Registration Nos. 033-07647
811-04782

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 29, 2022

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 286	☒

and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 297	☒
(Check appropriate box or boxes)

HSBC FUNDS
(Exact name of registrant as specified in charter)
4400 Easton Commons, Suite 200
Columbus, Ohio 43219-3035
(Address of principal executive offices)
Registrant's Telephone Number, including area code: (800) 782-8183

Stefano Michelagnoli, President
452 Fifth Avenue
New York, New York 10018-2786
(Name and address of agent for service)
Please send copies of all communications to:

David J. Harris, Esq.
Brenden P. Carroll, Esq.
Dechert LLP
1900 K Street, N.W.
Washington, D.C. 20006-2401

It is proposed that this filing will become effective:
☐	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on [date] pursuant to paragraph (b) of Rule 485
☒	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on [date] pursuant to paragraph (a)(1) of Rule 485
☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485
☐	on [date] pursuant to paragraph (a)(2) of Rule 485
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Preliminary Prospectus dated April 29, 2022

Subject to Completion

The information in this Prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

HSBC Global Asset Management (USA) Inc.

HSBC Funds

Prospectus

June [30], 2022

EQUITY FUND	Class A	Class C	Class I

HSBC RadiantESG U.S. Smaller Companies Fund (formerly, HSBC Opportunity Fund)	HSOAX	HOPCX	RESCX

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF HSBC BANK USA, N.A. AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY.

HSBC Funds	Table of Contents

	Summary Section
This section summarizes	3	HSBC RadiantESG U.S. Smaller Companies Fund
the Fund’s investment
objective, strategies, fees,
risks, and past performance,
and provides other information
about your account.

	Additional Information About the Fund’s
	Investment Strategies and Risks
This section provides	17	More About Risks and Investment Strategies
additional details about the	18	Investment Risks of the Fund
Fund’s investment	23	More Information About Indices
strategies and risks.	23	Who May Want to Invest?
	23	More Information About Fund Investments
	24	Portfolio Holdings
	24	The Two-Tier Fund Structure

	Fund Management
Review this section	25	The Investment Adviser and Subadviser
for details on	26	Portfolio Managers
the people and	27	The Distributor, Administrator and Sub-Administrator
organizations who provide
services to the Fund.

	Shareholder Information
Review this section for	28	Pricing of Fund Shares
additional information,	29	Purchasing and Adding to Your Shares
including for information	34	Selling Your Shares
on how shares are valued,	38	Distribution Arrangements/Sales Charges
and how to purchase,	42	Distribution and Shareholder Servicing Arrangements—
sell and exchange shares.		Revenue Sharing
This section also describes	42	Exchanging Your Shares
related charges, and	43	Delivery of Shareholder Documents
payments of dividends	44	Other Information
and distributions.	44	Dividends, Distributions and Taxes

	Financial Highlights
Review this section	47	HSBC RadiantESG U.S. Smaller Companies Fund
for details on
selected financial
statements of the Fund.

2

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Class A and Class C Shares

Investment Objective

The investment objective of the HSBC RadiantESG U.S. Smaller Companies Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund^

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the HSBC Family of Funds. More information about these and other discounts is available from your financial professional, and is explained in “Distribution Arrangements/Sales Charges” on page [●] of this prospectus and in the Fund’s Statement of Additional Information (“SAI”) in “Right of Accumulation” on page [●].

Shareholder Fees
(fees paid directly from your investment)	Class A	Class C
Maximum Sales Charge (load) Imposed on
Purchases (as a % of offering price)	5.00%	None
Maximum Deferred Sales Charge (load)
(as a % of amount redeemed)	None	1.00%

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class A	Class C
Management Fee	0.60%	0.60%
Distribution (12b-1) Fee	0.00%	0.75%
Other Expenses:
Shareholder Servicing Fee	0.25%	0.25%
Other Operating Expenses	5.95%	5.95%
Total Other Expenses	6.20%	6.20%
Total Annual Fund Operating Expenses[1]	6.80%	7.55%
Fee Waiver and/or Expense Reimbursement[2]	5.35%	5.35%
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement	1.45%	2.20%

^	This table reflects the combined fees and expenses for both the Fund and the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”).
[1]	The Total Annual Fund Operating Expenses have been restated to reflect current expenses.
[2]

HSBC Global Asset Management (USA) Inc., the Portfolio’s investment adviser (the “Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 1.45% for Class A Shares and 2.20% for Class C Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded, to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until June 30, 2023. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Fund.

3

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the combined fees and expenses of the Fund and the Portfolio. The Example takes the Expense Limitation Agreement into account for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$640	$1,954	$3,221	$6,194
Class C Shares	$323	$1,736	$3,173	$6,186

For the share class listed below, you would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class C Shares	$223	$1,736	$3,173	$6,186

The example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your cost would be higher.

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. For simplicity purposes, this prospectus may use the term “Fund” to include the Portfolio. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those companies with market capitalizations within the range represented in the Russell 2500® Growth Index (as of [●], 2022, between approximately $[●] million and $[●] billion), the Fund’s broad-based securities market index. The Fund may also invest in equity securities of larger, more established companies.

RadiantESG Global Investors LLC, the Portfolio’s subadviser (“RadiantESG” or the “Subadviser”), uses proprietary models to evaluate companies along key fundamental characteristics as well as environmental, social, and governance (“ESG”) criteria. In managing the Portfolio, RadiantESG seeks to identify and invest in companies with compelling fundamentals and attractive ESG profiles.

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HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

The Subadviser’s fundamental view of companies is assessed using two proprietary models: Comprehensive Quality and Stock Sentiment.

●	The Comprehensive Quality Model seeks to identify companies with higher profitability, greater earnings stability, and higher perceived sustainability of earnings as indicated by lower levels of asset growth, lower use of accruals, and other measures.

●	The Stock Sentiment Model seeks to identify companies with attractive earnings revisions, positive industry momentum, and positive news sentiment.

The Subadviser uses its proprietary Positive Change Model to evaluate companies using ESG criteria. The Positive Change Model seeks to identify companies that are “ESG Leaders” (companies believed to have leading ESG positioning in their relevant industries/sectors), “ESG Evolvers” (companies believed to be improving their ESG positioning in their relevant industries/sectors), and “Impact Leaders” (companies with products and services believed to be aligned to the United Nations Sustainable Development Goals (“UNSDGs”)). The Positive Change Model assigns multiple “scores” to each company in the Portfolio’s investment universe based on select ESG and Impact criteria. Company-level E, S, and G scores and combined ESG scores, along with company-level Impact scores (in each case, point in time and trending), are the primary criteria in RadiantESG’s assessment of a company’s ESG profile. The Subadviser believes that these scores convey material information on a company’s operational strengths and weaknesses as well as a company’s positioning with respect to systemic forces (including climate change) that RadiantESG believes will economically affect all companies. The Subadviser uses proprietary and third-party data to assess ESG and Impact exposure to specific criteria, including, for example, greenhouse gas (“GHG”) emissions, water use, diversity, human rights, corporate ethical behavior, and board structure/independence. The importance and weighting of ESG and Impact criteria will vary by industry/sector. RadiantESG defines “Impact” as the percentage of net revenue aligned to the UNSDGs, a globally accepted standard for evaluating investment impact.

RadiantESG uses a “bottom-up” investment process in which: (1) stocks deemed to exhibit excessive tail risk (e.g., micro-cap companies, companies with excessive valuations or volatility, companies that operate in controversial business lines, and companies facing severe controversies) are excluded from the Portfolio’s investment universe and not considered for investment, (2) all of the remaining stocks are analyzed using the Comprehensive Quality, Stock Sentiment, and Positive Change Models, (3) an initial portfolio is constructed from companies scoring highly along both fundamental and ESG criteria, subject to risk management criteria (e.g., industry/sector exposure and position size), and (4) RadiantESG performs a qualitative review before constructing the final Portfolio. The Subadviser will sell a stock if the company no longer exhibits both compelling fundamentals and an attractive ESG profile.

The Subadviser believes that incorporating ESG criteria into its investment process is an important complement to its two fundamental models (Comprehensive Quality and Stock Sentiment). The Subadviser’s objective in evaluating ESG considerations is to identify threats faced by companies, including transition and regulatory risk, as well as investment opportunities associated with the more efficient use of natural resources, more effective use of human resources, and better governance. The Subadviser also believes that attractive ESG characteristics will economically advantage companies relative to their peers, potentially characterized by superior earnings growth, fewer incidents of legal or regulatory action, greater talent attraction and retention, and fewer incidents of value-destroying ethical or governance malfeasance.

The Fund will invest primarily in U.S. common stocks, but may, to a limited extent, invest in other types of securities, such as non-U.S. securities listed on U.S. securities exchanges.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

5

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

●

ESG Investing Risk: The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business line and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or certain types of companies. For example, the Fund generally will not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes. In evaluating a company, the Subadviser is dependent upon third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG data from third-party data providers may be incomplete, inaccurate, or unavailable and may vary significantly from one third-party data provider to another, which could adversely affect the analysis of ESG criteria relevant to a particular company. Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by the Subadviser or any third-party research or data providers or any judgment exercised by the Subadviser will reflect the views of any particular investor. The Subadviser’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice.

●

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition, overall market and economic conditions, and government policies, including tax incentives and subsidies. As a result, the value of equity securities may fluctuate drastically from day to day. Equity securities that are traded in the over-the-counter markets (rather than on a securities exchange) are generally less liquid and generally subject to less onerous corporate disclosure and governance standards. The risks of investing in equity securities also include:

●

Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

●

Capitalization Risk: Investments in medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, more difficult to value accurately, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than larger and medium capitalization companies. Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments.

●	Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

●

Market Risk: The value of the Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

●

Model and Data Risk: The Subadviser employs proprietary quantitative models in selecting investments for the Fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes in a factor’s historical trends, and technical issues in the construction, implementation, and maintenance of the models (including, for example, problems with data sourced by the Subadviser or supplied by third parties, software issues, or other types of errors). There are limitations inherent in every quantitative model and there is no guarantee that quantitative models will perform as expected or result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative asset managers may amplify losses.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

6

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Importantly, prior to June [30], 2022, the Fund had been known as the HSBC Opportunity Fund, and certain of its principal investment strategies differed. Moreover, on June [30], 2022, RadiantESG Global Investors LLC assumed day-to-day management of the Portfolio (replacing the Portfolio’s then-existing subadviser). Performance information set forth below prior to June [30], 2022 reflects the performance of the Portfolio’s former subadviser. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class A Shares and how performance has varied from year to year. The returns for Class C Shares will differ from the Class A Shares’ returns shown in the bar chart because the expenses of the classes differ.

7

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Performance Bar Chart and Table (continued)

Annual Total Returns as of 12/31 for Class A Shares
(Excluding sales charges, which if included, would cause returns to be lower.)

Best Quarter:	6/30/2020	34.71%
Worst Quarter:	3/31/2020	-25.92%

8

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Performance Bar Chart and Table (continued)

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns shown in the table below are for Class A Shares of the Fund and after-tax returns for Class C Shares may vary. The table further compares the Fund’s performance over time to that of the Russell 2500® Growth Index.

Average Annual Total Returns^ (for the periods ended December 31, 2021)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class A Return Before Taxes	Sept. 23, 1996	9.90%	18.22%	14.48%	11.20%
Class A Return After Taxes
on Distributions	Sept. 23, 1996	-0.63%	13.28%	10.83%	8.56%
Class A Return After Taxes
on Distributions and Sale of
Fund Shares	Sept. 23, 1996	9.42%	13.13%	10.78%	8.59%
Class C Return Before Taxes
(with applicable CDSC)	Nov. 4, 1998	14.81%	18.61%	14.64%	11.23%
Russell 2500® Growth Index
(reflects no deduction for
fees, expenses or taxes)	—	5.04%	17.65%	15.57%	9.61%*

^	During the year ended December 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended December 31, 2010, 2011, 2012 and 2013, the Portfolio received payments in respect of class action settlements and during the year ended December 31, 2010, the Fund received a one-time payment in respect of a class action settlement, which had the result of increasing the Portfolio’s and the Fund’s total return. As a result, the Fund’s total return for the years ended December 31, 2007, 2010, 2011, 2012 and 2013 were higher than they would have been had the Fund and the Portfolio not received the payments.
*	Since September 23, 1996.

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Portfolio’s investment adviser. RadiantESG Global Investors LLC is the Portfolio’s subadviser.

Portfolio Managers

Investment decisions for the Portfolio are made by the investment team at the Subadviser which is led by Kathryn McDonald, co-founder and Head of Investments and Sustainability, and Harry Prabandham, Chief Investment Officer. Mr. Prabandham and Kevin Lin, CFA, Senior Portfolio Manager, are responsible for the day-to-day management of the Portfolio. The RadiantESG Investment Forum, which is chaired by Ms. McDonald, provides oversight of research and investment activities of the investment strategy for the Fund.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691), wire transfer or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

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HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Purchasing and Selling Your Shares (continued)

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class A or C Shares
Regular (non-retirement)	$1,000	$100
Retirement (IRA)	$250	$100
Automatic Investment Plan	$250	$25

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, semi-annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser, the distributor and/or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

10

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Class I Shares

Investment Objective

The investment objective of the HSBC RadiantESG U.S. Smaller Companies Fund (the “Fund”) is long-term growth of capital.

Fees and Expenses of the Fund^

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and Example below. The table does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay
each year as a percentage of the value of your investment)	Class I
Management Fee	0.60%
Distribution (12b-1) Fee	0.00%
Other Expenses:
Shareholder Servicing Fee	0.00%
Other Operating Expenses	1.08%
Total Other Expenses	1.08%
Total Annual Fund Operating Expenses[1]	1.68%
Fee Waiver and/or Expense Reimbursement[2]	0.78%
Total Annual Fund Operating Expenses After
Fee Waiver and/or Expense Reimbursement	0.90%

^	This table reflects the combined fees and expenses for both the Fund and the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”).
[1]	The Total Annual Fund Operating Expenses have been restated to reflect current expenses.
[2]

HSBC Global Asset Management (USA) Inc., the Portfolio’s investment adviser (“Adviser”), has entered into a contractual expense limitation agreement with the Fund (“Expense Limitation Agreement”) under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 0.90% for Class I Shares. Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded, to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitation shall be in effect until June 30, 2023. The Expense Limitation Agreement shall terminate upon the termination of the Investment Advisory Contract between HSBC Funds (the “Trust”) and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. The Example reflects the combined fees and expenses of the Fund and the Portfolio. The Example takes the Expense Limitation Agreement into account for the first year only. The Example does not take into account brokerage commissions that you may pay on your purchases of Class I Shares of the Fund. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class I Shares	$92	$453	$839	$1,922

11

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Portfolio Turnover

The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Annual Fund Operating Expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 78% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. For simplicity purposes, this prospectus may use the term “Fund” to include the Portfolio. The Fund seeks to achieve its investment objective by investing, under normal circumstances, at least 80% of its net assets, plus borrowings for investment purposes, in U.S. equity securities of small and mid-cap companies. Small and mid-cap companies generally are defined as those companies with market capitalizations within the range represented in the Russell 2500® Growth Index (as of [●], 2022, between approximately $[●] million and $[●] billion), the Fund’s broad-based securities market index. The Fund may also invest in equity securities of larger, more established companies.

RadiantESG Global Investors LLC, the Portfolio’s subadviser (“RadiantESG” or the “Subadviser”), uses proprietary models to evaluate companies along key fundamental characteristics as well as environmental, social, and governance (“ESG”) criteria. In managing the Portfolio, RadiantESG seeks to identify and invest in companies with compelling fundamentals and attractive ESG profiles.

The Subadviser’s fundamental view of companies is assessed using two proprietary models: Comprehensive Quality and Stock Sentiment.

●	The Comprehensive Quality Model seeks to identify companies with higher profitability, greater earnings stability, and higher perceived sustainability of earnings as indicated by lower levels of asset growth, lower use of accruals, and other measures.

●	The Stock Sentiment Model seeks to identify companies with attractive earnings revisions, positive industry momentum, and positive news sentiment.

The Subadviser uses its proprietary Positive Change Model to evaluate companies using ESG criteria. The Positive Change Model seeks to identify companies that are “ESG Leaders” (companies believed to have leading ESG positioning in their relevant industries/sectors), “ESG Evolvers” (companies believed to be improving their ESG positioning in their relevant industries/sectors), and “Impact Leaders” (companies with products and services believed to be aligned to the United Nations Sustainable Development Goals (“UNSDGs”)). The Positive Change Model assigns multiple “scores” to each company in the Portfolio’s investment universe based on select ESG and Impact criteria. Company-level E, S, and G scores and combined ESG scores, along with company-level Impact scores (in each case, point in time and trending), are the primary criteria in RadiantESG’s assessment of a company’s ESG profile. The Subadviser believes that these scores convey material information on a company’s operational strengths and weaknesses as well as a company’s positioning with respect to systemic forces (including climate change) that RadiantESG believes will economically affect all companies. The Subadviser uses proprietary and third-party data to assess ESG and Impact exposure to specific criteria, including, for example, greenhouse gas (“GHG”) emissions, water use, diversity, human rights, corporate ethical behavior, and board structure/independence. The importance and weighting of ESG and Impact criteria will vary by industry/sector. RadiantESG defines “Impact” as the percentage of net revenue aligned to the UNSDGs, a globally accepted standard for evaluating investment impact.

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HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Principal Investment Strategies (continued)

RadiantESG uses a “bottom-up” investment process in which: (1) stocks deemed to exhibit excessive tail risk (e.g., micro-cap companies, companies with excessive valuations or volatility, companies that operate in controversial business lines, and companies facing severe controversies) are excluded from the Portfolio’s investment universe and not considered for investment, (2) all of the remaining stocks are analyzed using the Comprehensive Quality, Stock Sentiment, and Positive Change Models, (3) an initial portfolio is constructed from companies scoring highly along both fundamental and ESG criteria, subject to risk management criteria (e.g., industry/sector exposure and position size), and (4) RadiantESG performs a qualitative review before constructing the final Portfolio. The Subadviser will sell a stock if the company no longer exhibits both compelling fundamentals and an attractive ESG profile.

The Subadviser believes that incorporating ESG criteria into its investment process is an important complement to its two fundamental models (Comprehensive Quality and Stock Sentiment). The Subadviser’s objective in evaluating ESG considerations is to identify threats faced by companies, including transition and regulatory risk, as well as investment opportunities associated with the more efficient use of natural resources, more effective use of human resources, and better governance. The Subadviser also believes that attractive ESG characteristics will economically advantage companies relative to their peers, potentially characterized by superior earnings growth, fewer incidents of legal or regulatory action, greater talent attraction and retention, and fewer incidents of value-destroying ethical or governance malfeasance.

The Fund will invest primarily in U.S. common stocks, but may, to a limited extent, invest in other types of securities, such as non-U.S. securities listed on U.S. securities exchanges.

Principal Investment Risks

You could lose money by investing in the Fund. The Fund has the following principal investment risks. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

●	ESG Investing Risk: The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business line and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or certain types of companies. For example, the Fund generally will not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes. In evaluating a company, the Subadviser is dependent upon third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG data from third-party data providers may be incomplete, inaccurate, or unavailable and may vary significantly from one third-party data provider to another, which could adversely affect the analysis of ESG criteria relevant to a particular company. Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by the Subadviser or any third-party research or data providers or any judgment exercised by the Subadviser will reflect the views of any particular investor. The Subadviser’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice.

13

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Principal Investment Risks (continued)

●	Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition, overall market and economic conditions, and government policies, including tax incentives and subsidies. As a result, the value of equity securities may fluctuate drastically from day to day. Equity securities that are traded in the over-the-counter markets (rather than on a securities exchange) are generally less liquid and generally subject to less onerous corporate disclosure and governance standards. The risks of investing in equity securities also include:

●	Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value.

●	Capitalization Risk: Investments in medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, more difficult to value accurately, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure. Stocks of smaller capitalization companies generally have more risk than larger and medium capitalization companies. Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments.

●	Issuer Risk: An issuer’s earnings prospects and overall financial position may deteriorate, causing a decline in the Fund’s net asset value.

●	Market Risk: The value of the Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Market risk may affect a single issuer, industry or section of the economy or it may affect the economy as a whole. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region. Events such as war, acts of terrorism, social unrest, natural disasters, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments.

●	Model and Data Risk: The Subadviser employs proprietary quantitative models in selecting investments for the Fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes in a factor’s historical trends, and technical issues in the construction, implementation, and maintenance of the models (including, for example, problems with data sourced by the Subadviser or supplied by third parties, software issues, or other types of errors). There are limitations inherent in every quantitative model and there is no guarantee that quantitative models will perform as expected or result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative asset managers may amplify losses.

An investment in the Fund is not a deposit of HSBC Bank USA, N.A. and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Bar Chart and Table

The bar chart and table below provide an indication of the risks of an investment in the Fund by showing changes in the Fund’s year-to-year performance and by showing how the Fund’s average annual returns compare with those of a broad measure of market performance. Importantly, prior to June [30], 2022, the Fund had been known as the HSBC Opportunity Fund, and certain of its principal investment strategies differed. Moreover, on June [30], 2022, RadiantESG Global Investors LLC assumed day-to-day management of the Portfolio (replacing the Portfolio’s then-existing subadviser). Performance information set forth below prior to June [30], 2022 reflects the performance of the Portfolio’s former subadviser. Past performance, including before- and after-tax returns, does not indicate how the Fund will perform in the future.

The bar chart below shows the Fund’s annual returns for Class I Shares and how performance has varied from year to year.

14

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

Performance Bar Chart and Table (continued)

Annual Total Returns as of 12/31 for Class I Shares

Best Quarter:	6/30/2020	34.47%
Worst Quarter:	3/31/2020	-25.58%

The table below shows returns on a before-tax and after-tax basis. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. The table further compares the Fund’s performance over time to that of the Russell 2500® Growth Index.

Average Annual Total Returns^ (for the periods ended December 31, 2021)

	Inception				Since
	Date	1 Year	5 Years	10 Years	Inception
Class I Return Before Taxes	Sept. 3, 1996	16.21%	19.93%	15.60%	12.08%
Class I Return After Taxes
on Distributions	Sept. 3, 1996	-3.02%	12.68%	10.81%	9.04%
Class I Return After Taxes
on Distributions and Sale
of Fund Shares	Sept. 3, 1996	15.66%	13.96%	11.44%	9.28%
Russell 2500® Growth Index
(reflects no deduction for
fees, expenses or taxes)	—	5.04%	17.65%	15.57%	9.75%	*

15

HSBC RadiantESG U.S. Smaller Companies Fund
Summary Section

^

During the year ended December 31, 2007, the Portfolio received a one-time reimbursement from the Adviser related to past marketing arrangements. During the years ended December 31, 2010, 2011, 2012 and 2013, the Portfolio also received payments in respect of class action settlements and during the year ended December 31, 2010, the Fund also received a one-time payment in respect of a class action settlement, which had the result of increasing the Portfolio’s and the Fund’s total return. As a result, the Fund’s total return for the years ended December 31, 2007, 2010, 2011, 2012 and 2013 were higher than they would have been had the Fund and the Portfolio not received the payments.

*	Since September 3, 1996.

Investment Advisers

HSBC Global Asset Management (USA) Inc. is the Portfolio’s investment adviser. RadiantESG Global Investors LLC is the Portfolio’s subadviser.

Portfolio Managers

Investment decisions for the Portfolio are made by the investment team at the Subadviser which is led by Kathryn McDonald, co-founder and Head of Investments and Sustainability, and Harry Prabandham, Chief Investment Officer. Mr. Prabandham and Kevin Lin, CFA, Senior Portfolio Manager, are responsible for the day-to-day management of the Portfolio. The RadiantESG Investment Forum, which is chaired by Ms. McDonald, provides oversight of research and investment activities of the investment strategy for the Fund.

Purchasing and Selling Your Shares

Generally, you may purchase or redeem Fund shares on any business day by mail (HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691), wire transfer or telephone at 1-800-782-8183. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

	Minimum	Minimum
	Initial	Subsequent
Account Type	Investment*	Investment*
Class I Shares	$1,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the omnibus account level.

Tax Information

The Fund intends to declare and pay dividends from net investment income, if any, semi-annually. The Fund’s distributions are taxable and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser, the distributor and/or their affiliates may pay the intermediary for the sale of Fund shares and related services. These payments create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s Web site for more information.

16

Additional Information About the Fund’s Investment Strategies and Risks

More About Risks and Investment Strategies

The Fund is a series of HSBC Funds (the “Trust”). The Fund comprises two separate series of the Trust. The Class A Shares and Class C Shares are issued by one series of the Trust and the Class I Shares are issued by another series of the Trust.

The investment objectives and strategies of the Fund are non-fundamental and may be changed without shareholder approval. Shareholders will be given at least 60 days’ advance notice of any change in the Fund’s 80% investment policy. Shareholders will be given advance notice of material changes to the Fund’s investment objective or other non-fundamental investment policies. If there is a change in the investment objective or strategies of the Fund, shareholders should consider whether the Fund remains an appropriate investment in light of their current financial position and needs. There can be no assurance that the investment objective of the Fund will be achieved.

The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC RadiantESG U.S. Smaller Companies Portfolio (the “Portfolio”), an additional series of the Trust. The Portfolio has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the Fund or “feeder fund”) is investing all its assets in a second fund (the Portfolio or “master fund”). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures. For reasons relating to costs or a change in investment objective, among others, the Fund could switch to another pooled investment company or decide to manage its assets itself. The Fund is not currently contemplating such a change. See “The Two-Tier Fund Structure” for more information.

Institutional investors are permitted to invest in the Fund. As a result, the Fund may have large inflows or outflows of cash from time to time. This could have adverse effects on the Fund’s performance or liquidity if the Fund was required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains or losses, increase the Fund’s transaction costs and impact liquidity.

The Fund may seek a temporary or defensive position in response to unfavorable economic or market conditions, while waiting for suitable investment opportunities, or under other circumstances (e.g., to seek returns on excess cash) as the Adviser and/or Subadviser, as applicable, deems appropriate. When the Fund is seeking a temporary or defensive position, it may invest part or all of its assets in: cash or cash equivalents; time deposits, certificates of deposit and bankers’ acceptances issued by a commercial bank or savings and loan association; commercial paper rated at the time of purchase by one or more nationally recognized statistical rating organizations (“NRSROs”) in one of the two highest categories or, if not rated, issued by a corporation having an outstanding unsecured debt issue rated high-grade by an NRSRO; short-term corporate obligations rated high-grade by an NRSRO; U.S. Government obligations; Government agency securities issued or guaranteed by U.S. Government-sponsored instrumentalities and federal agencies; repurchase agreements collateralized by the securities listed above; and both affiliated (including the HSBC U.S. Government Money Market Fund) and unaffiliated money market fund shares. The Fund’s investment objective may not be achieved while it is invested in a temporary or defensive position. The Fund may also borrow money for temporary or emergency purposes.

17

Additional Information About the Fund’s Investment Strategies and Risks

Investment Risks of the Fund

An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. This section provides more detailed information about the Fund’s principal investments and risks. This prospectus does not disclose all the types of securities or investment strategies that the Fund may use. The Fund’s SAI provides more detailed information about the securities, investment policies and risks described in this prospectus. Reference in the table below to the Fund includes the Portfolio.

The Fund is subject to the following investment risks. The risks are presented in an order intended to facilitate readability and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

● Principal Risk
* Additional Risk	Fund
Risk
Allocation	*
Currency	*
ESG Investing	●
Equity Securities	●
Foreign Securities	*
Large Shareholder Transactions	*
Liquidity	*
Market	●
Model and Data	●
Other Investment Companies (including Exchange-Traded Funds)	*
Portfolio Turnover	*
Regulatory	*
REITs	*
Sector Risk	*
Temporary Defensive
Position Risk	*

●	Allocation Risk: The Fund’s portfolio managers may favor one or more types of investments, assets, sectors or geographic regions that underperform other investments, assets, sectors, geographic regions or the securities markets as a whole. As a result, an investor may lose money.

●	Currency Risk: Fluctuations in exchange rates between the U.S. dollar and foreign currencies, or between various foreign currencies, may negatively affect the Fund’s performance. Adverse changes in exchange rates may erode or reverse any gains produced by foreign-currency denominated investments and may widen any losses. Currency exchange rates can be volatile and can be affected by, among other factors, the actions or inactions by U.S. or foreign governments, central banks or supranational entities, the imposition of currency controls, speculation, or general economic or political developments in the U.S. or a foreign country. The Fund may seek to reduce currency risk by hedging part or all of its exposures to various foreign currencies; however, even if such hedging techniques are employed, there is no assurance that they will be successful.

18

Additional Information About the Fund’s Investment Strategies and Risks

Investment Risks of the Fund (continued)

●

ESG Investing Risk: The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business line and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or certain types of companies. For example, the Fund generally will not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes. In evaluating a company, the Subadviser is dependent upon third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG data from third-party data providers may be incomplete, inaccurate, or unavailable and may vary significantly from one third-party data provider to another, which could adversely affect the analysis of ESG criteria relevant to a particular company.

Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by the Subadviser or any third-party research or data providers or any judgment exercised by the Subadviser will reflect the views of any particular investor. The Subadviser’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice. Moreover, the Subadviser’s ESG criteria and ESG-related investment processes may vary from that of other mutual funds or their investment advisers because there are no generally accepted standards for ESG disclosure or evaluation.

●

Equity Securities Risk: The prices of equity securities fluctuate from time to time based on changes in a company’s financial condition, overall market and economic conditions, and government policies, including tax incentives and subsidies. Individual companies may report poor results or be negatively affected by industry and/or economic trends and other developments, and the prices of equity securities issued by such companies may suffer a decline in response. These factors contribute to price volatility, which is the principal risk of investing in funds that primarily hold, directly or indirectly, equity securities. Historically, the equity markets have moved in cycles and investments in equity securities in general are subject to market risks that may cause their prices to fluctuate over time. As a result, the value of equity securities may fluctuate drastically from day to day, as the market price of such securities increases or decreases. Equity securities have greater price volatility than debt instruments. Equity securities that are traded in the over-the-counter markets (rather than on a securities exchange) are generally less liquid and generally subject to less onerous corporate disclosure and governance standards. The risks of investing in equity securities also include:

●

Style Risk: The risk that use of a growth or value investing style may fall out of favor in the marketplace for various periods of time and result in significant declines in the value of the Fund’s investments. Growth stock prices reflect projections of future earnings or revenues and may decline dramatically if the company fails to meet those projections. Prices of these companies’ securities may be more volatile than other securities, particularly over the short term. A value stock may not increase in price as anticipated if other investors fail to recognize the company’s value and bid up the price, the markets favor faster-growing companies, or the factors that were expected to increase the price of the security do not occur.

●

Capitalization Risk: Investments in medium and smaller capitalization companies may involve greater risks due to limited product lines and market and financial or managerial resources. Stocks of these companies may also be more volatile, more difficult to value accurately, less liquid and subject to the potential for greater declines in stock prices in response to selling pressure.

19

Additional Information About the Fund’s Investment Strategies and Risks

Investment Risks of the Fund (continued)

Stocks of smaller capitalization companies generally have more risk than medium capitalization companies. Small capitalization stocks tend to perform differently from other segments of the equity market or the equity market as a whole, and can be more volatile than stocks of medium or large capitalization companies. Small-capitalization companies may be newer or less established.

Stocks of large capitalization companies may be volatile in the event of earnings disappointments or other financial developments. Large capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large capitalization companies may also be less flexible in evolving markets or unable to implement change as quickly as small or medium capitalization companies.

●

Issuer Risk: The value of a security may fluctuate for a variety of reasons that relate to the issuer, including, but not limited to, earnings prospects and overall financial position, management performance and reduced demand for the issuer’s products and services.

●

Foreign Securities Risk: Investments in foreign securities are generally considered riskier than investments in U.S. securities and are subject to additional risks, including international trade, social, political, economic and regulatory risks; fluctuating currency exchange rates; less liquid, developed or efficient trading markets; the imposition of exchange controls, confiscation of assets and property and other government restrictions and controls (e.g., sanctions and tariffs) by the United States or other countries; expropriation or confiscatory taxation; imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains); and different accounting, financial reporting, corporate disclosure and governance standards. Securities of emerging market issuers generally have more risk than securities issued by issuers of more developed markets. Foreign issuers are generally not subject to the same degree of regulations as U.S. issuers, and political changes could adversely affect the Fund’s investments in a foreign country. The Fund may determine not to invest in, or may limit its overall investment in, a potential issuer, country or geographic region due to, among other things, war, political and social instability, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. In addition, the lack of regulatory controls may expose the Fund to additional risks. Geopolitical developments in certain countries or regions in which the Fund may invest have caused, or may in the future cause, significant volatility in financial markets. These and other geopolitical developments could negatively impact the value of the Fund’s investments.

Securities markets of many foreign countries are relatively small, with a limited number of companies representing a smaller number of industries. To the extent the Fund’s investments in a single country or a group of countries represent a larger percentage of the Fund’s assets, the Fund’s performance may be adversely affected by the economic, political and social conditions in that country or group of countries. The Fund’s annual and semi-annual reports to shareholders disclose the extent to which the Fund invests in a particular group of countries.

●

Large Shareholder Transactions Risk: The Fund may be adversely impacted when certain large shareholders, including institutional investors, purchase or redeem large amounts of shares of the Fund, which may occur rapidly or unexpectedly. As a result, the Fund may experience redemptions resulting in large outflows of cash from time to time. This could have adverse effects on the Fund’s performance if the Fund were required to sell securities at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains or losses and increase the Fund’s transaction costs or decrease the liquidity of the Fund’s portfolio. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains larger cash position than it ordinarily would. Large redemptions of Fund shares could also result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Although large shareholder transactions may be more frequent under certain circumstances, the Fund is generally subject to the risk that a large shareholder can purchase or redeem a significant percentage of Fund shares at any time. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder, which could exacerbate any potential negative effects experienced by the Fund.

20

Additional Information About the Fund’s Investment Strategies and Risks

Investment Risks of the Fund continued

●

Liquidity Risk: The Fund may not be able to sell some or all of its investments at desired prices or without significant dilution to remaining investors’ interests, or may be unable to sell investments at all, due to lack of demand in the market for, or a reduction in the number or capacity of market participants making a market in, such investments. Additionally, the Fund may, at times, hold illiquid investments, by virtue of the absence of a readily available market for certain of its investments, because of legal or contractual restrictions on sales, or because of extended local market closures due to holidays or otherwise. The Fund will not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The Fund could lose money or dilute remaining investors’ interests if it is unable to dispose of an investment at a time that is most beneficial to the Fund, which could prevent the Fund from taking advantage of other investment opportunities. Investments that are illiquid or less liquid or that trade in lower volumes may be more difficult to value, particularly during changing economic, political or market conditions. Liquidity risk may be magnified in a rising interest rate environment, when credit quality is deteriorating or in other circumstances where investor redemptions may be higher than normal. An investment may become illiquid after purchase. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries.

●

Market Risk: The value of the Fund’s investments may decline due to changing economic, political, social, regulatory or market conditions. Issuer, political, economic, regulatory, social or market developments can affect a single issuer, issuers within an industry or economic sector or geographic region or the market as a whole. In the short term, the Fund’s investments can fluctuate dramatically in response to these developments. Different parts of the market and different types of securities can react differently to these developments. Moreover, the conditions in one country or geographic region could adversely affect the Fund’s investments in a different country or geographic region due to increasingly interconnected global economies and financial markets. Even when markets perform well, there is no assurance that the investments held by the Fund will increase in value along with the broader market or maintain their value. In addition, market risk includes the risk that geopolitical and other events will disrupt the economy on a regional, national or global level. Events such as war, acts of terrorism, regional conflicts, market manipulation, government defaults, government shutdowns, natural/environmental disasters, social unrest, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments, including in ways that cannot be foreseen. The Fund could be negatively impacted if the values of its investments were harmed by such political or economic events. Any market disruptions could also prevent the Fund from executing advantageous investment decisions in a timely manner.

Funds that have focused their investments in a region or country enduring geopolitical or other types of market disruption will face higher risks of loss. Thus, investors should closely monitor current market conditions to determine whether the Fund meets their individual financial needs and tolerance for risk.

●

Model and Data Risk: The Subadviser employs a proprietary quantitative models in selecting investments for the Fund. Investments selected using these models may perform differently than expected as a result of the factors used in the models, the weight placed on each factor, changes in a factor’s historical trends, and technical issues in the construction, implementation, and maintenance of the models (including, for example, problems with data sourced by the Subadviser or supplied by third parties, software issues, or other types of errors). There are limitations inherent in every quantitative model and there is no guarantee that quantitative models will perform as expected or result in effective investment decisions for the Fund. Additionally, commonality of holdings across quantitative asset managers may amplify losses.

21

Additional Information About the Fund’s Investment Strategies and Risks

Investment Risks of the Fund continued

The use of proprietary quantitative models could be adversely impacted by unforeseeable software or hardware malfunction and other technological failures, power loss, software bugs, malicious code such as “worms,” viruses or system crashes, or various other events or circumstances within or beyond the control of the Subadviser. Certain of these events or circumstances may be difficult, or even impossible, to detect or prevent. The Subadviser’s proprietary quantitative models have been formulated, in part, using historical data, and historical data may not be predictive of future price movements. Models may not be reliable if unusual or disruptive events cause market movements, the nature or size of which are inconsistent with the historical performance of individual markets and their relationship to one another or to other macroeconomic events. Models also rely heavily on data that may be licensed from a variety of sources, and the functionality of the models depends, in part, on the timeliness and accuracy of voluminous data inputs.

●

Other Investment Companies Risk: By investing in other investment companies (including ETFs) indirectly through the Fund, investors will incur a proportionate share of the expenses of the other investment companies held by the Fund (including operating costs and investment management fees) in addition to the fees regularly born by the Fund. In addition, the Fund will be affected by the investment policies, practices, and performance of such investment companies in direct proportion to the amount of assets of the Fund invests therein.

●

Portfolio Turnover Risk: The Fund is actively managed and, in some cases, the Fund’s portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and may result in a lower net asset value. High portfolio turnover (over 100%) also may result in the realization of substantial net short-term capital gains, which when distributed are taxable to shareholders. The trading costs and tax effects associated with turnover may adversely affect the Fund’s performance.

●

Regulatory Risk: Entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Fund’s and their performance and increase the Fund’s fees and expenses. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

●

REIT Risk: Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. REITs whose underlying properties are concentrated in a particular industry or geographic region are also subject to risks affecting such industries and regions. The securities of REITs involve greater risks than those associated with larger, more established companies and may be subject to more abrupt or erratic price movements because of interest rate changes, economic conditions and other factors. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry. REITs may also fail to qualify for tax free pass-through of income or may fail to maintain their exemptions from investment company registration. Securities of such issuers may lack sufficient market liquidity to enable the Fund to effect sales at an advantageous time or without a substantial drop in price.

●

Sector Risk: To the extent the Fund focuses its investments in securities of issuers in one or more sectors, the Fund will be subject, to a greater extent than if its investments were diversified across different sectors, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that sector, such as: adverse economic, business, political, environmental, regulatory, or other developments.

The small- and mid-cap sector of the U.S. stock market includes a significant number of companies the securities of which may be characterized as technology or technology-related and health care investments. The value of the Fund’s investments in the small- and mid-cap sector of the stock market will be impacted by developments affecting technology and technology-related and health care stocks generally (e.g., intense competition, rapid obsolescence of products and services, and current and potential government regulation).

●

Temporary Defensive Position Risk: The Fund may temporarily depart from its principal investment strategies by making short-term investments in cash, cash equivalents, high-quality, short-term debt instruments and money market instruments for temporary defensive purposes in response to adverse market, economic or political conditions. This may result in the Fund not achieving its investment objective during that period. If the market advances during periods when the Fund is holding a large cash position, the Fund may not participate to the extent it would have if it had been more fully invested.

22

Additional Information About the Fund’s Investment Strategies and Risks

Other Information

To the extent authorized by law, the Fund and the Portfolio reserve the right to discontinue offering shares at any time, merge, reorganize itself or any class of shares or cease operations and liquidate.

More Information About Indices

An index measures the market prices of a specific group of securities in a particular market or market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, the performance would be lower.

Russell 2500TM Growth Index: The Russell 2500TM Growth Index measures the performance of the small to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Who May Want To Invest?

Consider investing in the Fund if you are:

●	Seeking a long-term goal such as retirement

●	Looking to add a growth component to your investment portfolio

●	Seeking to invest in a fund that incorporates ESG criteria into its investment process

●

Willing to accept higher risks of investing in the stock market (particularly with respect to investments in small and medium capitalization companies) in exchange for potentially higher long-term returns

The Fund will not be appropriate for anyone:

●	Pursuing a short-term goal or investing emergency reserves

●	Seeking safety of principal

●	Seeking monthly income

More Information About Fund Investments

This prospectus describes the Fund’s principal strategies, and the Fund will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, the Fund also may invest in other securities and engage in other investment practices. These securities and investment practices, as well as those described in this prospectus, are described in detail in the Statement of Additional Information (“SAI”). Of course, the Fund cannot guarantee that it will achieve its investment goal.

23

Additional Information About the Fund’s Investment Strategies and Risks

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the SAI and on the Fund’s website at https://investorfunds.us.hsbc.com. To request a copy of the SAI, please refer to the back cover of this prospectus.

The Two-Tier Fund Structure

The Fund seeks to achieve its investment objective by investing all of its investable assets in a corresponding series of the Trust that has the same investment objective as the Fund. The underlying series of the Trust is the HSBC RadiantESG U.S. Smaller Companies Portfolio. This is referred to as a “master/feeder” arrangement because one fund (the “feeder fund” or the Fund) “feeds” its assets into another fund (the “master fund” or the Portfolio). Shareholders should carefully consider this two-tier investment approach. For example, other mutual funds or non-registered funds or other institutional investors may invest in the Portfolio on the same terms and conditions as the Fund (although they may have different sales commissions and other operating expenses that may generate different returns). As with traditionally structured funds which have large investors, the actions of these mutual funds and institutional investors (or other large investors) may have a material effect on smaller investors in the Portfolio, including the Fund. For example, if a large investor withdraws from the Portfolio, operating expenses may increase, thereby producing lower returns for investors in the Fund. Additionally, the Portfolio may become less diversified, which could increase its risk.

Except as permitted, whenever the Fund is requested to vote on a matter pertaining to the Portfolio, the Fund will hold a meeting of its shareholders. At the meeting of investors in the Portfolio, the Fund will cast all of its votes in the same proportion as the votes of the Fund’s shareholders.

The investment objective of the Fund and Portfolio may be changed without approval of the shareholders. The Fund may withdraw its investment in the Portfolio as a result of certain changes in the Portfolio’s investment objective, policies or restrictions or if it is in the best interests of the Fund to do so.

24

Fund Management

The Investment Adviser and Subadviser

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York, 10018, is the investment adviser for the Fund and Portfolio pursuant to an investment advisory contract (the “Investment Advisory Agreement”) with the Trust. The Adviser is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company (“HSBC”). HSBC currently provides investment advisory services for individuals, trusts, estates and institutions. As of [●], 2022, the Adviser had approximately $[●] billion in assets under management.

The Trust and the Adviser have received an exemptive order from the Securities and Exchange Commission (“SEC”) that allows the Adviser to implement new investment subadvisory contracts and to make material changes to existing subadvisory contracts with certain unaffiliated subadvisers with the approval of the Board of Trustees, but without shareholder approval. Subject to the terms of the exemptive order, the Fund and Portfolio may currently hire and/or terminate subadvisers without shareholder approval. The Adviser has the ultimate responsibility, subject to oversight by the Board of Trustees, to oversee any subadvisers and recommend their hiring, termination and replacement.

RadiantESG Global Investors LLC (“RadiantESG”) serves as subadviser to the Portfolio pursuant to a subadvisory agreement (the “Subadvisory Agreement”) with the Adviser. RadiantESG makes the day-to-day investment decisions and continuously reviews, supervises and administers the Portfolio’s investment program. RadiantESG is a women-led and majority diverse-employee-owned investment manager that specializes in building ESG-integrated investment strategies. All current employees are partners of the firm. RadiantESG, which was founded in 2021, is comprised of an investment team that came from Rosenberg Equities, a global investment firm and pioneer in quantitative investing, and brings over sixty years of collective experience investing in U.S., global and emerging markets small and large cap stocks. Its principal office is located in Danville, California. As of [●], RadiantESG had approximately $[●] million in assets under management.

On June [30], 2022, RadiantESG assumed day-to-day management of the Portfolio. For its services, RadiantESG receives a fee equal on an annual basis to 0.35% of the Portfolio’s average daily net assets. Prior to June [30], 2022, Westfield Capital Management Company, L.P. served as subadviser to the Portfolio and received a fee equal on an annual basis to 0.55% of the Portfolio’s average daily net assets.

For these advisory and management services (including any subadvisory services), during the last fiscal year the Fund and Portfolio paid a management fee (net of fee waivers) as follows:

Percentage of
Average Net Assets
for Fiscal Year Ended 10/31/21
U.S. Smaller Companies Class A and Class C Shares	0.00%
U.S. Smaller Companies Class I Shares	0.02%

The Adviser may voluntarily waive all or a portion of its management fee. The Adviser has done so for periods of operation during which the Fund’s Total Annual Fund Operating Expenses were above the Fund’s expense limitation, as set forth in the applicable contractual Expense Limitation Agreement. The Adviser has entered into a contractual expense limitation agreement with the Fund under which it will limit the total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to the annual rates shown in the table below:

Class A	Class C	Class I
Shares	Shares	Shares
1.45%	2.20%	0.90%

25

Fund Management

Any amounts contractually waived or reimbursed by the Adviser will be subject to repayment by the Fund to the Adviser within three years, calculated monthly from when the waiver or reimbursement was recorded, to the extent that the repayment will not cause the Fund’s operating expenses to exceed the contractual expense limit that was in effect at the time of such waiver or reimbursement. The expense limitations shall be in effect until June 30, 2023. The expense limitation agreement shall terminate upon the termination of the Investment Advisory Agreement between the Trust and the Adviser, or it may be terminated upon written notice to the Adviser by the Trust’s Board of Trustees.

A discussion regarding the basis for the Board of Trustees’ approval of the Investment Advisory Agreement and Subadvisory Agreement is available in the Fund’s April 30, 2022 semi-annual report.

Portfolio Managers

HSBC RadiantESG U.S. Smaller Companies Portfolio

Investment decisions for the Portfolio are made by the RadiantESG investment team. The RadiantESG investment team has over sixty years of combined experience in equity investing in small and large cap companies around the globe, as well as depth of knowledge as practitioners in evaluating the intersection between environmental, social and governance considerations and investment insights.

●

Kathryn McDonald is co-founder and Head of Investments and Sustainability. Ms. McDonald leads the firm’s ESG and impact research effort with a heavy focus on investment modeling, data vetting and thematic research. Ms. McDonald, who was previously Head of Sustainable Investing at Rosenberg Equities, has over 27 years of investment and research experience, and also chairs the RadiantESG Investment Forum. She holds a Master of International Management from The American Graduate School of International Management and an undergraduate degree in Economics from Willamette University.

●

Harry Prabandham is a Partner and Chief Investment Officer. Mr. Prabandham is responsible for the overall management of investment strategies including research, portfolio modelling, portfolio construction and portfolio review. Mr. Prabandham, who was previously Head of Multi-factor and Alpha strategies at Rosenberg Equities, has 15 years of investment experience. He also has over 10 years of experience in Quantitative Financial Modeling, M&A and Software Engineering. He has an MBA from The Wharton School at the University of Pennsylvania, a Master of Computer Science from the Indian Statistical Institute and a bachelor’s degree in Mechanical Engineering from Bangalore University.

●

Kevin Lin, CFA, is a Partner and Senior Portfolio Manager. Mr. Lin is responsible for carrying out the investment process including research, portfolio modelling, portfolio construction and portfolio review. Mr. Lin, who was previously Principal Researcher for Multi-Factor and Active Strategies at Rosenberg Equities and lead portfolio manager for small cap strategies, has 18 years of quantitative investment experience. He is a CFA Charterholder and earned a Master of Science in Statistics from Stanford University, a Master of Financial Engineering from the University of California at Berkeley and an undergraduate degree in Atmospheric Sciences from the National Taiwan University.

Additional information about the portfolio managers’ compensation, other accounts managed by these individuals, and their ownership of securities in the Portfolio they manage is available in the SAI. You can obtain a copy of the SAI on the Fund’s website at https://investorfunds.us.hsbc.com.

26

Fund Management

The Distributor, Administrator and Sub-Administrator

The Adviser also serves as the Trust’s administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers, and monitors certain aspects of the Trust’s operations. The Administrator has retained Citi Fund Services Ohio, Inc., whose address is 4400 Easton Commons, Suite 200, Columbus, OH 43219, as sub-administrator to the Fund (the “Sub-Administrator”). Administrative services provided by the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Foreside Distribution Services, L.P. (the “Distributor”), a member of the Financial Industry Regulatory Authority (“FINRA”), is the Trust’s principal underwriter and acts as the Trust’s distributor in connection with the offering of Fund shares. The Distributor may enter into agreements with banks, broker-dealers, or other financial intermediaries through which investors may purchase or redeem shares.

The SAI has more detailed information about the Adviser, Subadvisers, Distributor, Administrator and Sub-Administrator and other service providers. You can obtain a copy of the SAI on the Fund’s website at https://investorfunds.us.hsbc.com.

27

Shareholder Information

Pricing of Fund Shares

How NAV is Calculated

The net asset value (“NAV”) for each class of shares is calculated by dividing the total value (current market value based on readily available market quotations) of the Fund’s investments and other assets attributable to a class, less any liabilities attributable to that class, by the total number of outstanding shares of that class:

NAV =	Total Assets – Liabilities
Number of Shares
Outstanding

The value of assets in the Fund’s portfolio is determined on the basis of their market value, or where market quotations are not readily available or are deemed unreliable due to a significant event or otherwise, based on fair value as determined in good faith in accordance with the procedures established by, and under the general supervision of, the Fund’s Board of Trustees. Debt obligations with maturities of 60 days or less may be valued at amortized cost or on the basis of their market value. The Fund may invest in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Fund does not price its shares. The value of portfolio securities held by such Fund may change on days when shareholders will not be able to purchase or redeem shares.

The NAV of the Fund is generally determined once each day at the close of regular trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern Time on days the Exchange is open.

The Exchange is generally not open, and the Fund does not price its shares, on most U.S. national holidays (New Year’s Day, Martin Luther King Jr. Day, President’s Day, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) or on Good Friday.

The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund does not price its shares (e.g., on a day that the Exchange is closed) and an investor is not able to purchase, redeem or exchange shares.

Your order for the purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted by the Fund or its agent, plus any applicable sales charge. If you sell Class C Shares of the Fund, a contingent deferred sales charge may apply, which would reduce the amount of money paid to you by the Fund. For more information about sales charges, see the section on “Distribution Arrangements/Sales Charges.”

Fair Value Pricing Policies

The Fund will fair value price its securities in accordance with Board-approved procedures when market quotations are not readily available. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below) and other securities where a market price is not available from either a national pricing service or a broker. In addition, exception-priced securities (i.e., securities for which the market value is provided by a quote from a single broker rather than a national pricing service) will be reviewed on a quarterly basis. Fair valuations will be reviewed by the Board of Trustees, and/or the "designee" of the Board of Trustees (as applicable), not less than four times a year. Fair value pricing should result in a more accurate determination of the Fund’s NAV, which should eliminate the potential for stale pricing arbitrage opportunities in the Fund. However, fair value pricing involves the risk that the values used by the Fund to price its investments may be different from those used by other investment companies and investors to price the same investments.

28

Shareholder Information

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and that could materially affect the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where the level of a movement in a designated market or index is sufficiently large to constitute a significant event.

Purchasing and Adding to Your Shares

Purchasing Shares

You may purchase, redeem or exchange shares of the Fund through the Fund’s Transfer Agent or through banks, brokers and other investment representatives, which may charge additional fees and may require higher minimum investments or impose other limitations on buying and selling shares. If you purchase, redeem or exchange shares through a bank, broker or other investment representative, that party is responsible for transmitting orders to the Fund’s Transfer Agent and may have an earlier cut-off time for purchase, redemption and exchange orders. Purchase, redemption and exchange orders will be executed at the NAV next calculated after the Fund’s Transfer Agent has received and accepted the order in good order.

In addition, certain banks, brokers and other investment representatives are authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders placed by or on behalf of their customers. If a bank, broker or other investment representative is authorized to accept, on behalf of the Trust, purchase, redemption and exchange orders (and provided such authorized agent complies with its agreement with the Trust or the Distributor), the Fund or the Fund’s Transfer Agent will be deemed to have received an order for the purchase, redemption or exchange of Fund shares when the order is received and accepted in good order by such authorized agent, and the order will be executed at the NAV next calculated. Each authorized agent’s agreement with the Trust or the Distributor allows orders to be executed at the NAV next calculated, after the order is received and accepted in good order by such authorized agent, although the order may not be transmitted to the Trust or the Fund’s Transfer Agent until after the time at which the Fund next calculates its NAV.

In general, “good order” means that payment for your purchase and all the information needed to complete your order must be received by the Fund, the Fund’s Transfer Agent or their authorized agents before your order is processed. Purchase proceeds must be received by 6:00 p.m. Eastern time.

You should contact the bank, broker or other investment representative through whom you purchase, redeem or exchange shares of the Fund to learn whether it is authorized to accept orders on behalf of the Trust. You should also consult such bank, broker or other investment representative for specific information about the purchase, redemption and/or exchange of Fund shares.

All purchases must be in U.S. dollars. A fee will be charged for any checks that do not clear. Third-party checks, money orders, travelers’ checks and credit card convenience checks are not accepted. Bank starter checks will not be accepted for initial purchases.

The Fund may reject a purchase order if it considers it in the best interest of the Fund and its shareholders. The Fund has the option of not accepting purchase orders from non-U.S. investors.

Investment minimums for any class may be waived or lowered, at the discretion of the Adviser, for investments in the Fund by clients of the Adviser and its affiliates or in other situations where the Adviser determines that it is in the best interests of the Fund and its shareholders to do so.

29

Shareholder Information

Purchasing and Adding to Your Shares
continued

	Minimum	Minimum
Class A or C	Initial	Subsequent
Shares	Investment*	Investment*
Regular	$1,000	$100
(non-retirement)
Retirement (IRA)	$250	$100
Automatic
Investment Plan	$250	$25
Class I Shares**	$1,000,000	$0

*	Omnibus accounts are eligible to meet the minimums at the Omnibus account level.
**	Class I Shares are available for investment by investment companies advised by the Adviser and employees of the Adviser, its affiliates and members of the HSBC Funds’ Board of Trustees, without regard to these minimums.

Avoid 24% Tax Withholding

The Fund is required to withhold 24% of taxable dividends, capital gains distributions and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number in compliance with Internal Revenue Service (“IRS”) rules, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability. To avoid this, make sure you provide your correct Tax Identification Number (social security number for most investors) on your Account Application and required certifications.

Instructions for Opening or Adding to an Account

By Regular Mail or By Overnight Service

Initial Investment:

If purchasing through your financial adviser or brokerage account, simply tell your adviser or broker that you wish to purchase shares of the Fund and he or she will take care of the necessary documentation. For all other purchases, follow the instructions below.

1.

Carefully read, complete and sign the Account Application. Establishing your account privileges now saves you the inconvenience of having to add them later. A copy of the application can be obtained on the Fund’s website at https://investorfunds.us.hsbc.com.

2.	Make your check payable to “HSBC Funds” and include the name of the appropriate Fund(s) on the check.

3.	Mail to: HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691.

Subsequent Investment:

1.	Use the investment slip attached to your account statement. Or, if unavailable,

2.	Include the following information in writing:

●	Fund name

●	Share class

●	Amount invested

●	Account name

●	Account number

3.	Mail to: HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691.

Electronic vs. Wire Transfer

Wire transfers allow financial institutions to send funds to each other, almost instantaneously. With an electronic purchase or sale, the transaction is made through the Automated Clearing House (ACH) and may take up to eight days to clear. There is generally no fee for ACH transactions.

30

Shareholder Information

Purchasing and Adding to Your Shares
continued

Electronic Purchases

Your bank must participate in the ACH and must be a U.S. bank. Your bank or broker may charge for this service.

Select the electronic purchase option on your Account Application or call 1-800-782-8183. Your account can generally be set up for electronic purchases within 15 days.

Call 1-800-782-8183 to arrange a transfer from your bank account.

By Wire Transfer

For information on how to request a wire transfer, call 1-800-782-8183.

Directed Dividend Option

By selecting the appropriate box on the Account Application, you can elect to receive your distributions (capital gains and dividends) in cash (check) or have distributions reinvested in the Fund or reinvested in another HSBC Fund without a sales charge. You must maintain the minimum balance in the Fund into which you plan to reinvest dividends or the reinvestment will be suspended and your dividends paid to you. The Fund may modify or terminate this reinvestment option without notice. You can change or terminate your participation in the reinvestment option at any time by calling 1-800-782-8183.

Automatic Investment Plan

You can make automatic investments in the Fund from your bank account, through payroll deduction or from your federal employment, Social Security or other regular government checks. Automatic investments can be as little as $25, once you have invested the $250 minimum required to open the account.

To invest regularly from your bank account:

Complete the Automatic Investment Plan portion on your Account Application.

Make sure you note:

■	Your bank name, address and account number

■	The amount you wish to invest automatically (minimum $25)

■	How often you want to invest (every month, 4 times a year, twice a year or once a year)

■	Attach a voided personal check.

To invest regularly from your paycheck or government check:

Call 1-800-782-8183 for an enrollment form.

31

Shareholder Information

Purchasing and Adding to Your Shares
continued

Customer Identification Information

To help the U.S. Government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person that opens a new account, and to determine whether such person’s name appears on U.S. Government lists of known or suspected terrorists and terrorist organizations.

As a result, the Fund must obtain the following information for each person that opens a new account:

●	Name;

●	Date of birth (for individuals);

●	Residential or business street address (although post office boxes are still permitted for mailing); and

●	Social security number, taxpayer identification number, or other identifying number.

You may also be asked for a copy of your driver’s license, passport or other identifying document in order to verify your identity. In addition, it may be necessary to verify your identity by cross-referencing your identification information with a consumer report or other electronic database. Additional information may be required to open accounts for corporations and other entities.

Federal law prohibits the Fund and other financial institutions from opening a new account unless they receive from an investor the minimum identifying information listed above. After an account is opened, the Fund may restrict your ability to purchase additional shares until your identity is verified. The Fund may close your account or take other appropriate action if they are unable to verify your identity within a reasonable time. If your account is closed for this reason, your shares will be redeemed at the NAV next calculated after the account is closed.

Restrictions on Offers and Sales to Canadian Residents

The shares described in this prospectus may only be distributed in Canada through HSBC Global Asset Management (Canada) Limited and this prospectus may not be used to solicit, and will not constitute a solicitation of, an offer to buy shares in Canada unless such solicitation is made by HSBC Global Asset Management (Canada) Limited. A distribution or solicitation may be deemed to occur in Canada where a distribution or solicitation is made to a person (including an individual, corporation, trust, partnership or other entity or other legal person) resident or otherwise located in Canada at the applicable time. For these purposes, the following persons will generally be considered to be a Canadian resident:

1.	An individual, if

●	the individual's primary principal residence is located in Canada; or

●	the individual is physically located in Canada at the time of the offer, sale or other relevant activity.

2.	A corporation, if

●	the corporation's head office or principal office is located in Canada; or

●	securities of the corporation that entitle the holder to elect a majority of the directors are held by Canadian Resident individuals (as described above) or by legal persons resident or otherwise located in Canada; or

32

Shareholder Information

Purchasing and Adding to Your Shares
continued

●	the individuals that make investment decisions or provide instructions on behalf of the corporation are Canadian Resident individuals (as described above).

3.	A trust, if

●	the principal office of the trust (if any) is located in Canada; or

●	the trustee (or in the case of multiple trustees, the majority of trustees) are Canadian Resident individuals (as described above) or are legal persons resident or otherwise located in Canada; or

●	the individuals that make investment decisions or provide instructions on behalf of the trust are Canadian Resident individuals (as described above).

4.	A partnership, if

●	the partnership's head office or principal office (if any) is located in Canada; or

●	the holders of the majority of the interests of or in the partnership are held by Canadian Residents (as described above); or

●	the general partner (if any) is a Canadian Resident (as described above); or

●	the individuals that make investment decisions or provide instructions on behalf of the partnership are Canadian Resident individuals (as described above).

Market Timing

In accordance with policies and procedures adopted by the Board of Trustees, the Fund discourages market timing and other excessive trading practices. The Fund is intended primarily for use as long-term investment vehicles. Frequent short-term (market timing) trading practices may disrupt portfolio management strategies, increase brokerage and administrative costs, harm Fund performance and result in dilution in the value of Fund shares held by longer-term shareholders.

Frequent purchases and redemptions of shares of a mutual fund (including activities of “market timers”) can result in the dilution in the value of Fund shares held by long-term shareholders, interference with the efficient management of the Fund’s investment portfolio and increased brokerage and administrative costs. The Board of Trustees has considered the extent to which the Fund may be vulnerable to such risks. The Fund reserves the right to reject any purchase or exchange order for any reason. The Fund is not designed to serve as vehicles for frequent trading.

As a deterrent to excessive trading, the Fund may use an independent pricing service using fair valuation methodologies approved and monitored by the Board of Trustees. For more information on fair valuation, see “Shareholder Information-Pricing of Fund Shares-Fair Value Pricing Policies.”

It is the practice of the Fund to monitor purchases, sales and exchanges of Fund shares, and to take appropriate action if it is determined that there is transactional activity in the Fund’s shares that is deemed inappropriate. The Fund and the Adviser reserve the right to reject or restrict purchase or exchange requests from any investor and also reserve the right to close any account in which a pattern of excessive trading has been identified.

The Fund cannot guarantee that they will detect every market timer due to the limitations inherent in their technological systems. Under Rule 22c-2 of the Investment Company Act of 1940, as amended, the Fund has entered into agreements with financial intermediaries obligating them to provide, upon the Fund’s request, information regarding their customers and their customers’ transactions in shares of the Fund. However, there can be no guarantee that all market timing will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a format that can be quickly analyzed or evaluated by the Fund. The Fund reserves the right to modify their policies and procedures at any time without prior notice as the Fund deems necessary in their sole discretion to be in the best interests of Fund shareholders or to comply with state or federal legal requirements.

33

Shareholder Information

Selling Your Shares

Generally, you may sell your Fund shares at any time. Your sales price will generally be the next NAV calculated after your sell order is received and accepted in good order by the Fund, its transfer agent or your investment representative, as described under “Purchasing Shares” above. You may receive proceeds of your sale in a check, ACH, or federal wire transfer. Other than as described below, the Fund expects that it will take one to two business days (or such other times in accordance with the requirements of your financial intermediary) following the receipt of your sale order to pay out your sale proceeds; however, while not expected, payment of sale proceeds may take up to seven days.

Instructions for Selling Shares

If selling your Fund shares through your financial adviser or broker, ask him or her for redemption procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your redemption. For all other sales transactions, follow the instructions below.

Withdrawing Money from Your Fund Investment

As a mutual fund shareholder, you are technically selling shares when you request a withdrawal in cash. This is also known as redeeming shares or a redemption of shares.

Contingent Deferred Sales Charge

When you sell Class C Shares of the Fund, you will be charged a fee for any shares that have not been held for a sufficient length of time. These fees will be deducted from the money paid to you. See the sections on “Distribution Arrangements/Sales Charges” and “Exchanging Your Shares” for details.

By Telephone

(unless you have declined telephone sales privileges)

1.	Call 1-800-782-8183 with instructions as to how you wish to receive your funds (mail, wire, electronic transfer). (See “Selling Your Shares—Verifying Telephone Redemptions”)

By Mail or Overnight Service

(See “Selling Your Shares—Redemptions in Writing Required”)

1.	Call 1-800-782-8183 to request redemption forms or write a letter of instruction indicating:

●	Your Fund and account number

●	Amount you wish to redeem

●	Address where your check should be sent

●	Account owner’s signature

2.	Mail to: HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691.

34

Shareholder Information

Selling Your Shares continued

Wire Transfer

You must select this option on your Account Application. Call 1-800-782-8183 to request a wire transfer. If you call by 4 p.m. Eastern Time, your payment will normally be wired to your bank on the next business day. Otherwise, it will normally be wired on the second business day after your call.

The Fund may charge a wire transfer fee.

NOTE: Your financial institution may also charge a separate fee.

Electronic Redemptions

Call 1-800-782-8183 to request an electronic redemption. Your bank must participate in the ACH and must be a U.S. bank. Redemption proceeds will normally be credited within two business days (or such other times in accordance with the requirements of your financial intermediary). Your bank may charge for this service.

Systematic Withdrawal Plan

You can receive automatic payments from your account on a monthly, quarterly, semi-annual or annual basis. The minimum withdrawal is $50. To activate this feature:

●	Make sure you have checked the appropriate box on the Account Application, or call 1-800-782-8183.

●	Include a voided personal check.

●	Your account must have a value of $10,000 or more to start withdrawals.

If the value of your account falls below $1,000, you may be asked to add sufficient funds to bring the account back to $1,000, or the Fund may close your account and mail the proceeds to you.

Redemptions in Writing Required

You must request redemptions in writing for certain types of redemptions by Individual Retirement Accounts (“IRAs”) and for redemption requests requiring a Medallion Signature Guarantee. A Medallion Signature Guarantee for all registered owners or their legal representative is needed in the following situations:

●	You want to redeem shares with a value of $50,000 or more and you want to receive the proceeds in the form of a check;

●	You want your payment sent to an address, bank account or payee other than the one currently designated on your account;

●	You want the redemption proceeds to be transferred to another Fund account with a different registration; or

●	Other unusual situations as determined by the Fund’s transfer agent.

You must obtain a Medallion Signature Guarantee from members of the STAMP (Securities Transfer Agents Medallion Program), MSP (New York Stock Exchange Signature Program) or SEMP (Stock Exchanges Medallion Program). Members are subject to dollar limitations which must be considered when requesting their guarantee. The transfer agent may reject any signature guarantee if it believes the transaction would otherwise be improper.

The transfer agent reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted. A notary public cannot provide a signature guarantee. The transfer agent reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor. The transfer agent may also request a letter from a surviving joint owner before fulfilling a redemption request.

35

Shareholder Information

Selling Your Shares continued

Non-Financial Transactions

The transfer agent accepts signature guarantee from a notary public in any of the following non-financial transactions:

●	A change of name;

●	Add or change banking instructions (the bank account must have at least one common owner with the owner of the Fund account);

●	Add or change beneficiaries;

●	Add or change authorized account traders;

●	Add a Power of Attorney;

●	Add or change a Trustee; or

●	A UTMA/UGMA custodian change.

Verifying Telephone Redemptions

The Fund attempts to ensure that telephone redemptions are only made by authorized shareholders. All telephone calls are recorded for your protection and you will be asked for information to verify your identity. Proceeds of telephone redemption requests will be sent to your address of record or authorized account designated in the current records of the Transfer Agent (unless you provide written instructions and a Medallion signature guarantee, indicating another address or account). For the 15-day period following a change of account address, telephone redemptions will only be filled by a wire transfer to the authorized account designated in the current records of the transfer agent. In order to receive the redemption by check during this time period, the redemption request must be in the form of a written letter (a Medallion signature guarantee may be required). Given these precautions, unless you have specifically indicated on your Account Application that you do not want the telephone redemption feature, you may be responsible for any fraudulent telephone orders.

Redemptions Within 10 Days of Shares Purchased by Check

When you have made an investment by check and subsequently request a redemption, you will not receive the redemption proceeds until the Fund’s transfer agent is satisfied that the check has cleared (which may require up to 10 business days).

Redemption Proceeds

The Fund typically expects that it will hold cash or cash equivalents to meet redemption requests. The Fund may also use the proceeds from the sale of portfolio securities to meet redemption requests. In addition, under stressed market conditions, as well as for temporary or emergency purposes, the Fund may distribute redemption proceeds in kind, access a line of credit or overdraft facility or borrow through other sources to meet redemptions. Redemption proceeds are generally paid in cash, but the Fund reserves the right to pay, above certain limits, all or part of any redemption proceeds in kind, that is, in securities with a market value equal to the redemption price. If the Fund makes a payment in kind, the securities will be valued in the same manner as NAV is calculated. The Fund may provide these securities in lieu of cash without prior notice. You would have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains you may realize from the sale, or from the sale of securities you receive. Additional information is available in the Fund’s SAI.

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Delay or Suspension in Payment of Redemption Proceeds

The Fund may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted, (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable or (iii) for such other periods as the SEC may permit.

In addition, a temporary hold may be placed on the disbursement of redemption proceeds from an account if there is a reasonable belief that financial exploitation of a Specified Adult (as defined below) has occurred, is occurring, has been attempted or will be attempted. Notice of such a delay will be provided in accordance with regulatory requirements. This temporary hold will be for an initial period of no more than 15 business days while an internal review of the facts and circumstances of the suspected financial exploitation is conducted, but the temporary hold may be extended for up to 10 additional business days if the internal review supports the belief that financial exploitation has occurred, is occurring, has been attempted, or will be attempted. Both the initial and additional hold on the disbursement may be terminated or extended by a state regulator or an agency or court of competent jurisdiction. For purposes of this paragraph, the term “Specified Adult” refers to an individual who is (1) a natural person age 65 and older; or (2) a natural person age 18 and older who is reasonably believed to have a mental or physical impairment that renders the individual unable to protect his or her own interests.

Closing of Small Accounts

If your account falls below $50 due to redemptions, the Fund may ask you to increase your balance. If it is still below $50 after 30 days, the Fund may close your account and send you the proceeds at the current NAV.

Undeliverable or Uncashed Checks

Any check tendered in payment of a redemption transaction that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV. No interest will accrue on amounts represented by uncashed redemption checks.

Any check tendered in payment of dividends or other distributions that cannot be delivered by the post office or which remains uncashed for more than six months may be reinvested in the shareholder’s account at the then-current NAV, and if the Fund cannot locate the shareholder, the dividend option may be changed from cash to reinvest. Distributions are reinvested on the pay-date at the NAV determined at the close of business on the ex-date.

Unclaimed Accounts

Per state requirements, property may be transferred to the appropriate state if no activity occurs in the account within the time period specified by state law. Escheatment of an IRA account will be subject to 10% federal withholding tax and treated as a taxable distribution to you.

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Distribution Arrangements/Sales Charges

This section describes the sales charges and fees you will pay as an investor in different share classes offered by the Fund. The offering price of Class A Shares includes the front-end sales load. There is no sales charge on purchases of Class I Shares. In addition, there are no 12b-1 distribution or service fees paid from the Fund for Class I Shares. As such, Class I Shares, to the extent available, have lower annual expenses than the Class A or Class C Shares (as applicable).

	Class A Shares		Class C Shares	Class I Shares
Sales Charge (Load) Amount of Purchase	Percentage of Offering Price*	Percentage of Investment	No front-end sales charge. A contingent deferred sales charge (CDSC) may be imposed on shares redeemed within one year after purchase. Shares automatically convert to Class A Shares after 5 years.	No front-end sales charge.
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None
Distribution (12b-1) and/or Servicing Fee	Subject to annual shareholder servicing fees of up to 0.25% of the Fund’s average daily net assets attributable to Class A Shares.		Subject to combined annual distribution and shareholder servicing fees of up to 1.00% of the Fund’s average daily net assets attributable to Class C Shares.	No Distribution or Servicing Fees.
Fund Expenses	Lower annual expenses than Class C Shares. Higher annual expenses than Class I Shares.		Higher annual expenses than Class A and Class I Shares.	Lower annual expenses than Class A and Class C Shares.

*	The offering price of Class A Shares includes the front-end sales load.

You should note that the sales charge that appears in your trade confirmation may differ slightly from the rate disclosed in this prospectus due to rounding calculations.

As indicated in the above chart, and as discussed further below, you may, under certain circumstances, be entitled to pay reduced sales charges on your purchases of Class A Shares or have those charges waived entirely. To take advantage of these discounts, you or your broker-dealer or financial intermediary must notify the Fund’s transfer agent at the time of your purchase order that a discount may apply to your current purchase. You may also be required to provide appropriate documentation to receive these discounts, including:

(A)	Information or records regarding shares of the HSBC Funds held in all accounts (e.g., retirement accounts) of the shareholder at the financial intermediary;

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(B)	Information or records regarding shares of the HSBC Funds held in any account of the shareholder at another financial intermediary; and

(C)	Information or records regarding shares of the HSBC Funds held at any financial intermediary by related parties of the shareholder, such as members of the same family or household.

You should note in particular that, if the Fund’s transfer agent is properly notified, as described in “Right of Accumulation” and “Combination Privilege” below, the “Amount of Purchase” in the above chart will be deemed to include all Class A or Class C Shares of the HSBC Funds that were acquired by purchase or exchange, and (with respect to Class A Shares) that were subject to a sales charge, that are held at the time of purchase by you, your spouse and your children under age 21. This includes, for example, any shares held at a broker-dealer or financial intermediary other than the one handling your current purchase. In some circumstances, other Fund shares may be aggregated with your current purchase under the Right of Accumulation as described in the SAI. For purposes of determining the “Amount of Purchase,” all qualifying shares held at the time of purchase will be valued at their current market value.

You should also note that if you provide the Fund’s transfer agent a signed written letter of intent to invest a total of at least $50,000 in Class A Shares in one or more of the HSBC Funds (except the HSBC Funds that are money market funds (the “HSBC Money Market Funds”)) within a 13 month period, any investments you make during the 13 months will be treated as though the total quantity were invested in one lump sum and you will receive the discounted sales charge based on your investment commitment. You must, however, inform the transfer agent that the letter of intent is in effect each time shares are purchased. Each purchase will be made at NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total amount indicated in the letter of intent.

In addition to the information provided in this prospectus and the SAI, information about sales charge discounts is available from your broker or financial intermediary and, free of charge, on the Fund’s website at https://investorfunds.us.hsbc.com.

Class A Shares
Sales Charge Reductions

Reduced sales charges for Class A Shares are available to shareholders with investments of $50,000 or more. In addition, you may qualify for reduced sales charges under the following circumstances. See the SAI for additional details.

●

Letter of Intent. You inform the Fund in writing that you intend to purchase enough shares over a 13-month period to qualify for a reduced sales charge. You must include a minimum of 5% of the total amount you intend to purchase with your letter of intent.

●

Right of Accumulation. When the value of Class A Shares that were subject to a sales charge at the time of acquisition (and the value of Class A Shares and Class I Shares acquired through asset allocation programs such as the HSBC Spectrum Program, which were not subject to a sales charge), plus the amount you intend to invest in Class A Shares, reaches the amount needed to qualify for reduced sales charges, your added investment will qualify for the reduced sales charge. You must, at the time of purchase, give the Fund’s transfer agent sufficient information to permit confirmation of your qualification for the right of accumulation.

●

Combination Privilege. In addition to combining share classes (to the extent set forth above), you can combine accounts of multiple HSBC Funds (excluding the HSBC Money Market Funds) or accounts of immediate family household members (spouse and children under 21) to achieve reduced sales charges. The reduced sales charge will apply only to current purchases and must be requested in writing when you buy your shares. If you qualify for a reduced sales charge, it will apply to the total amount of money being invested, even if only a portion of that amount exceeds the breakpoint for the reduced sales charge. For example, if you already own qualifying Class A Shares of an HSBC Fund with a value of $40,000 and wish to invest an additional $20,000 in Class A Shares of an HSBC Fund, the reduced initial sales charge of 4.50% will apply to the full $20,000 purchase and not just to the $10,000 in excess of the $50,000 breakpoint. To qualify for obtaining the discount applicable to a particular purchase, you or your financial intermediary must furnish the transfer agent with a list of the account numbers and the names in which your accounts are registered at the time the purchase is made.

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Class A Shares
Waiver of Sales Charges

The following qualify for waivers of sales charges:

●	Shares purchased by investment representatives through fee-based investment products or accounts.

●	Proceeds from redemptions from any of the HSBC Funds within 60 days after redemption, if you paid a front-end sales charge for those shares.

●	Proceeds from redemption of Class A Shares received from the automatic conversion of Class B Shares of the Fund within 60 days after redemption of the Class A Shares.

●

Proceeds from redemptions of Class A Shares of any HSBC Money Market Fund within 60 days after redemption, if you purchased the shares of the HSBC Money Market Fund with the proceeds of Class A Shares of any of the HSBC Funds on which you paid a front-end sales charge or which were received from the automatic conversion of Class B Shares of the Fund.

●	Reinvestment of distributions from a deferred compensation plan, agency, trust, or custody account that was maintained by the Adviser or its affiliates or invested in any of the HSBC Funds.

●	Shares purchased for trust or other advisory accounts established with the Adviser or its affiliates.

●	Shares purchased by tax-qualified employee benefit plans.

●

Shares purchased by directors, trustees, employees, and family members of the Adviser and its affiliates and any organization that provides services to the HSBC Funds current and retired Fund trustees; dealers who have an agreement with the Distributor; and any trade organization to which the Adviser or the Sub- Administrator belongs.

Additional information concerning your ability to qualify for sales charge reductions is set forth in the SAI. You can obtain a copy of the SAI on the Fund’s website at https://investorfunds.us.hsbc.com.

Distribution (12b-1) and Shareholder Servicing Fees

The Fund has adopted a Distribution (“12b-1”) Plan for Class A and Class C Shares, as applicable. 12b-1 fees compensate the Distributor and other dealers and investment representatives for services and expenses relating to the sale and distribution of the Fund’s shares and/or for providing shareholder services. 12b-1 fees are paid from Fund assets on an ongoing basis, and will decrease the return on your investment and may cost you more than paying other types of sales charges. The Fund has also adopted a Shareholder Services Plan for Class A and Class C Shares, as applicable. The Shareholder Services Plan provides that certain financial institutions and securities brokers (“Shareholder Servicing Agents”) provide certain services to the shareholders of the Fund including performing certain shareholder account, administrative and service functions.

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●	The 12b-1 fees and shareholder servicing fees vary by share class as follows:

●	Class A Shares may pay a 12b-1 fee of up to 0.25% of the average daily net assets of the Class A Shares of the Fund. Class A Shares have a non-compensatory 12b-1 Plan. No payments have been made under this plan and there is no current intention to charge this fee.

●	Class C Shares of the Fund pay a 12b-1 fee of up to 0.75% of the average daily net assets of the Class C Shares of the Fund. This will cause expenses for Class C Shares of the Fund to be higher and dividends to be lower than for Class A Shares.

●	The higher 12b-1 fee on Class C Shares of the Fund, together with the contingent deferred sales load, help sell Class C Shares without an “up-front” sales charge. In particular, these fees help to defray the costs of advancing brokerage commissions to investment representatives.

●	In addition to the 12b-1 fees, Class A and Class C Shares are subject to a shareholder servicing fee of up to 0.25% of the average daily net assets of the respective classes of the Fund.

●	The combination of the 12b-1 fees and shareholder servicing fees will not exceed 0.50% for the Class A Shares of the Fund, and 1.00% of the average daily net assets of the respective classes of the Fund for the Class C Shares.

●	There are no Rule 12b-1 distribution and shareholder servicing fees paid from the Fund for Class I Shares.

Long-term Class C shareholders of the Fund may pay indirectly more than the equivalent of the maximum permitted front-end sales charge due to the recurring nature of 12b-1 distribution and shareholder servicing fees.

Class C Shares

Class C Shares of the Fund may be purchased for individual accounts in amounts of less than $100,000. There is no sales charge imposed upon purchases of Class C Shares, but investors may be subject to a CDSC. Specifically, if you redeem Class C Shares of the Fund, your redemption may be subject to a 1.00% CDSC if the shares are redeemed less than one year after the date of original purchase of the Class C Shares. The CDSC will be assessed on the lesser of the NAV at the time of redemption or the NAV at the time of purchase.

If you sell some but not all of your Class C Shares of the Fund, shares not subject to the CDSC (i.e., shares purchased with reinvested dividends) will be redeemed first.

Conversion Feature—Class C Shares

●	Class C Shares of the Fund will convert automatically to Class A Shares of the same Fund after five years from the beginning of the calendar month in which the Class C Shares were originally purchased.

●	After conversion, your shares will be subject to the lower combined distribution and shareholder servicing fees charged on Class A Shares which will increase your investment return compared to the Class C Shares.

●	You will not pay any sales charge or fees when your shares convert, nor will the transaction be subject to any tax.

●	If you purchased Class C Shares of one Fund which you exchanged for Class C Shares of another Fund, your holding period will be calculated from the time of your original purchase. The dollar value of Class A Shares you receive will equal the dollar value of the Class C Shares converted.

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Waiver of Sales Charges—Class C Shares

The following qualify for waivers of sales charges:

●	Distributions following the death or disability of shareholder.

●	Redemptions representing the required minimum distribution from an IRA or a Custodial Account to a shareholder who has reached age 70½.

●	Redemptions representing the required minimum distribution from 401(k) retirement plans where such redemptions are necessary to make distributions to plan participants.

Class I Shares

There is no sales charge on purchases of Class I Shares. However, if you are effecting transactions in Class I Shares through a broker or financial intermediary that is acting as your agent, you may be required to pay a commission directly to your broker or financial intermediary. In addition to Class I Shares, the Fund also offers other classes of shares to investors. These other share classes are subject to different fees and expenses (which affect performance) and are entitled to different services than Class I Shares.

Distribution and Shareholder Servicing Arrangements—Revenue Sharing

The Adviser and/or its affiliates may, out of their own resources, and without cost to the Fund, assist in the sale, distribution and/or servicing of the Fund’s shares. Without limiting the foregoing, the Adviser and/or its affiliates may, out of their own resources, and without cost to the Fund, provide compensation to selected financial intermediaries for marketing and/or shareholder recordkeeping, processing, accounting and/or other administrative services in connection with the sale, distribution and/or servicing of shares and shareholders of the Fund. These payments, which may be significant, are not paid by the Fund, and therefore, do not increase Fund expenses. Accordingly, these payments are not included in the fee and expense tables in this Prospectus. In addition, these payments do not change the price paid by shareholders for the purchase of Fund shares, the amount the Fund receives as proceeds from such sales or the fees and expenses paid by the Fund. Historically, these payments have generally been structured as a percentage of average net assets attributable to the financial intermediary but may also be structured as a fixed dollar amount, or a combination of the two, or may be calculated on another appropriate basis. These payments are in addition to commissions and 12b-1 fees, shareholder servicing fees and sales charges borne by shareholders. The making of these payments creates a conflict of interest for a financial intermediary receiving such payments to recommend the Fund over another investment. Shareholders should ask their financial intermediaries about how they will be compensated for investments made in the Fund. For additional information on these arrangements and payments, please see the “Payments to Financial Intermediaries” section of the SAI.

Exchanging Your Shares

If exchanging your shares through your financial adviser or broker, ask him or her for exchange procedures. Your adviser and/or broker may have transaction minimums and/or transaction times that will affect your exchange. For all other redemption transactions, follow the instructions below.

You can exchange your shares of the Fund for shares of the same class of another HSBC Fund, usually without paying additional sales charges (see “Notes on Exchanges”). Transaction fees are generally not charged for exchanges.

You must meet the minimum investment requirements for the HSBC Fund into which you are exchanging. Exchanges from one HSBC Fund to another are taxable.

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Instructions for Exchanging Shares

Exchanges may be made by sending a written request to HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691 or by calling 1-800-782-8183. Please provide the following information:

●	Your name and telephone number

●	The exact name on your account and account number

●	Taxpayer identification number (usually your social security number)

●	Dollar value or number of shares to be exchanged

●	The name of the Fund from which the exchange is to be made

●	The name of the Fund into which the exchange is being made

See “Selling Your Shares” for important information about telephone transactions.

To prevent disruption in the management of the Fund due to market timing strategies, excessive exchange activity may be limited.

Notes on Exchanges

When exchanging from an HSBC Fund that has no sales charge or a lower sales charge to an HSBC Fund with a higher sales charge, you will pay the difference.

The registration and tax identification numbers of the two accounts must be identical.

The Exchange Privilege (including automatic exchanges) may be changed or eliminated at any time upon a 60-day notice to shareholders.

Be sure to read carefully the Prospectus of any HSBC Fund into which you wish to exchange shares.

Class A Shares of the Fund may be exchanged for Class D Shares of the HSBC Money Market Funds only if you are otherwise eligible to hold Class D Shares. In all other cases, you will receive Class A Shares of the HSBC Money Market Funds in exchange for your Class A Shares of any of the HSBC Funds.

Delivery of Shareholder Documents

In an effort to reduce the cost associated with the printing and mailing of prospectuses, annual reports and semi-annual reports as well as reduce the likelihood of our shareholders receiving duplicative mailings, the Fund intends to mail only one prospectus and shareholder report to shareholders having the same last name and residing at a common address. If you wish to receive separate copies of the prospectuses and shareholder reports, please contact your financial adviser or registered representative at the institution where you have your account.

If you are a client of HSBC Securities (USA) Inc., please send your request to the address below:

HSBC Securities (USA) Inc.
P.O. Box 4217
Buffalo, NY 14240-8929

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If you have any questions regarding the delivery of shareholder documents, please call 1-800-662-3343.

If your account is held directly with the Fund, please mail your request to the address below:

HSBC Funds
P.O. Box 219691
Kansas City, MO 64121-9691

If you have any questions regarding the delivery of shareholder documents, please call 1-800-782-8183.

The Fund will begin sending you individual copies of prospectuses and shareholder reports thirty days after receiving your request.

Other Information

The Prospectus and SAI, related regulatory filings and any other Fund communications or disclosure documents do not purport to create any contractual obligations between the Fund and shareholders. The Fund may amend any of these documents or enter into (or amend) a contract on behalf of the Fund without shareholder approval except where shareholder approval is specifically required. Furthermore, shareholders are not intended to be third-party beneficiaries of any contracts entered into by (or on behalf of) the Fund, including contracts with the Adviser, a Subadviser or other parties who provide services to the Fund.

Dividends, Distributions and Taxes

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested dividends and distributions. Dividends are higher for Class I Shares than for Class A Shares and Class C Shares (as applicable) because Class I Shares have lower operating expenses. Net capital gains are distributed at least annually.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution, which will generally be taxable. To the extent permitted by law, the Fund retains the right to temporarily suspend paying dividends if it is believed to be in the best interest of the Fund.

From time to time, a portion of the Fund’s distributions may constitute return of capital for tax purposes, and/or may include amounts in excess of the Fund’s net investment income for the period calculated in accordance with generally accepted accounting principles.

Taxes

The following information related to tax matters is meant as a general summary for U.S. taxpayers. Please see the SAI for more information. Because everyone’s tax situation is unique, you should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

●	The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders will be taxed on distributions they receive.

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●	Any income the Fund receives and any capital gain that the Fund derives is paid out, less expenses, to its shareholders.

●	Dividends from the Fund are paid semi-annually. Net capital gains, if any, for the Fund is at least annually. Unless a shareholder elects to receive them in cash, dividends and distributions will be automatically invested in additional shares of the Fund.

●	Dividends and distributions are treated in the same manner for federal income tax purposes whether you receive them in cash or in additional shares.

●	Subject to certain limitations, qualifying dividends on corporate stock that are reported as qualified dividend income are eligible for a reduced maximum rate to individuals of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts.

●	Any portion of the Fund's dividend that is derived from interest will not qualify for the reduced rate of tax that may apply to certain qualifying dividends on corporate stock, as described above. Instead, dividends attributable to interest will be taxed at the ordinary income tax rate applicable to the taxpayer. If the Fund reports a dividend as a capital gain distribution (e.g., when the Fund has a gain from the sale of an asset that the Fund held for more than one year), you will pay tax on that dividend at the long-term capital gains tax rate, no matter how long you have held your Fund shares. Distributions of short-term capital gains (e.g., when the Fund has a gain from the sale of an asset it held for one year or less) are taxable at ordinary income tax rates.

●	An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

●	Dividends are taxable in the year in which they are paid or deemed paid, even if they appear on your account statement the following year. If the Fund declares a dividend in October, November or December of a year and distributes the dividend in January of the next year, you may be taxed as if you received it in the year declared rather than the year received.

●	There may be tax consequences to you if you dispose of your shares in the Fund, for example, through redemption, exchange or sale. The amount of any gain or loss and the rate of tax will depend mainly upon how much you pay for the shares, how much you sell them for, and how long you held them.

●	Any loss recognized on shares held for six months or less will be treated as long-term capital loss to the extent of any long- term capital gain distributions that were received with respect to the shares. Additionally, any loss realized on a sale or exchange of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after disposition including replacement pursuant to a dividend reinvestment in shares of the Fund. If disallowed, the loss will be reflected in an adjustment to the tax basis of the shares acquired.

●	The Internal Revenue Code of 1986, as amended, requires the Fund to report to the IRS, and furnish to Fund shareholders, cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. The Fund will permit Fund shareholders to elect from among several cost basis methods accepted by the IRS, including average cost. In the absence of an election by a shareholder, the Fund will use the average cost method with respect to that shareholder.

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Dividends, Distributions and Taxes continued

●	Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these withholding taxes is recoverable, the non-recovered portion will reduce the income received from the securities in the Fund. If more than 50% of the value of the Fund’s total assets at the close of its taxable year consists of stock or securities of foreign corporations, the Fund may elect to “pass through” to its shareholders the amount of foreign taxes paid or deemed paid by the Fund. If the Fund so elects, each of its shareholders would be required to include in gross income, even though not actually received, its pro rata share of the foreign taxes paid or deemed paid by the Fund, but would be treated as having paid its pro rata share of such foreign taxes and would therefore be allowed to either deduct such amount in computing taxable income or use such amount (subject to holding period and certain other limitations) as a foreign tax credit against federal income tax (but not both). The Fund will provide you with the information necessary to reflect foreign taxes paid on your income tax if it makes this election. Because it is not currently anticipated that securities of foreign issuers will constitute more than 50% of the Fund's total assets at the end of its taxable year, shareholders should not expect to be eligible to claim a deduction or foreign tax credit on their federal income tax returns with respect to foreign taxes withheld.

●	Information regarding the federal tax status of distributions made by the Fund will be mailed by February 15th of each year. The notice will tell you which dividends must be treated as taxable ordinary income and which (if any) are long-term capital gain. Depending on your residence for tax purposes, distributions also may be subject to state and local taxes, including withholding taxes.

●	If you buy shares of the Fund before it makes a taxable distribution, the distribution will be taxable to you even though it may actually be a return of a portion of your investment. This is known as “buying a dividend.”

●	Distributions in excess of the Fund’s current and accumulated earnings and profits are treated as a tax-free return of your investment to the extent of your basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of your investment, reduces your basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce the Fund’s NAV per share and may be taxable to you as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

●	As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the rate of 24% of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

●	Foreign shareholders are generally subject to special withholding requirements. If the Fund elects to report distributions of U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding. The Fund has the option of not accepting purchase orders from non-U.S. investors.

●	If you invest through a tax-deferred retirement account, such as an IRA, you generally will not have to pay tax on dividends or capital gains until they are distributed from the account. These accounts are subject to complex tax rules, and you should consult your tax adviser about investment through a tax-deferred account.

●	There is a penalty on certain pre-retirement distributions from retirement accounts.

●	The Fund is required to withhold U.S. tax (at a 30% rate) on payments of dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

46

Financial Highlights

The financial highlights table is intended to help you understand the Fund’s financial performance for the past 5 years. Certain information reflects financial results for a single share of the Fund. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been derived from information audited by PricewaterhouseCoopers LLP, whose reports, along with the Fund’s financial statements, are incorporated herein by reference and included in the Fund’s annual reports, which are available upon request.

On June 24, 2016, the Fund, which was a series of HSBC Funds and HSBC Advisor Funds Trust (with respect to Class I Shares), each a Massachusetts business trust, and the Portfolio, which was a series of HSBC Portfolios, a New York trust, reorganized with and into corresponding series of HSBC Funds, a Delaware statutory trust (each, a “Reorganization”). Upon completion of each Reorganization, the respective share classes of the Fund assumed the performance, financial and other historical information of those of the corresponding predecessor fund.

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HSBC Opportunity Fund

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)
CLASS A SHARES
Year Ended October 31, 2021	$10.71	$(0.11)	$4.57	$4.46	$—	$(0.68)	$(0.68)	$14.49	42.81%	$12,518	1.55%	(0.83)%	7.00%	78%
Year Ended October 31, 2020	9.42	(0.09)	2.10	2.01	—	(0.72)	(0.72)	10.71	22.05%	9,224	1.55%	(0.91)%	7.29%	94%
Year Ended October 31, 2019	10.70	(0.07)	0.59	0.52	—	(1.80)	(1.80)	9.42	8.77%	8,449	1.55%	(0.79)%	5.77%	81%
Year Ended October 31, 2018	11.24	(0.10)	0.82	0.72	—	(1.26)	(1.26)	10.70	6.46%	9,352	1.55%	(0.84)%	5.37%	77%
Year Ended October 31, 2017	9.94	(0.08)	2.68	2.60	—	(1.30)	(1.30)	11.24	29.00%	9,422	1.55%	(0.79)%	2.98%	80%
CLASS C SHARES
Year Ended October 31, 2021	$5.10	$(0.09)	$2.10	$2.01	$—	$(0.68)	$(0.68)	$6.43	41.77%	41	2.30%	(1.60)%	7.74%	78%
Year Ended October 31, 2020	4.85	(0.08)	1.05	0.97	—	(0.72)	(0.72)	5.10	21.29%	37	2.30%	(1.65)%	8.13%	94%
Year Ended October 31, 2019	6.53	(0.08)	0.20	0.12	—	(1.80)	(1.80)	4.85	8.07%	77	2.30%	(1.54)%	6.60%	81%
Year Ended October 31, 2018	7.38	(0.11)	0.52	0.41	—	(1.26)	(1.26)	6.53	5.52%	116	2.30%	(1.60)%	6.08%	77%
Year Ended October 31, 2017	6.99	(0.11)	1.80	1.69	—	(1.30)	(1.30)	7.38	28.11%	454	2.30%	(1.54)%	3.71%	80%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

48

HSBC Opportunity Fund (Class I)

Financial Highlights

Selected data for a share outstanding throughout the periods indicated.*

		Investment Activities			Distributions					Ratios/Supplementary Data
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss)(a)	Net Realized and Unrealized Gains/ (Losses) from Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains from Investment Transactions	Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets at End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Fee Reductions)	Portfolio Turnover(c)
CLASS I SHARES
Year Ended October 31, 2021	$14.67	$(0.07)	$6.13	$6.06	$—	$(1.57)	$(1.57)	$19.16 (d)	43.23%	$88,809	1.10%	(0.39)%	1.88%	78%
Year Ended October 31, 2020	12.79	(0.06)	2.85	2.79	—	(0.91)	(0.91)	14.67	22.58%	121,959	1.10%	(0.46)%	1.63%	94%
Year Ended October 31, 2019	14.38	(0.04)	0.81	0.77	—	(2.36)	(2.36)	12.79	9.25%	115,924	1.10%	(0.34)%	1.44%	81%
Year Ended October 31, 2018	15.40	(0.06)	1.12	1.06	—	(2.08)	(2.08)	14.38	6.96%	136,640	1.10%	(0.40)%	1.39%	77%
Year Ended October 31, 2017	13.27	(0.05)	3.65	3.60	—	(1.47)	(1.47)	15.40	29.53%	127,861	1.10%	(0.34)%	1.12%	80%

*	The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund’s proportionate share of the income and expenses of the HSBC Opportunity Portfolio.
(a)	Calculated based on average shares outstanding.
(b)	Total return calculations do not include any sales or redemption charges.
(c)	Portfolio turnover rate is calculated on the basis of the respective Portfolio in which the Fund invests all of its investable assets. Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(d)	The net asset value per share (“NAV”) for financial reporting purposes differs from the NAV reported due to adjustments made in accordance with accounting principles generally accepted in the United States of America.
Amounts designated as “—” are $0.00 or have been rounded to $0.00.

49

HSBC Opportunity Fund Portfolio

Financial Highlights

		Ratios/Supplementary Data
				Ratio of Net
			Ratio of Net	Investment
		Net Assets at	Expenses to	Income to
	Total	End of Period	Average Net	Average Net	Portfolio
	Return	(000’s)	Assets	Assets	Turnover
HSBC OPPORTUNITY PORTFOLIO
Year Ended October 31, 2021	43.07%	$101,359	1.25%	(0.53)%	78%
Year Ended October 31, 2020	22.50%	131,286	1.13%	(0.49)%	94%
Year Ended October 31, 2019	9.31%	124,533	1.07%	(0.31)%	81%
Year Ended October 31, 2018	6.99%	146,185	1.04%	(0.34)%	77%
Year Ended October 31, 2017	29.79%	137,857	0.91%	(0.15)%	80%

See notes to financial statements

50

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-annual Reports:

The Fund’s annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including their operations and investment policies. It is incorporated by reference and legally considered a part of this prospectus.

You can get free copies of the Fund’s annual and semi-annual reports and the SAI and prospectuses of other funds in the HSBC Family of Funds from the Fund’s website at https://investorfunds.us.hsbc.com. You can also obtain these items or request other information, and discuss your questions about the Fund, by contacting a broker or bank through which shares of the Fund may be purchased or sold, or by contacting the Fund at:

HSBC Funds
P.O. Box 219691
Kansas City, MO 64121-9691
Telephone: 1-800-782-8183

You can review and copy the Fund’s annual and semi-annual reports and SAI for free from the SEC's website at www.sec.gov or you can obtain copies of this information, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

INVESTMENT COMPANY ACT FILE NO. 811-04782

00271516

51

Preliminary Statement of Additional Information Dated April 29, 2022

Subject to Completion

The information in this Statement of Additional Information is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This Statement of Additional Information is not an offer to sell securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

STATEMENT OF ADDITIONAL INFORMATION

EQUITY FUND	Class A	Class C	Class I
HSBC RadiantESG U.S. Smaller Companies Fund (formerly, HSBC Opportunity Fund)	HSOAX	HOPCX	RESCX

P.O. Box 219691
Kansas City, MO 64121-9691

General and Account Information - (800) 782-8183 (Toll Free)

HSBC Global Asset Management (USA) Inc.,	Citi Fund Services Ohio, Inc., Sub-
Investment Adviser and Administrator of the	Administrator of the Fund (“Citi” or “Sub-
Fund (“Adviser” or “Administrator”)	Administrator”)

RadiantESG Global Investors LLC, Subadviser
of the Fund (“RadiantESG” or “Subadviser”)

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS ONLY AUTHORIZED FOR DISTRIBUTION WHEN PRECEDED OR ACCOMPANIED BY THE PROSPECTUS FOR THE FUND DATED JUNE [30], 2022 (the “Prospectus”). This Statement of Additional Information (“SAI”) contains additional and more detailed information than that set forth in the Prospectus and should be read in conjunction with the Prospectus. The Prospectus and SAI may be obtained without charge by writing or calling the HSBC Funds (the “Trust”) at the address and telephone number printed above.

References in this SAI to the “Prospectus” are to the Prospectus dated June [30], 2022 of the Trust by which shares of the HSBC RadiantESG U.S. Smaller Companies Fund (formerly, HSBC Opportunity Fund) (the “Fund”) are being offered. Unless the context otherwise requires, terms defined in the Prospectus have the same meaning in this SAI as in the Prospectus.

The Fund’s current audited financial statements (and the audited financial statements of the corresponding portfolio into which the Fund invests) dated October 31, 2021, are incorporated herein by reference from the Annual Report of the Funds dated October 31, 2021, as filed with the Securities and Exchange Commission (the “SEC”). Copies of this Annual Report may be obtained without charge by writing or calling the Trust at the address and telephone number printed above.

June [30], 2022

i

Subadviser	28
Portfolio Managers	29
Distribution Plans - Class A and Class C Shares Only	31
The Distributor	32
Payments to Financial Intermediaries	33
Shareholder Services Plan and Shareholder Servicing Agents	35
Administrator and Sub-Administrator	36
Transfer Agent	37
Custodian	37
Fund Accounting Agent	38
Federal Banking Law	38
Expenses	38

DETERMINATION OF NET ASSET VALUE	38

PURCHASE OF SHARES	43

Exchange Privilege	44
In-Kind Purchases	45
Automatic Investment Plan	46
Purchases Through a Shareholder Servicing Agent or a Securities Broker	46

SALES CHARGES	46

Class A Shares	46
Sales Charge Waivers	47
Concurrent Purchases	47
Letter of Intent	48
Right of Accumulation	48
Conversion Feature - Class C Shares of the U.S. Smaller Companies Fund	49
Level Load Alternative - Class C Shares of the U.S. Smaller Companies Fund	49

REDEMPTION OF SHARES	49

Systematic Withdrawal Plan	50
Redemption of Shares Purchased Directly Through the Funds	51

RETIREMENT PLANS	51

Individual Retirement Accounts (“IRAs”)	51
Defined Contribution Plans	52
Section 457 Plan, 401(k) Plan, 403(b) Plan	52

DIVIDENDS AND DISTRIBUTIONS	52

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES	52

OWNERSHIP OF THE FUNDS	54

TAXATION	54

Tax Status of the Funds	54
The Portfolio	55
Distributions in General	56
Sale, Exchange, or Redemption of Shares	57
Backup Withholding	58
Other Taxation	58
Foreign Shareholders	58
Fund Investments	59
Foreign Tax Issues	59

OTHER INFORMATION	61

Capitalization	61
Independent Registered Public Accounting Firm	62
Counsel	63
Code of Ethics	63
Registration Statement	63
Financial Statements	63
Shareholder Inquiries	63

APPENDIX A: ISS PROXY VOTING GUIDELINES	A-1
APPENDIX B: SUBADVISER PROXY VOTING GUIDELINES	B-1

GENERAL INFORMATION

The Fund is a series of the Trust, an open-end, management investment company that currently consists of multiple series, each of which has its own distinct investment objectives and policies. The Fund comprises two separate series of the Trust. The Class A Shares and Class C Shares are issued by one series of the Trust (“U.S. Smaller Companies Fund”) and the Class I Shares are issued by another series of the Trust (“U.S. Smaller Companies Fund (Class I)”). For simplicity purposes, this SAI may use the term “Fund” to include the U.S. Smaller Companies Fund and the U.S. Smaller Companies Fund (Class I). The Fund is “diversified” within the meaning of the Investment Company Act of 1940, as amended (the “1940 Act”) and is described in this SAI. The Trust also includes certain money market funds (“Money Market Funds”) that are covered in a separate SAI.

The Fund seeks to achieve its investment objective by investing all of its assets in the HSBC RadiantESG U.S. Smaller Companies Portfolio (formerly, HSBC Opportunity Portfolio) (the “Portfolio”), an additional series of the Trust. The Portfolio has the same investment objective as the Fund. This two-tier fund structure is commonly referred to as a “master/feeder” structure because one fund (the Fund or “feeder fund”) is investing all its assets in a second fund (the Portfolio or “master fund”). Fund shareholders bear the expenses of both the Fund and the Portfolio, which may be greater than other structures.

Any description of the Fund in this SAI is inclusive of the Portfolio. Shares of the U.S. Smaller Companies Fund are divided into two separate classes: Class A Shares (the “Class A Shares”) and Class C Shares (the “Class C Shares”). The U.S. Smaller Companies Fund (Class I) only offers Class I Shares (the “Class I Shares”), which are offered to investment management clients of the Adviser and its affiliates, or to investors that meet certain minimum investment requirements.

Shares of the Fund are continuously offered by the Distributor (as defined below). Shares may be subject to certain investment minimums. See the Prospectus and “Purchase of Shares” and “Sales Charges” in this SAI for information about the various classes and eligibility to invest therein. See “Description Of Shares, Voting Rights, and Liabilities” and “Other Information – Capitalization” in this SAI for more information about the Trust.

INVESTMENT OBJECTIVE, POLICIES AND RESTRICTIONS

The following information supplements the discussion of the investment objective, policies, and risks of the Fund in the Prospectus. It should be understood that all discussions of investment objectives, policies and risks of the Fund refer also to the investment objectives, policies and risks of the Portfolio. There can be no assurance that the investment objective of the Fund will be achieved. Except as otherwise indicated, the investment objective and related policies and strategies of the Fund are not fundamental and may be changed by the Board of Trustees of the Trust (the “Board”) without the approval of Fund shareholders. Shareholders will be given at least 60 days’ advance notice of any change in the Fund’s 80% investment policy. Shareholders will be given advance notice of material changes to the Fund’s investment objective or other non-fundamental investment policies. If there is a change, shareholders should consider whether the Fund remains an appropriate investment in light of their then-current financial position and needs.

RadiantESG uses proprietary models to evaluate companies along key fundamental characteristics as well as environmental, social, and governance (“ESG”) criteria. In managing the Portfolio, RadiantESG seeks to identify and invest in companies with compelling fundamentals and attractive ESG profiles. The Subadviser believes that incorporating ESG criteria into its investment process is an important complement to its two fundamental models (Comprehensive Quality and Stock Sentiment). The Subadviser’s objective in evaluating ESG considerations is to identify threats faced by companies, including transition and regulatory risk, as well as investment opportunities associated with the more efficient use of natural resources, more effective use of human resources, and better governance. The Subadviser also believes that attractive ESG characteristics will economically advantage companies relative to their peers, potentially characterized by superior earnings growth, fewer incidents of legal or regulatory action, greater talent attraction and retention, and fewer incidents of value-destroying ethical or governance malfeasance.

The Fund primarily invests in U.S. equity securities of small and mid-cap companies. Although the Fund will invest primarily in U.S. common stocks, the Fund may, to a limited extent, invest in other types of securities, such as non-U.S. securities listed on U.S. securities exchanges.

When RadiantESG believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of the Fund’s assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government securities. U.S. Government securities in which the Fund may invest include: (i) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance, including: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (ii) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association), some of which are supported by the right of the issuer to borrow from the U.S. Government (e.g., obligations of Federal Home Loan Banks) and some of which are backed only by the credit of the issuer itself (e.g., obligations of the Federal Farm Credit Bank). The Fund’s investment objective may not be achieved when it is invested in a temporary defensive position.

INVESTMENT TECHNIQUES AND RISKS

The Fund invests in a variety of securities in accordance with its investment objective and policies (as described in the Prospectus and above in this SAI) and employs a number of investment techniques. Each type of security and technique involves certain risks. The following is an alphabetical list of the investment techniques used by the Fund and the main risks associated with those techniques. The risks are presented in an order intended to facilitate readability, and their order does not imply that the realization of one risk is likely to occur more frequently than another risk, nor does it imply that the realization of one risk is likely to have a greater adverse impact than another risk.

CASH SWEEP PROGRAM

The Fund may participate in a cash sweep program (the “Cash Sweep Program”). In the Cash Sweep Program, the Fund’s uninvested cash balances are used to purchase Class I Shares of the HSBC U.S. Government Money Market Fund (the “U.S. Government Money Market Fund”). The Cash Sweep Program can reduce exposure to the risk of counterparty default on repurchase agreements and the market risk associated with direct purchases of short-term obligations, while providing ready liquidity and increased diversity of holdings. Class I Shares of the U.S. Government Money Market Fund sold to and redeemed from a Fund will not be subject to a sales charge, as defined in rule 2341(b)(8) of the Conduct Rules of the Financial Industry Regulatory Authority (“FINRA”), or service fee, as defined in rule 2341(b)(9) of the Conduct Rules of FINRA, in connection with the purchase, sale, or redemption of such shares by the Fund, or the advisory fee for the Fund will be waived in an amount that offsets the amount of such sales charges and/or service fees incurred by the Fund. More detailed information about the U.S. Government Money Market Fund and money market funds in general may be found in the current Prospectus and the separate SAI that includes the various HSBC Money Market Funds and under “MONEY MARKET INSTRUMENTS” in this section.

CYBER SECURITY RISK

The Fund and its service providers, including the Adviser and Subadviser, face greater risks of cyber security breaches because of the broad use of technology, such as computer and cloud-based systems and the internet, that has developed in the course of business. In general, cyber-attacks result from deliberate attacks but other events may have effects similar to those caused by cyber-attacks. Cyber-attacks include, among others, stealing, destroying or corrupting data that is maintained online or digitally (or in cloud-based systems), denial-of-service attacks on websites, and the unauthorized release of confidential information. Cyber-attacks affecting the Fund or its service providers, including the Adviser, Subadviser, Sub-Administrator, custodian, transfer agent, any intermediary/trading counterparties or other third-party service providers, as well as the service providers used by the Fund’s service providers, may adversely impact the Fund. These cyber-attacks have the ability to cause disruptions and impact trading and other business operations, to result in financial losses, to prevent the Fund from buying and selling securities (potentially at advantageous times), to prevent shareholders from transacting business, and to lead to violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. Similar to operational risk in general, the Fund and its service providers, including the Adviser and Subadviser, have instituted risk management systems designed to minimize the risks associated with cyber security. However, these systems may not succeed in detecting, preventing or remediating cyber-attacks. The Fund does not directly control the cyber security systems of its service providers, their trading counterparties, or the issuers in which the Fund may invest. Moreover, cyber-attacks are becoming increasingly sophisticated and may involve state-sponsored actors. Losses caused by cyber-attacks may not be recoverable.

ESG INVESTING

In selecting investments for the Fund, RadiantESG evaluates companies along key fundamental characteristics as well as ESG criteria. The incorporation of ESG criteria, including ESG and Impact scores and the identification of controversial business line and other screens, into the investment process will cause the Fund to forgo investment opportunities available to other mutual funds that do not use these criteria, or to increase or decrease its exposure to certain sectors or types of companies. For example, the Fund generally will not seek to invest in companies that operate in, or derive a specific amount of revenue from, controversial business lines (e.g., tobacco, nuclear armaments and other controversial weapons, and thermal coal extraction), or companies with severe controversies (e.g., severe violators of human rights and liberties). As a result, the Fund could underperform other mutual funds that do not consider ESG criteria in their investment processes.

In evaluating a company, RadiantESG is dependent upon third-party data that it believes to be reliable, but it does not guarantee the accuracy of such third-party data. ESG data from third-party data providers may be incomplete, inaccurate, or unavailable and may vary significantly from one provider to another, which could adversely affect the analysis of ESG criteria relevant to a particular company. In the course of gathering data, third-party data providers may make certain value judgments. Neither RadiantESG nor the Adviser verify these judgments, nor quantify their impact upon its analysis. Companies may provide limited ESG data directly.

Investing on the basis of ESG criteria is qualitative and subjective by nature and there can be no assurance that the process utilized by RadiantESG or any third-party research or data providers or any judgment exercised by RadiantESG will reflect the views of any particular investor. Currently, there is a lack of common industry standards relating to the development and application of ESG criteria, which may make it difficult to compare the Fund with other funds that integrate ESG criteria and the Fund’s investments may differ substantially from other funds that integrate ESG criteria. Investors can differ in their views of what constitutes positive or negative ESG characteristics. RadiantESG’s ESG criteria and ESG-related investment processes may be changed periodically without shareholder approval or notice.

EQUITY SECURITIES

The Fund may invest in equity securities including common stock, preferred stock, warrants or rights to subscribe to common stock and, in general, any security that is convertible into or exchangeable for common stock. Investments in equity securities in general are subject to market risks that may cause their prices to fluctuate, sometimes dramatically and unpredictably, over time. Rights represent a privilege granted to existing shareholders of a company to subscribe to shares of a new issue of common stock before it is offered to the public. The value of convertible equity securities is also affected by prevailing interest rates, the credit quality of the issuer and any call provisions. Fluctuations in the value of equity securities in which the Fund invests will cause the NAV of the Fund to fluctuate.

Common stock generally takes the form of shares in a corporation. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock. For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.

Investments in small companies involve greater risk than is customarily associated with larger, more established companies due to the greater business risks of small size, limited markets and financial resources, narrow product lines and the frequent lack of depth or experience of management. These companies may be in the developmental stage or may be older companies undergoing significant changes. As a result, the prices of small-cap companies may rise and fall more sharply. The securities of small companies are often traded over-the-counter and may not be traded in volumes typical of securities traded on a national securities exchange. Consequently, the securities of small companies may have limited market stability and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.

Securities of companies considered to be growth investments may have rapid price swings in the event of earnings disappointments or during periods of market, political, regulatory and economic uncertainty. Securities of companies considered to be value investments can continue to be undervalued for long periods of time and not realize their expected value.

EXCHANGE TRADED FUNDS

Exchange traded funds (“ETFs”) are investment companies that are bought and sold on a securities exchange. An ETF generally represents a portfolio of securities designed to track a particular market segment or index. The Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting an opportunity to purchase securities directly. An investment in an ETF, like one in any investment company, carries the same risks as those of its underlying securities. An ETF may fail to accurately track the returns of the market segment or index that it is designed to track, and the price of an ETF’s shares may fluctuate or lose money. In addition, because they, unlike other investment companies, are traded on an exchange, ETFs are subject to the following risks: (i) the market price of the ETF’s shares may trade at a premium or discount to the ETF’s NAV; (ii) an active trading market for an ETF may not develop or be maintained; and (iii) there is no assurance that the requirements of the exchange necessary to maintain the listing of the ETF will continue to be met or remain unchanged. In the event substantial market or other disruptions affecting ETFs should occur in the future, the liquidity and value of the Fund’s shares could also be substantially and adversely affected. See also “Investment Company Securities” below.

FOREIGN SECURITIES

The Fund may invest in foreign securities. Investing in securities issued by companies whose principal business activities are outside the United States may involve significant risks not present in domestic investments. For example, there is generally less publicly available information about foreign companies, particularly those not subject to the disclosure and reporting requirements of the U.S. securities laws. Foreign issuers are generally not bound by uniform accounting, auditing, and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities, including those of emerging market issuers, are subject to additional risks, including international trade, social, political and regulatory risks. Investments in foreign securities also involve the risk of possible adverse changes in investment or exchange control regulations (including repatriation restrictions), tariffs and/or trade embargoes, expropriation or confiscatory taxation, other taxes imposed by the foreign country on the Fund’s earnings, assets, or transactions, limitation on the removal of cash or other assets of the Fund, political or financial instability, the imposition of economic sanctions, or diplomatic and other developments (including wars and armed conflicts) which could affect such investments. The Fund may determine not to invest in, or may limit its overall investment in, a particular issuer, country, or geographic region due to, among other things, heightened risks regarding repatriation restrictions, confiscation of assets and property, expropriation or nationalization. Further, economies of particular countries or areas of the world may differ favorably or unfavorably from the economy of the United States. Changes in foreign exchange rates will affect the value of securities denominated or quoted in currencies other than the U.S. dollar. The currency in which the Fund’s assets are denominated may be devalued against the U.S. dollar, resulting in a loss to the Fund. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Furthermore, dividends or interest on, or proceeds from the sale of, foreign securities may be subject to foreign withholding taxes, and special U.S. tax considerations may apply. Additional costs associated with an investment in foreign securities may include higher custodial fees than those that apply to domestic custodial arrangements, and transaction costs of foreign currency conversions. Legal remedies available to investors in certain foreign countries may be more limited than those available with respect to investments in the United States or in other foreign countries.

Euro-Related Risks. In the past, economic crises have brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or multilateral agencies and offices. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn that could significantly affect the value of the Fund’s European investments. The Economic and Monetary Union of the European Union (“EMU”) is comprised of the European Union members that have adopted the euro currency. By adopting the euro as its currency, a member state relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU. The euro currency may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is possible that EMU member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The effects of such an abandonment or a country’s forced expulsion from the euro on that country, the rest of the EMU, and global markets are impossible to predict, but are likely to be negative.

In a June 2016 referendum, citizens of the United Kingdom voted to leave the European Unition (“EU”). In March 2017, the United Kingdom formally notified the European Council of its intention to withdraw from the EU (commonly known as “Brexit”) by invoking Article 50 of the Treaty on European Union, which triggered a two-year period of negotiations on the terms of Brexit. Brexit resulted in volatility in European and global markets and weakened the political, regulatory, consumer, corporate and financial confidence in the markets of the United Kingdom and throughout Europe. On January 31, 2020, the United Kingdom withdrew from the EU. The EU-UK Trade and Cooperation Agreement (“TCA”), an agreement on the terms governing certain aspects of the EU-UK trade relationship, took effect in 2021. However, many aspects of the UK-EU trade relationship remain subject to further negotiation. It is not possible to anticipate the form or nature of the future trading relationship between the United Kingdom and the EU or predict the long term impact of Brexit. Brexit may lead to a call for similar referenda in other European jurisdictions, which may cause increased economic volatility in European and global markets.

Asia (including the Middle East) Related Risks. Many Asian countries are considered emerging or frontier markets, and these markets can be less economically and politically stable than developed markets such as the United States. The Asian region may be adversely affected by social, political, economic and regulatory developments, including long-running border and diplomatic disputes with neighboring countries or the international community. For example, the Asian region, and particularly China and South Korea, may be adversely affected by the social, political, economic and regulatory developments in North Korea and its relationship to the international community, including the United States. In addition, China’s long-running conflict over Taiwan, border disputes with many of its neighbors, including Vietnam and Japan, and historically challenging relations with Japan could adversely impact economies in the region. Other potential sources of unrest include nuclear arms threats between India and Pakistan and separatist, ethnic and sectarian violence occurring in Indonesia and the Middle East. Such unrest would likely have a negative impact on the economies and securities markets in this region. Moreover, the Asian region has historically been prone to natural disasters, which have in the past, and may continue to, negatively impact the economy of a country in the Asian region.

The economies of many Asian countries differ from the economies of more developed countries in numerous respects, such as, financial system stability, rate of growth, inflation, capital reinvestment, resource self-sufficiency, the national balance of payments, sensitivity to global trade, and with respect to many countries within the Middle East, the sensitivity to the price of oil. Some Asian countries are highly dependent upon and may be affected by developments in other Asian countries, the United States and Europe as a result of their dependency on international trade. Changes in diplomatic relations, trade barriers or global export flows may have a significant impact on a particular Asian country or on the region as a whole. For example, the imposition of tariffs or other trade barriers by the United States or foreign governments on exports from China could adversely impact economies in China and the surrounding region.

There may be less publicly available information about companies in many Asian countries. In addition, some Asian securities are not rated by rating agencies like S&P, Moody’s, or Fitch; or if they rated, they may be rated below investment grade (referred to as “junk bonds,” which are typically speculative securities, and include unrated securities, regardless of quality), which may have a greater risk of default.

Moreover, the stock exchanges and financial and securities industries in many Asian countries do not generally have the level of government and regulatory oversight as in the United States or Europe. Financial intermediaries in countries in this region may not operate or perform as well as their counterparts in more developed securities capital markets. The auditing and reporting standards in some Asian emerging market countries also may not yield the same degree of shareholder protection or information to investors as those of developed countries. Specifically, the valuation of assets, depreciation, exchange differences, deferred taxation, contingent liability and consolidation may be treated differently in Asian countries than under the auditing and reporting standards that exist in more developed countries. As the legal systems in many Asian countries continue to develop, it may be more difficult to obtain or enforce a judgment.

The securities markets of many Asian countries are also significantly smaller, less liquid and more volatile than securities markets in the United States and Europe. Certain countries in this region are also undergoing a period of growth and change, which could lead to trading volatility and may impose difficulties regarding the operations, settlement and recording of securities transactions. Certain markets in these countries may also require significant withholding of dividends paid on portfolio securities and on realized capital gains, and there can be no assurance that repatriation of a Fund’s income, gains or initial capital from these countries will necessarily occur.

GLOBAL FINANCIAL MARKETS

Global economies and financial markets are becoming increasingly interconnected. Social, political and economic conditions (including instability and volatility) and events (including, but not limited to, armed conflicts, natural/environmental disasters, pandemics, epidemics, social unrest, economic sanctions, cyberattacks, and government shutdowns and defaults) in one country, region or financial market, including a country, region or market in which the Fund has not invested, may adversely impact issuers in a different country, region or financial market, including a country, region or market in which the Fund has invested. As a result, the Fund could be negatively impacted if the values of its investments were harmed by these political or economic conditions or events. Such conditions and/or events may not have the same impact on all types of securities and may expose the Fund to greater market or liquidity risk or cause difficulty in valuing portfolio instruments held by the Fund. This could cause the Fund to underperform other types of investments. Moreover, such negative political and economic conditions and events could disrupt the processes necessary for the Fund’s operations. For additional information, please see the discussion herein on “Operational Risk.”

For example, the recent outbreak of an infectious respiratory illness caused by a novel strain of coronavirus (known as COVID-19) has caused volatility, severe market dislocations and liquidity constraints in markets around the world. The transmission of COVID-19 and efforts to contain its spread led to severe macroeconomic disruptions, exchange closures, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event and service cancellations or interruptions, disruptions to business operations (including staff furloughs and reductions) and supply chains, and a reduction in consumer and business spending, as well as general concern and uncertainty that has negatively affected the economy. Certain of these consequences remain ongoing. Such events, or other disruptions caused by social, political, or economic conditions or other events, could adversely impact issuers, markets and economies (and, accordingly, the Fund) over the short- and long-term, including in ways that cannot be foreseen.

The severity or duration of such conditions and/or events may be affected by policy changes made by governments or quasi-governmental organizations. Historically, instability in the financial markets has led governments across the globe to take a number of actions designed to support the financial markets. For example, in response to the outbreak of COVID-19, the U.S. Government passed a series of economic relief packages, including the Coronavirus Aid, Relief and Economic Security Act and American Rescue Plan Act of 2021 which provided approximately $2.0 trillion in economic relief to certain businesses and individuals affected by COVID-19. There can no guarantee that these and similar actions will be sufficient or will have their intended effect, or will not result in unintended adverse economic consequences, such as increased inflationary pressure. Future government regulation and/or intervention may also change the way in which the Fund is regulated and could limit or preclude the Fund’s ability to achieve its investment objective. Moreover, governments or their agencies may acquire distressed assets from financial institutions, may acquire ownership interests in those institutions, or may impose conditions on issuers receiving financial assistance (including by restricting or limiting their ability to pay dividends), all of which may affect the Fund’s investments in ways that are unforeseeable.

Political institutions may not be able to effectively respond to these political and economic conditions and events, and these political institutions may erode over time. For example, one or more countries that have adopted the euro may abandon that currency and/or withdraw from the European Union, which could disrupt global markets and affect the liquidity and value of the Fund’s investments, regardless of whether the Fund has significant exposure to European markets. The risk of investing in Europe may also be heightened due to the armed conflict in Ukraine. In addition, countries in the Asian region (particularly China) may be adversely affected by social, political, economic and regulatory developments, including long-running border and diplomatic disputes with neighboring countries or the international community, that could adversely impact economies within individual Asian countries or the Asian region or the global market as a whole.

In addition, in the United States, total public debt as a percentage of gross domestic product has grown rapidly since 2008. High levels of national debt may raise concerns that the U.S. government will be unable to pay investors at maturity, may cause declines in currency valuations and may prevent the U.S. government from implementing effective fiscal policy. Export-driven economies, including the economies of a number of Asian countries, may be adversely affected by the U.S. and other large economies, with which they do business.

ILLIQUID INVESTMENTS, RULE 144A SECURITIES, AND SECTION 4(a)(2) SECURITIES

The Fund may purchase securities that are not registered or that are offered in exempt non-public offerings under the Securities Act of 1933, as amended (“1933 Act”) (“Restricted Securities”), including securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act (“Rule 144A Securities”) or commercial paper issued pursuant to Section 4(a)(2) under the 1933 Act (“4(a)(2) Securities”). However, pursuant to Rule 22e-4 under the 1940 Act, the Fund may not acquire any “illiquid investment” if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. An “illiquid investment” is any investment that the Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Illiquid investments may include certain Restricted Securities, certain over-the-counter derivatives instruments, or securities or other financial instruments that are not readily marketable. The Trust has implemented a liquidity risk management program to identify illiquid investments pursuant to Rule 22e-4, and the Board has approved the designation of the Fund Liquidity Review Group to administer the Trust’s liquidity risk management program.

Pursuant to the Trust’s liquidity risk management program, the Fund Liquidity Review Group may determine that a particular Rule 144A Security, 4(a)(2) Security, or other investment is not illiquid and thus not subject to the limit on investment in illiquid investments based upon a review of relevant market, trading, and investment-specific considerations, including (1) the existence of an active market; (2) the number, diversity and quality of market participants and any dealer undertakings to make a market in the security; (3) the frequency of trades or quotes; (4) restrictions on trading and limitations on transfer; and (5) such other factors that the Fund Liquidity Review Group determines, in its discretion, to be relevant.

INVESTMENT COMPANY SECURITIES

Investments in the securities of other investment companies may involve duplication of advisory fees and certain other expenses. By investing in another investment company, an investor becomes a shareholder of that investment company. As a result, the Fund’s shareholders indirectly will bear the underlying fund’s proportionate share of the fees and expenses paid by shareholders of the other investment company, in addition to the fees and expenses the Fund’s shareholders directly bear in connection with the Fund’s own operations. In addition, the Fund will be affected by the investment policies, practices, and performance of such investment companies in direct proportion to the amount of assets the Fund invests therein. The Fund’s investment in the securities of other investment companies may be particularly significant following its launch or in situations where the Fund is unable to access a particular country or market.

Generally, under the 1940 Act and related rules, the Fund may purchase an unlimited amount of shares of an affiliated fund or a money market fund. The Fund may also purchase shares of an unaffiliated fund as long as: (i) the Fund doesn’t invest more than 5% of its total assets in the securities of any one investment company (ETF or other mutual funds); (ii) the Fund doesn’t own more than 3% of the outstanding voting stock of any one investment company; or (iii) the Fund doesn’t invest more than 10% of its total assets in the securities of other investment companies. The Fund may exceed these limits in reliance on exemptive rules adopted by, or exemptive orders issued by, the SEC.

MONEY MARKET INSTRUMENTS

The Fund’s investments in money market instruments, if any, will consist of: (i) short-term obligations of the U.S. Government, its agencies and instrumentalities; (ii) other short-term debt securities rated A or higher by Moody’s or S&P or, if unrated, of comparable quality in the opinion of the Adviser ; (iii) commercial paper, including master demand notes; (iv) bank obligations, including certificates of deposit, bankers’ acceptances and time deposits; (v) repurchase agreements; and (vi) shares of money market funds, which may include the U.S. Government Money Market Fund. Securities issued or guaranteed as to principal and interest by the U.S. Government include a variety of Treasury securities, which differ in their interest rates, maturities and dates of issue. Securities issued or guaranteed by agencies or instrumentalities of the U.S. Government may or may not be supported by the full faith and credit of the United States or by the right of the issuer to borrow from the Treasury. Considerations of liquidity and preservation of capital mean that a Fund may not necessarily invest in money market instruments paying the highest available yield at a particular time.

OPERATIONAL RISK

The Fund and its service providers, including the Adviser, Subadviser, Sub-Administrator, custodian and transfer agent, as well as the service providers of the Fund’s service providers, rely on the security and reliability of information and communications technologies, systems and networks and may be negatively impacted if these technologies, systems and networks become compromised or unreliable. These operational risks arise from a variety of factors and could negatively impact the Fund and its shareholders. These factors include processing and human errors, inadequate or failed internal or external processes, failures in technology, systems and networks, cyber-attacks, changes in personnel, and errors caused by third-party service providers or trading counterparties. The use of certain investment strategies that involve manual processing or quantitative investment models increases these risks. Although the Fund and its service providers attempt to minimize such failures through controls and oversight, it is not possible to identify all of the operational risks that may affect the Fund or to develop processes and controls that completely eliminate or mitigate the occurrence of such failures. In addition, other disruptive events, including, but not limited to, natural disasters and public health crises (such as the COVID-19 pandemic), can adversely affect the Fund, in particular if the Fund’s officers or the employees of its service providers, including the Adviser and Subadviser, are unable or unwilling to perform their responsibilities as a result of any such event. The Subadviser has a limited operating history and relies on one or more service providers to provide key operational services. Any disruption in these services could negatively impact the Fund and its shareholders.

In addition, the Fund relies on various sources to calculate its NAV. Therefore, the Fund is subject to certain operational risks associated with reliance on third party service providers and data sources. NAV calculation may be impacted by operational risks arising from factors such as failures in systems and technology. Such failures may result in delays in the calculation of the Fund’s NAV and/or the inability to calculate NAV over extended time periods. The Fund may be unable to recover any losses associated with such failures.

REAL ESTATE SECURITIES

The Fund may invest in real estate investment trusts (“REITs”). REITs pool investors’ funds for investment primarily in income producing real estate or real estate loans or interests. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distributes to its shareholders substantially all of its taxable income (other than net capital gains) for each taxable year. Failure to comply with federal tax requirements may affect the value of the REIT, which could have adverse consequences on the Fund. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs. The Fund will not invest in real estate directly, but only in securities issued by real estate companies. Investments in REITs and real estate companies subject the Fund to a number of risks. These include declines in the value of real estate, risks related to general and local economic conditions, dependency on management skill, heavy cash flow dependency, possible lack of availability of mortgage funds, overbuilding, extended vacancies of properties, increased competition, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from the clean-up of environmental problems, liability to third parties for damages resulting from the environmental problems, terrorist acts, demographic trends, casualty or condemnation losses, limitation on rents, changes in neighborhood values, the appeal of properties to tenants, and changes in interest rates.

SHORT-TERM TRADING

The Fund may engage in short-term trading. Although the Fund will not make a practice of short-term trading, purchases and sales of securities will be made whenever it is believed to be necessary or desirable to achieve the investment objective of the Fund. A change in the securities held by the Fund is known as “portfolio turnover.” The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance. Unsettled market economic conditions during certain periods require greater portfolio turnover in pursuing the Fund’s investment objectives than would otherwise be the case. A higher incidence of portfolio turnover will result in greater transaction costs to the Fund.

U.S. GOVERNMENT SECURITIES

The Fund may invest in U.S. Government securities to the extent set forth in the Prospectus and this SAI. U.S. Government securities include bills, notes, and bonds issued by the U.S. Treasury and securities issued or guaranteed by agencies or instrumentalities of the U.S. Government.

Some U.S. Government securities are supported by the direct full faith and credit pledge of the U.S. Government; others are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as securities issued by the FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agencies’ obligations; and others are supported only by the credit of the issuing or guaranteeing instrumentality. There is no assurance that the U.S. Government will be able or willing to repay any principal or interest when due, or will provide financial support to a U.S. Government agency, authority, instrumentality or sponsored enterprise when it is not obligated by law to do so.

WARRANTS

The Fund may purchase or sell warrants. A warrant is an instrument issued by a corporation that gives the holder the right to subscribe to a specific amount of the corporation’s capital stock at a set price for a specified period of time. Warrants do not represent ownership of the securities, but only the right to buy the securities. The prices of warrants do not necessarily move parallel to the prices of underlying securities. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of a corporation issuing them. Once a warrant expires, it has no value in the market. Warrant positions will not be used to increase the leverage of the Fund. Consequently, warrant positions are generally accompanied by cash positions equivalent to the required exercise amount.

PORTFOLIO TURNOVER

For the purposes of this section, the term “Fund” includes the Portfolio.

RadiantESG manages the Fund generally without regard to restrictions on portfolio turnover. In general, the Fund will not trade for short-term profits, but when circumstances warrant, investments may be sold without regard to the length of time held. The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain, and maintain the availability of, execution at the most favorable prices and in the most effective manner possible. Expenses to the Fund, including brokerage commissions, and the realization of capital gains that are taxable to the Fund’s shareholders tend to increase as the portfolio turnover increases.

For the fiscal periods ended October 31, 2021 and 2020, the portfolio turnover rate for the Fund was:

Fund(1)	2021	2020
U.S. Smaller Companies Fund(2)	78%	94%
U.S. Smaller Companies Fund (Class I)(2)	78%	94%
(1)	RadiantESG assumed day-to-day portfolio management responsibilities on June 30, 2022.
(2)	For each of the Funds, the turnover rate is calculated based upon the Fund’s interest in the Portfolio in which the Fund invested.

If the Fund has a high portfolio turnover rate (e.g., 100% or more), transaction costs incurred by the Fund, and the realized capital gains and losses, may be greater than those of a fund with a lesser portfolio turnover rate. See “Portfolio Transactions” and “Tax Matters.”

PORTFOLIO TRANSACTIONS

For the purposes of this section, the term “Adviser” also includes the Subadviser for the Fund, and the term “Fund” includes the Portfolio.

The Adviser is primarily responsible for portfolio decisions and the placing of portfolio transactions. The Trust has no obligation to deal with any broker-dealer or group of broker-dealers in the execution of transactions in portfolio securities for the Fund. Allocation of transactions, including their frequency, to various broker-dealers is determined by the Adviser in its best judgment and in a manner deemed to be in the best interest of the Fund’s shareholders rather than by any formula. In placing orders for the Fund, the primary consideration is prompt execution of orders in an effective manner at the most favorable price, although the Fund does not necessarily pay the lowest spread or commission available. Other factors taken into consideration are the broker-dealer’s general execution and operational facilities, the type of transaction involved and other factors such as the broker-dealer’s risk in positioning the securities. To the extent consistent with applicable legal requirements, the Adviser may place orders for the purchase and sale of investments for the Fund with a broker-dealer affiliate of the Adviser.

The Adviser may, in circumstances in which two or more broker-dealers are in a position to offer comparable results, and subject to certain conditions, give preference to a broker-dealer that has provided statistical or other research services to the Adviser. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of securities firms. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to the Adviser in advising several of its clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid from the Fund is not reduced because the Adviser and its affiliates receive such services.

Generally, fixed income securities and money market securities are traded on a principal basis and do not involve brokerage commissions. Under the 1940 Act, persons affiliated with HSBC USA, Inc. (“HSBC USA”), the Adviser, the Fund or Foreside Distribution Services, L.P. (“Foreside” or the “Distributor”) are generally prohibited from dealing with the Fund as a principal in the purchase and sale of securities. The Fund may purchase securities from underwriting syndicates of which the Distributor or other affiliate is a member under certain conditions in accordance with the provisions of a rule adopted under the 1940 Act. Under the 1940 Act, persons affiliated with the Adviser, the Fund or the Distributor may act as a broker for the Fund. In order for such persons to effect any portfolio transactions for the Fund, the commissions, fees or other remuneration received by such persons must be reasonable and fair compared to the commissions, fees or other remunerations paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliate to receive no more than the remuneration that would be expected to be received by an unaffiliated broker in a commensurate arms-length transaction. The Trustees of the Trust regularly review any commissions paid by the Fund to affiliated brokers. Unless authorized by law, the Fund will not do business with nor pay commissions to affiliates of the Adviser in any portfolio transactions where they act as principal.

As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (the “1934 Act”), the Adviser may cause the Fund to pay a broker-dealer which provides “brokerage and research services” (as defined in the 1934 Act) to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the commission which another broker-dealer would have charged for effecting that transaction, provided the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or its respective overall responsibilities to the Fund or to its other clients. Not all of such services are useful or of value in advising the Fund.

The European Union’s Markets in Financial Instruments Directive (“MiFID II”) requires investment managers and their clients that are regulated under MiFID II to pay for research services separately from trade execution services, either through their own resources or a research payment account funded by a specific charge to a client. MiFID II will restrict the use of soft dollars by affected investment managers. MiFID II’s research requirements present various compliance and operational considerations for investment advisers and broker-dealers serving clients in both the United States and the EU.

The term “brokerage and research services” includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of the Fund and the Adviser’s other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement. The SEC has published interpretative guidance that tightened previously existing standards concerning the types of expenses that qualify for the Section 28(e) safe harbor and set forth certain steps that investment advisers would need to take in order to ensure such qualification.

Investment decisions for the Fund and for the other investment advisory clients of the Adviser are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved. Thus, a particular security may be bought for certain clients even though it could have been sold for other clients at the same time, and a particular security may be sold for certain clients even though it could have been bought for other clients at the same time. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. In some instances, one client may sell a particular security to another client. Two or more clients may simultaneously purchase or sell the same security, in which event each day’s transactions in that security are, insofar as practicable, averaged as to price and allocated between such clients in a manner which in the Adviser’s opinion is equitable to each and in accordance with the amount being purchased or sold by each. In addition, when purchases or sales of the same security for the Fund and for other clients of the Adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantage available to large denomination purchases or sales. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients in terms of the price paid or received or of the size of the position obtainable. It is recognized that, in some cases, this system could have a detrimental effect on the price or volume of the security as far as the Fund is concerned. In other cases, however, the Adviser believes that the Funds’ ability to participate in volume transactions will produce better executions for the Fund.

The Board has adopted a policy to ensure compliance with Rule 12b-1(h) under the 1940 Act in the selection of broker-dealers to execute portfolio transactions for the Funds. Generally, Rule 12b-1(h) prohibits the Fund from compensating a broker-dealer for promotion or sale of Fund shares by directing to the broker-dealer securities transactions or remuneration received or to be received from such portfolio securities transactions.

For the fiscal years ended October 31, 2021, 2020 and 2019, the Fund (or the Portfolio) paid aggregate brokerage commissions as shown in the following table:

Fund(1)	2021	2020	2019
U.S. Smaller Companies Portfolio(2)	$101,399	$148,130	$147,566
(1)	RadiantESG assumed day-to-day portfolio management responsibilities on June 30, 2022.
(2)	Each of the Funds bears a proportionate share of the amounts applicable to the Portfolio, to the extent of their investment in the Portfolio.

During the fiscal year ended October 31, 2021, the Fund did not acquire securities issued by their regular brokers or dealers, or their parent companies.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted policies and procedures relating to disclosure of the Trust’s portfolio securities (the “Policy”). The Policy is designed to ensure that the disclosure of holdings information where necessary to the Trust’s operation or useful to the Trust’s shareholders without compromising the integrity or performance of the Trust. Disclosure of information regarding the portfolio holdings of the Fund occurs only upon the determination, by the Trust’s Chief Compliance Officer (“CCO”), that such disclosure is in the best interests of the Fund’s shareholders and that it does not present a conflict of interest between the shareholders and the Adviser or Subadviser, principal underwriter, or any affiliated person of the Fund, the Adviser or Subadviser, or principal underwriter.

Pursuant to applicable law, the Trust is required to disclose its complete portfolio holdings quarterly, within 60 days of the end of each fiscal quarter. The Trust discloses a complete schedule of investments in each Semi-Annual Report and Annual Report to Shareholders. Semi-Annual and Annual Reports are distributed to shareholders and are also available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov and on the Trust’s website at https://investorfunds.us.hsbc.com.

The Fund also files its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter with the SEC on Form N-PORT. Portfolio holdings information for the third month of each quarter is publicly available within 60 days of the end of the quarter at the websites listed above. [The Trust’s website also provides information about the Fund’s top 10 holdings, sector holdings and other characteristics data as of the end of the most recent month. The Trust may publish the Fund’s full portfolio holdings thirty (30) days after the end of each month.] This information is available until updated as of the following month. The information on the Trust’s website is publicly available to all categories of persons.

The Trust, Adviser or Subadviser may share non-public holdings information of the Fund on a more frequent basis with their service providers (including the Trust’s custodian; the Sub-Administrator; and pricing services such as FT Interactive). [In addition, the Trust may share non-public holdings information with mutual fund ranking and rating services, including Standard & Poor’s Corporation, Morningstar, Lipper Analytical Services, FactSet, Fitch Ratings, Inc., Fundipedia and Bloomberg L.P.] These service providers and other entities owe contractual, fiduciary, or other legal duties of confidentiality to the Trust, Adviser or Subadviser that foster reasonable expectations that holdings information will not be misused. The Trust’s officers may authorize disclosure of the Trust’s holdings portfolio information to service providers where such service provider needs information to fulfill its duties.

The Trust may also disclose information about portfolio holdings to mutual fund evaluation services that agree not to disclose the information to third parties and that enter into a Confidentiality Agreement. Such Confidentiality Agreement provides, among other things, that non-public portfolio holdings information will be kept confidential and that such information will be used solely for the purpose of analysis and evaluation of the portfolio. Disclosures may be made to other third parties under a Confidentiality Agreement satisfactory to Fund counsel and the Trust’s CCO. The Confidentiality Agreement prohibits anyone in possession of non-public holdings information from purchasing or selling securities based on such information, or from disclosing such information to other persons, except for those who are actually engaged in, and need to know, such information to perform services for the portfolio.

[Currently, the Trust has arrangements to provide additional disclosure of holdings information to the following evaluation services: Lipper Analytical Services (10 days after the end of each month), Morningstar (5 business days after the end of each month), Bloomberg L.P. (60 days after the end of each quarter), FactSet (daily), Fitch Ratings, Inc. (two times per month), Fundipedia (5 business days after the end of each month) and Standard & Poor’s Corporation (between 3-5 days after the end of each week).] No compensation or other consideration is paid to or received by any party in connection with the disclosure of holdings information, including the Trust or the Adviser, Subadviser and their affiliates.

Pursuant to the Policy, the CCO may authorize exceptions and allow disclosures under other circumstances he or she deems appropriate. In addition, the Fund may disclose its holdings, as appropriate, in conformity with the foregoing principles. Compliance with the Policy (including the use of the portfolio holdings information) will be monitored by the CCO or his or her designee on a regular basis, and any violations constituting a “Material Compliance Matter” as defined under Rule 38a-1 of the 1940 Act will be reported by the CCO to the Board.

INVESTMENT RESTRICTIONS

The Trust, with respect to the Fund and the Portfolio, has adopted certain fundamental and non-fundamental investment restrictions. Fundamental investment restrictions may not be changed without approval by holders of a “majority of the outstanding voting securities” of the Fund or Portfolio. The term “majority of the outstanding voting securities” as used in this SAI means the vote of the lesser of (i) 67% or more of the outstanding “voting securities” of the Fund or the Portfolio present at a meeting, if the holders of more than 50% of the outstanding “voting securities” are present or represented by proxy, or (ii) more than 50% of the outstanding “voting securities.” The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS

Each of the Funds is subject to the following non-fundamental restrictions, in addition to the fundamental restrictions set forth below under the headings for each Fund:

1. The Fund may not purchase on margin, except for use of short-term credit as may be necessary for the clearance of purchases and sales of securities, but it may make margin deposits in connection with transactions in options, futures, and options on futures.

2. The Fund may not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in options and futures contracts are not deemed to constitute short sales of securities.

3. The Fund may not invest in securities of any registered investment company except to the extent permitted under the 1940 Act generally or in accordance with any exemptive order granted to the Trust by the SEC.

4. The Fund may not directly purchase securities or other instruments issued by companies that manufacture cluster munitions or anti-personnel mines. The Adviser uses the definitions within the 1997 Mine Ban Treaty and the 2008 Convention on Cluster Bombs for guidance and implementation. The Fund may purchase securities of registered investment companies, ETNs or other pooled vehicles that invest in companies that manufacture cluster munitions or anti-personnel mines.

FUNDAMENTAL INVESTMENT RESTRICTIONS

As a matter of fundamental policy, the U.S. Smaller Companies Fund may (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund’s assets in a separate registered investment company with substantially the same investment objective):

1. not borrow money or mortgage or hypothecate assets of the Portfolio (Fund), except that in an amount not to exceed 1/3 of the current value of the Portfolio’s (Fund’s) net assets, it may borrow money (including from a bank or through reverse repurchase agreements, forward roll transactions involving mortgage backed securities or other investment techniques entered into for the purpose of leverage), and except that it may pledge, mortgage or hypothecate not more than 1/3 of such assets to secure such borrowings, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered a pledge of assets for purposes of this restriction and except that assets may be pledged to secure letters of credit solely for the purpose of participating in a captive insurance company sponsored by the Investment Company Institute;

2. not underwrite securities issued by other persons except insofar as the Portfolio (Fund) may technically be deemed an underwriter under the 1933 Act in selling a portfolio security;

3. not make loans to other persons except: (a) through the lending of the Portfolio’s (Fund’s) portfolio securities and provided that any such loans not exceed 30% of the Portfolio’s (Fund’s) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

4. not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio’s (Fund’s) portfolio, real estate acquired as a result of the Portfolio’s (Fund’s) ownership of securities);

5. not concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio’s (Fund’s) investment objective(s), up to 25% of its total assets may be invested in any one industry;

6. not issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, provided that collateral arrangements with respect to options and futures, including deposits of initial deposit and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction; and

7. not with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

U.S. SMALLER COMPANIES FUND (CLASS I)

As a matter of fundamental policy, the U.S. Smaller Companies Fund (Class I) may (except that none of the following investment restrictions shall prevent the Trust from investing all of the Fund’s assets in a separate registered investment company with substantially the same investment objective):

1. borrow money to the extent permitted under the 1940 Act and the rules and regulations thereunder;

2. issue senior securities to the extent permitted under the 1940 Act and the rules and regulations thereunder;

3. not act as an underwriter of securities issued by others, except to the extent it could be considered an underwriter in the acquisition and disposition of restricted securities;

4. not make loans to other persons except: (a) through the lending of the Portfolio’s (Fund’s) portfolio securities and provided that any such loans not exceed 30% of the Portfolio’s (Fund’s) total assets (taken at market value); (b) through the use of repurchase agreements or the purchase of short term obligations; or (c) by purchasing a portion of an issue of debt securities of types distributed publicly or privately;

5. not purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (except futures and option contracts) in the ordinary course of business (except that the Portfolio (Fund) may hold and sell, for the Portfolio’s (Fund’s) portfolio, real estate acquired as a result of the Portfolio’s (Fund’s) ownership of securities);

6. not concentrate its investments in any particular industry (excluding U.S. Government securities), but if it is deemed appropriate for the achievement of the Portfolio’s (Fund’s) investment objective(s), up to 25% of its total assets may be invested in any one industry; and

7. not, with respect to 75% of its assets, invest more than 5% of its total assets in the securities (excluding U.S. Government securities) of any one issuer.

U.S. SMALLER COMPANIES FUND AND U.S. SMALLER COMPANIES FUND (CLASS I)

The U.S. Smaller Companies Fund and U.S. Smaller Companies Fund (Class I) are also subject to the following restrictions which may be changed by the Board without shareholder approval (except that none of the following investment policies shall prevent the Trust from investing all of the assets of the U.S. Smaller Companies Fund or U.S. Smaller Companies Fund (Class I) in a separate registered investment company with substantially the same investment objective). As a matter of non-fundamental policy, the U.S. Smaller Companies Fund and U.S. Smaller Companies Fund (Class I) (U.S. Smaller Companies Portfolio) may not:

1. purchase warrants, valued at the lower of cost or market, in excess of 5% of the value of its net assets, except that this limitation does not apply to warrants acquired in units or attached to securities;

2. write puts and calls on securities unless each of the following conditions are met: (a) the security underlying the put or call is within the investment policies of the Portfolio (Fund) and the option is issued by the Options Clearing Corporation, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate value of the obligations underlying the puts determined as of the date the options are sold shall not exceed 50% of the Portfolio’s (Fund’s) net assets; (c) the securities subject to the exercise of the call written by the Portfolio (Fund) must be owned by the Portfolio (Fund) at the time the call is sold and must continue to be owned by the Portfolio until the call has been exercised, has lapsed, or the Portfolio (Fund) has purchased a closing call, and such purchase has been confirmed, thereby extinguishing the Portfolio’s (Fund’s) obligation to deliver securities pursuant to the call it has sold; and (d) at the time a put is written, the Portfolio (Fund) segregates with its custodian assets consisting of cash or short-term U.S. Government securities equal in value to the amount the Portfolio (Fund) will be obligated to pay upon exercise of the put, marked to market daily (this segregation must be maintained until the put is exercised, has expired, or the Portfolio (Fund) has purchased a closing put, which is a put of the same series as the one previously written); and

3. buy and sell puts and calls on securities, stock index futures or options on stock index futures, or financial futures or options on financial futures unless such options are written by other persons and: (a) the options or futures are offered through the facilities of a national securities association or are listed on a national securities or commodities exchange, except for put and call options issued by non-U.S. entities or listed on non-U.S. securities or commodities exchanges; (b) the aggregate premiums paid on all such options which are held at any time do not exceed 20% of the Portfolio’s (Fund’s) total net assets; and (c) the aggregate margin deposits required on all such futures or options thereon held at any time do not exceed 5% of the Portfolio’s (Fund’s) total assets.

PERCENTAGE AND RATING RESTRICTIONS

If a percentage restriction or a rating restriction on investment or utilization of assets set forth above or referred to in a Fund’s Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in percentage resulting from changes in the value of the securities held by a Fund or a later change in the rating of a security held by a Fund is not considered a violation of policy. However, the Adviser will consider such change in its determination of whether to continue to hold the security and provided further, that the Adviser will take appropriate steps, which may include the disposition of portfolio securities, as may be necessary to satisfy the applicable requirements of the 1940 Act and/or the rules thereunder with respect to the Funds’ investments in illiquid investments or any borrowings by the Funds.

MANAGEMENT OF THE TRUST

BOARD OF TRUSTEES

Overall responsibility for management of HSBC Funds (the “Trust”) rests with the Board. The Trustees elect the officers of the Trust and appoint service providers to manage the Trust’s day-to-day operations. The Trustees meet regularly to discuss and consider matters concerning the Trust and to oversee the Trust’s activities, including the investment performance of the Fund and the operation of the Trust’s compliance program, and to evaluate and address potential conflicts and risks associated with the Trust’s activities.

Board Composition And Leadership Structure

The Trust has a Board of Trustees. The Board consists of four Trustees, all of whom are not “interested persons” (as that term is defined by Section 2(a)(19) of the 1940 Act) of the Trust (the “Independent Trustees”). The Board is responsible for the overall management of the Trust, including general supervision and review of the Trust’s investment activities. The Board elects the officers of the Trust who are responsible for administering the Trust’s day-to-day operations. The Trust enters into agreements with various entities to manage the day-to-day operations of the Trust, including with the Adviser, the Subadviser, the administrator, the transfer agent, the distributor and the custodian. The Board is responsible for selecting these service providers (based on the recommendation of the Adviser), approving the terms of their contracts with the Trust and exercising general oversight of these service providers on an ongoing basis.

The Chair of the Board, Ms. Beck, is an Independent Trustee, and, among other duties and responsibilities, serves as a point person for communications between the Trustees and the Trust’s management. The Trustees interact directly with the Chair, Chairs of the Trust’s standing Committees, each other, the Trust’s officers, and senior management of the Adviser and other service providers of the Trust at scheduled meetings and between meetings, as appropriate.

The Board has established the following standing committees: the Audit Committee and the Nominating and Corporate Governance Committee (the “Committees”) to facilitate the Trustees’ effective oversight of the management of those aspects of the Trust’s operations. Each Committee has a Chair, who is an Independent Trustee. Each Committee’s responsibilities are discussed in greater detail below. By assigning areas of responsibility to committees of Trustees, and to the full Board, the Board’s leadership structure enables it to exercise informed and independent judgment over the matters within its purview.

Board’s Role In Risk Oversight Of The Trust

The Board, as a whole, considers risk management issues as part of its general oversight responsibilities throughout the year at regular Board meetings, as does each Committee of the Trust. The Board and its Committees consider risk management through, among other things, regular reports that have been developed by management, in consultation with the Board, its Committees and counsel. These reports address investment, valuation, liquidity, operations, and compliance matters. The Board may also receive special written reports or presentations on cybersecurity and a variety of other risk issues, either upon request or upon the Adviser’s initiative. In addition, the Board meets regularly with the Adviser’s internal risk department and Fund Pricing Group to review reports on their examinations of liquidity risks, and when applicable, their fair value determinations on the Fund’s investment portfolios.

With respect to investment risk, the Board receives regular written reports describing and analyzing the investment performance of the Fund, which may include the comparison of the Fund’s performance to its respective benchmark and/or peer groups when applicable. In addition, investment personnel for the Fund meet regularly with the Board to discuss Fund performance, including investment risk, liquidity and market updates. Also, to the extent that the Fund changes a particular investment strategy or invests in a new type of security that could have a material effect on the Fund’s risk profile, the Board generally is consulted.

With respect to valuation, the Board receives regular written reports summarizing the discussions from the Adviser’s internal Pricing and Valuation Committee meetings. The Board receives regular written reports that enable it to monitor the number of fair valued securities in a particular Fund, the reasons for the fair valuation and the methodology used to arrive at the fair value. In addition, the Trust’s Audit Committee reviews certain valuation matters with the Trust’s Treasurer and the Trust’s independent auditors in connection with the Committee’s review of the results of the audit of the Funds’ annual financial statements.

With respect to liquidity, the Trust has implemented a liquidity risk management program on behalf of the non-money market Funds (the “Liquidity Program”) that is designed to assess and manage each non-money market Fund’s liquidity risk. The Board has designated the Fund Liquidity Review Group to administer the Liquidity Program. The Fund Liquidity Review Group is comprised of representatives from the Adviser’s investment, risk, operations, and compliance teams. Under the Liquidity Program, the Board reviews periodic reports concerning Fund liquidity and review, no less frequently than annually, a written report prepared by the Fund Liquidity Review Group that addresses the operation of the Liquidity Program and assesses its adequacy and effectiveness.

With respect to compliance risks, the Board selects the person to serve as the Trust’s CCO pursuant to Rule 38a-1 under the 1940 Act. In addition, the Board receives regular compliance reports and meets regularly with the CCO to discuss compliance issues, including compliance risks. In accordance with SEC rules, the Independent Trustees meet regularly in executive session with the CCO, and the CCO prepares and presents an annual written compliance report to the Board. The Board also meets regularly with the Chief Compliance Officer of the Adviser. The Board adopts compliance policies and procedures for the Trust and approves such procedures of certain of the Trust’s service providers, such as the Adviser and the Subadviser. The compliance policies and procedures are specifically designed to detect and prevent violations of the federal securities laws. In addition, the Board oversees compliance by third-party service providers with the Trust’s compliance program and assess recommendations made by the CCO concerning changes and additions to the Trust's compliance program.

Qualifications Of The Trustees

The names of the Trustees, their addresses, ages, positions held with the Trust, principal occupation(s) during the past five years, number of portfolios in the fund complex overseen, and other directorships held by each Trustee are set forth below.

TRUSTEES

Name(1)	Position(s) Held With Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Portfolios in Fund Complex Overseen by Trustee(2)	Other Directorships Held By Trustee During the Past 5 Years(3)
Independent Trustees
Marcia L. Beck Age: [●]	Trustee and Chair	2008 to present	Private Investor (1999 – present)	5	None
Susan C. Gause Age: [●]	Trustee	2013 to present	Private Investor (2003 – present)	5	Metropolitan Series Fund (2012 – present); and Met Investors Series Trust (2008 – present)
Susan S. Huang Age: [●]	Trustee	2008 to present	Private Investor (2000 – present)	5	None
Hugh T. Hurley III Age: [●]	Trustee	December 2020 to present	Private Investor (2017 – present); Managing Director and Global Head of Product Strategy Active Equity, Blackrock, Inc. (2006 – 2017)	5	Oakmark Funds (2018 – present)
(1)	Each Independent Trustee may be contacted by writing to the Trustee, c/o DST Asset Manager Solutions, Inc., P.O. Box 219691, Kansas City, MO 64121-9691, Attn: Stefano R. Michelagnoli
(2)	The “Fund Complex” is comprised of the 5 portfolios of HSBC Funds.
(3)

This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

OFFICERS

Name, Address and Age	Position(s) Held With Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Stefano R. Michelagnoli 452 Fifth Avenue New York, NY 10018 Age: [●]	President	One year; 2020 to present	Global Head of Client Operations, HSBC Global Asset Management (USA) Inc. (June 2020 – present); Regional Head of Product (Americas), HSBC Global Asset Management (USA) Inc. (2015 – June 2020)
James D. Levy 452 Fifth Avenue New York, NY 10018 Age: [●]	Vice President	One year; 2014 to present	Vice President, Product Management, HSBC Global Asset Management (USA) Inc. (2014 – present); Vice President, Mutual Funds Product Development, GE Asset Management Inc. (2007 – 2014)
Jennifer English* One Post Office Square, Suite 1370 Boston, MA 02109 Age: [●]	Secretary	One year; 2021 to present	Senior Vice President, Regulatory Administration, Citi Fund Services (2016 – present)
Denise Lewis* 4400 Easton Commons, Suite 200 Columbus, OH 43219 Age: [●]	Treasurer	One year; 2021 to present	Senior Vice President, Financial Administration, Citi Fund Services (2020-present); Senior Group Leader, BNY Mellon (2015-2019)
Charles L. Booth* 4400 Easton Commons, Suite 200 Columbus, OH 43219 Age: [●]	Chief Compliance Officer	One year; 2015 to present	Director and Compliance Officer, Citi Fund Services (1988 – present)
James M. Curtis 452 Fifth Avenue New York, NY 10018 Age: [●]	Chief Legal Officer	One year; 2018 to present	Associate General Counsel, HSBC Technology & Services (USA) Inc. (2018-present); Associate General Counsel, HSBC Securities (USA) Inc. (2005-2017)
*	Ms. Lewis, Ms. English and Mr. Booth are also officers of certain other investment companies of which Citi Fund Services (or an affiliate) is the administrator or sub-administrator.

Trustee Experience, Qualifications, Attributes or Skills

The following provides an overview of the considerations that led the Board to conclude that each individual serving as a Trustee of the Trust should so serve. The current members of the Board joined at different points in time since 2008. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following: (i) the individual’s business and professional experience and accomplishments, including prior experience in the financial services and investment management fields or on other boards; (ii) the individual’s ability to work effectively with other members of the Board; and (iii) how the individual’s skills, experiences and attributes would contribute to an appropriate mix of relevant skills and experience on the Board.

In addition to personal qualities, such as integrity, the role of an effective Trustee inherently requires the ability to comprehend, discuss and critically analyze materials and issues presented in exercising judgments and reaching informed conclusions relevant to his or her duties and obligations. The Board believes that the specific background of each Board member (including as set forth above) evidences such ability and is appropriate to his or her serving on the Board. The Chair of the Board, Ms. Beck, has asset management operating and leadership experience, having served as President and Trustee of the Goldman Sachs Mutual Funds, an unaffiliated mutual fund complex. Ms. Huang has asset management operating and leadership experience, having served as Senior Vice President of Schroder Investment Management, a global asset management company. Mses. Beck and Huang each has experience managing risk as well as portfolios of money market and fixed income instruments, respectively. Ms. Gause has significant experience in the financial services industry, having served as, among other things, Chief Executive Officer of Dresdner RCM Global Investors and Allianz Dresdner Asset Management, a global asset management company. In that position, Ms. Gause was responsible for the day-today activities of the investment adviser of various registered open-end funds. Mr. Hurley has significant experience in the investment management and capital markets industries having served in several senior executive management roles, including as Managing Director and Global Head of Product Strategy at BlackRock, Inc., a global asset management company. Mr. Hurley is also a National Association of Corporate Directors (“NACD”) Governance Fellow and is NACD Directorship CertifiedTM. In addition, Mr. Hurley serves as a director of another mutual fund complex.

COMMITTEES

The Board currently has two standing committees: Audit Committee and Nominating and Corporate Governance Committee.

Audit Committee

The Audit Committee is comprised of all of the Independent Trustees of the Trust. The Audit Committee is currently chaired by Mr. Hurley. Ms. Beck, Mr. Hurley and Ms. Gause are audit committee financial experts of the Trust. The primary purpose of the Audit Committee is to oversee the accounting and financial reporting policies, practices and internal controls of the Trust. The Audit Committee, among other things: (i) recommends to the Board the selection, retention and termination of an independent public accounting firm; (ii) annually reviews the scope of the proposed audit and, generally, the audit procedures to be utilized and the proposed audit fees; (iii) reviews the results of the annual audit with the independent auditors and any reports from the independent auditors concerning an audit, as presented to the Audit Committee; (iv) reviews the annual financial statements of the Funds with management and the independent auditors; (v) approves the fees to be paid by the Trust to the independent auditors for its services; and (vi) reviews the adequacy and effectiveness of internal controls and procedures with management and the independent auditors. The Audit Committee of the Trust met four times during the most recently completed fiscal year.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is comprised of all of the Independent Trustees of the Trust. The Committee is currently chaired by Ms. Gause. This Committee, among other things: (i) makes nominations for trustee membership on the Board or a Committee; (ii) evaluates on a periodic basis the operations and effectiveness of the Board as a whole; (iii) periodically reviews the composition of the Board to determine whether it may be appropriate to add individuals with different backgrounds or skills from those already on the Board; (iv) periodically reviews industry best practices and Board governance procedures and recommends appropriate changes to the full Board; (v) periodically reviews Trustee compensation and Committee responsibilities and recommends any appropriate changes to the full Board; (vi) reviews the retention of professional liability insurance (D&O/E&O Insurance) and investment company fidelity bonds; and (vii) reviews the independence and performance of the Independent Trustee counsel. The Nominating and Corporate Governance Committee also considers nominees recommended by shareholders. Such recommendations should be forwarded to the President of the Trust. The Nominating and Corporate Governance Committee met four times during the most recently completed fiscal year.

When evaluating a person as a potential nominee to serve as an Independent Trustee, the Nominating and Corporate Governance Committee may consider, among other factors: (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Trustee; (iii) the contribution that the person can make to the Board, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) consistency with the 1940 Act.

The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Trustees, officers, and other sources that the Committee deems appropriate.

FUND OWNERSHIP

Listed below for each Trustee is a dollar range of securities beneficially owned in the Fund together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee in the HSBC Family of Funds, as of December 31, 2021 (unless stated otherwise).

Aggregate Dollar Range of
Securities in All Registered
Investment Companies Overseen
	Dollar Range of Equity	By Trustee in HSBC Family of
Independent Trustees	Securities in the Fund	Funds
Marcia L. Beck	None	$50,001-$100,000
Susan C. Gause	None	$50,001-$100,000
Susan S. Huang	None	$50,001-$100,000
Hugh T. Hurley III*	None	None
*	Mr. Hurley commenced his term as an Independent Trustee as of December 16, 2020.

As of [●], 2022, the Trustees and officers of the Trust as a group beneficially owned less than 1% of the outstanding shares of the Fund.

TRUSTEE AND OFFICER COMPENSATION

For the fiscal year ended October 31, 2021, the following compensation was paid to the Trustees:

	Independent Trustees
Compensation From the	Marcia L.	Susan C.	Susan S.	Hugh T. Hurley
Funds	Beck	Gause	Huang	III(3)
U.S. Smaller Companies
Fund	$39,821.92	$33,605.51	$31,937.03	$29,143.40
U.S. Smaller Companies
Fund (Class I)	$39,821.92	$33,605.51	$31,937.03	$29,143.40
Pension Or Retirement
Benefits Accrued As Part	N/A	N/A	N/A	N/A
Of The Funds’ Expenses(1)
Estimated Annual Benefits	N/A	N/A	N/A	N/A
Upon Retirement
Total Compensation From
Funds and Fund
Complex(2) Paid To
Trustees	$199,109.67	$168,027.56	$159,685.17	$145,717.00
(1)	The Trust does not accrue pension or retirement benefits as part of Fund expenses, and Trustees are not entitled to retirement benefits upon retirement from the Board.
(2)	For these purposes, the Fund Complex consisted of the 5 portfolios of HSBC Funds as of October 31, 2021.
(3)	Mr. Hurley commenced his term as an Independent Trustee as of December 16, 2020.

None of the officers receive compensation directly from the Fund. Under a Services Agreement between the Trust and Citi (“Services Agreement”), Citi makes an individual available to serve as the Trust’s CCO. Under the Services Agreement, Citi also provides infrastructure and support in implementing the written policies and procedures comprising the Funds’ Compliance Program. This includes providing support services to the CCO, developing standards for reports to the Board by Citi and other service providers, and assisting in preparing or providing documentation for the Board to make findings and conduct reviews pertaining to the Funds’ Compliance Program and related policies and procedures of Fund service providers. For the services provided under the Services Agreement, the Trust currently pays Citi $313,915 per annum, plus certain out of pocket expenses. Citi pays the salary and other compensation earned by any such individuals as employees of Citi. The Services Agreement also governs Citi’s provision of regulatory administration and fund accounting services to the Funds. For more information about these services, respectively, see “Administrator and Sub-Administrator” and “Fund Accounting Agent.”

PROXY VOTING

The Trust has adopted Proxy Voting Policies that delegate the responsibility of voting proxies to the Adviser and (in the case of the Fund) Subadviser. In an effort to avoid conflicts of interest, the Adviser has, in turn, engaged Institutional Shareholder Services Inc. (“ISS”) to provide proxy voting and related services and has delegated responsibility for voting proxies to ISS. A summary of ISS’ proxy voting guidelines is attached as an appendix to this SAI. With respect to the Fund, the Subadviser has adopted policies and procedures for the voting of proxies. The Subadviser seeks to vote proxies in the best interests of its clients. The Subadviser’s proxy voting guidelines are attached as an appendix to this SAI.

Information regarding how the Fund voted proxies relating to portfolio securities during the 12-month period ending June 30, 2021 is available (i) without charge, upon request, by calling 1-800-782-8183; and (ii) on the SEC’s website at http://www.sec.gov.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

HSBC Global Asset Management (USA) Inc. is the investment adviser to the Portfolio pursuant to an investment advisory contract (the “Advisory Contract”) with the Trust. For its investment advisory services, the Adviser is entitled to a fee from the Portfolio, which is accrued daily and paid monthly, and which is based on the Portfolio’s daily net assets, at an annual rate of 0.25%. The Advisory Contract for the Portfolio provides that the Adviser will manage the Portfolio, either directly or through one or more subadvisers, and will furnish to the Portfolio investment guidance and policy direction in connection therewith. The Adviser has agreed to provide the Trust with, among other things, information relating to composition of the Portfolio and periodic reports on performance.

The Adviser has retained the Subadviser to provide day-to-day management of the Portfolio. An affiliate of the Adviser owns a minority stake in the Subadviser and is entitled to appoint one individual to its Board of Managers. The Portfolio pays the Subadviser a fee pursuant to a sub-advisory agreement (the “Sub-Advisory Contract”) between the Adviser and the Subadviser. For more information about the Subadviser and Sub-Advisory Contract, see “Investment Advisory and Other Services - Subadviser.”

The Adviser has entered into a contractual expense limitation agreement (“Agreement”) with the Fund under which it will limit total expenses of the Fund (excluding interest, taxes, brokerage commissions, extraordinary expenses and estimated indirect expenses attributable to the Fund’s investments in investment companies other than the Portfolio) to an annual rate of 0.90% for Class I Shares, 1.45% for Class A Shares and 2.20% for Class C Shares. The expense limitations shall be in effect until June 30, 2023. The Agreement shall terminate upon the termination of the Advisory Contract between the Trust and the Adviser, or may be terminated upon written notice to the Adviser by the Board.

For the fiscal years ended October 31, 2021, 2020, and 2019, the aggregate amount of advisory fees (including sub-advisory fees) incurred by the Portfolio was as follows (advisory and sub-advisory fees incurred by the Portfolio were borne indirectly by the Funds to the extent of their interest in the Portfolio):

Fund	2021	2020	2019
U.S. Smaller Companies Portfolio	$936,197	$992,095	$1,102,843

The Advisory Contract for the Portfolio will continue in effect through December 31, 2022. Thereafter, the Advisory Contract will continue in effect with respect to the Portfolio for successive periods not to exceed one (1) year and continue thereafter, provided such continuance is approved at least annually by: (i) the holders of a majority of the outstanding voting securities of the Portfolio or by the Board; and (ii) a majority of the Trustees who are not parties to the Advisory Contract or “interested persons” (as defined in Section 2(a)(19) of the 1940 Act) of any such party. Notwithstanding the foregoing, the Advisory Contract may be terminated with respect to the Portfolio without penalty by either party on 60 days written notice and will terminate automatically in the event of its assignment, within the meaning of the 1940 Act.

The Adviser, located at 452 Fifth Avenue, New York, New York 10018, is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. No securities or instruments issued by HSBC USA Inc. or HSBC Bank USA, N.A. will be purchased for the Portfolio.

If the Adviser were prohibited from performing any of its services for the Trust under the Advisory Contract, it is expected that the Board would recommend to shareholders that they approve new agreements with another entity or entities qualified to perform such services and selected by the Board.

The investment advisory services of the Adviser provided to the Portfolio are not exclusive under the terms of the Advisory Contract. The Adviser is free to and does render investment advisory services to others.

The Trust and the Adviser have each received an exemptive order from the SEC that allows the Adviser to enter into new investment sub-advisory contracts and to make material changes to existing sub-advisory contracts with certain unaffiliated subadvisers with the approval of the Board, but without shareholder approval. This authority is subject to certain conditions, including the requirement that the Trustees (including a majority of Independent Trustees) of the Trust must approve any new or amended agreements with subadvisers. In accordance with the exemptive order received from the SEC, an information statement providing details about the appointment of the new subadviser will be mailed to shareholders within 90 days of the change in subadviser. Shareholders will also receive an information statement describing material changes to a sub-advisory contract between the Adviser and a subadviser within 90 days of the material change. The Adviser remains responsible for monitoring and evaluating the performance of the Portfolio, oversees subadvisers to ensure compliance with the Portfolio’s investment policies and guidelines, and monitors each subadviser’s adherence to its investment style and performance results in order to recommend any changes in a subadviser to the Board.

SUBADVISER

RadiantESG Global Investors LLC, located in Danville, California, is the investment subadviser of the Portfolio. On June [30], 2022, RadiantESG assumed day-to-day management of the Portfolio. For its services, RadiantESG receives a fee equal on an annual basis to 0.35% of the Portfolio’s average daily net assets. RadiantESG is controlled by its two co-founders, Heidi Ridley (Chief Executive Officer) and Kathryn McDonald (Head of Investments & Sustainability). Collectively, they own over 95% of the firm’s outstanding voting shares.

The Subadviser is responsible for the investment management of the Portfolio’s assets, including making investment decisions and placing orders for the purchase and sale of securities for the Portfolio directly with the issuers or with brokers or dealers selected by the Subadviser in its discretion. The investment advisory services of the Subadviser are not exclusive under the terms of the Sub-Advisory Contract. The Subadviser is free to and does render investment advisory services to others. The Subadviser also furnishes to the Board, which has overall responsibility for the business and affairs of the Trust, periodic reports on its services and the investment performance of the Portfolio.

As of the date of this SAI, the Portfolio has not paid any advisory fees to RadiantESG. For the fiscal years ended October 31, 2021, 2020, and 2019, the Portfolio paid the prior subadviser, Westfield Capital Management Company, L.P., sub-advisory fees equal to $643,636, $682,065 and $758,205, respectively.

PORTFOLIO MANAGERS

The Prospectus identifies the individuals who are primarily responsible for the day-to-day management of the Portfolio (the “portfolio manager(s)”). This section of the SAI contains certain additional information about the portfolio manager(s), their compensation, other accounts managed by them, and potential conflicts of interest. This section includes information in a tabular format, as of [●], 2022 about the other accounts, if any, in addition to the Portfolio, over which the portfolio manager(s) also have primary responsibility for day-to-day management.

The tables below show the number of other accounts managed by the portfolio manager(s) and the total assets in those accounts within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category of accounts, the tables also show the number of accounts and the total assets in the accounts with respect to which the advisory fee paid by the account holder is based on account performance, if applicable.

Fund Ownership of Portfolio Managers

The portfolio managers did not beneficially own shares of the Fund as of the date of this SAI.

Other Accounts Managed by Portfolio Managers

Set forth below is information about the other accounts managed by the portfolio managers of the Portfolio as of [●]

	Number of Other Accounts Managed and Total			Number of Accounts and Total Assets (in millions) for
	Assets (in millions) by Account Type			Which Advisory Fee is Performance Based
	Registered	Other Pooled		Registered	Other Pooled
Name of Portfolio	Investment	Investment	Other	Investment	Investment	Other
Manager	Companies	Vehicles	Accounts	Companies	Vehicles	Accounts
Kathryn McDonald	0	1	0	0	0	0
	$0	$0.885	$0	$0	$0	$0
Harry Prabandham	0	1	0	0	0	0
	$0	$0.885	$0	$0	$0	$0
Kevin Lin	0	1	0	0	0	0
	$0	$0.885	$0	$0	$0	$0

Portfolio Manager Compensation Structure

Members of the RadiantESG investment team may be eligible to receive various components of compensation:

●	Investment team members receive a base salary commensurate with industry standards.

●	Investment team members are also eligible to participate in the firm’s incentive compensation program including profits interest awards and discretionary bonuses based on the employee’s individual contributions to its client experience (performance delivery and client support and partnership), creativity and innovation in ideas that benefit its clients and the firm, embodying the firm’s values, and adhering to the firm’s governance structure.

●	Investment team members are also partners of the firm and equity shareholders. Equity ownership aligns employee interests with those of their clients and allows for collective, long-term, economic participation in the firm’s success.

Potential Conflicts of Interest

The simultaneous management of multiple accounts by the RadiantESG investment team can create a possible conflict of interest as the team must allocate its time across multiple accounts. This may result in the portfolio managers allocating unequal attention and time to the management of each client portfolio as each has different objectives, benchmarks, and investment restrictions. RadiantESG’s proprietary investment research is applied to portfolio modeling and portfolio construction for each investment strategy. The resulting model portfolio is used consistently for each client portfolio in the same strategy.

RadiantESG established its Investment Forum to provide recommendations and oversight of investment research, models, products, strategies, portfolio management, and trading matters. Members of the RadiantESG Investment Forum oversee the adherence to risk tolerances, portfolio positioning, and performance. Proxy voting and engagement practices are also in the scope of their reviews. Client portfolios with similar investment objectives are reviewed as a group by the Investment Forum, as a matter of practice. Any discrepancies identified are researched and reviewed and any resulting exceptions or remedial actions are documented.

Trading practices must be fair to all clients. RadiantESG seeks to obtain best execution for client transactions. Considering that RadiantESG may have limited access to certain broker-dealers until it achieves a certain scale with regard to the amount of assets under management, the following steps are taken when selecting broker-dealers to execute client trades. RadiantESG’s CCO, in conjunction with the Investment Forum:

●	works to create a list of approved broker-dealers to execute client trades.

●	periodically and systematically monitors and evaluates the execution and performance capabilities of the broker-dealers on the approved list.

When selecting broker-dealers to execute client trades, the determinative factor is not the lowest possible commission cost, but whether the transaction represents the best qualitative execution. In making this determination, RadiantESG’s policy is to consider the full range of the broker’s services, including without limitation the value of any research provided, if applicable, execution capabilities, financial responsibility, administrative resources, responsiveness and commission rates. At this time, RadiantESG does not have directed brokerage relationships for its clients and does not select broker-dealers for trade execution based on the receipt of third-party research services. The RadiantESG Investment Forum also reviews transaction cost analysis data quarterly to monitor trading and commission activity.

Personal accounts may give rise to conflicts of interest. RadiantESG and its employees will, from time to time, for their own investment accounts, purchase, sell, hold or own securities or other assets which may be recommended for purchase, sale or ownership for one or more clients, including the Portfolio. RadiantESG has a Code of Ethics which regulates trading in such accounts; requirements include regular reporting and preclearance of transactions. RadiantESG’s CCO reviews personal trading activity regularly.

RadiantESG manages a separate vehicle with the same investment strategy as the Portfolio, which was seeded by one of RadiantESG’s co-founders with the intention of later converting this vehicle into an institutional commingled fund that would enable other RadiantESG employees and third parties to invest in this vehicle. This creates an incentive for the firm to favor this vehicle. To help ensure all clients are treated equitably and fairly, the CCO conducts periodic reviews of client portfolio(s) to ensure procedures have been followed and any potential conflicts of interest are mitigated.

DISTRIBUTION PLANS - CLASS A AND CLASS C SHARES ONLY

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted Distribution Plans with respect to the Class A Shares (the “Class A Plan”) and the Class C Shares (the “Class C Plan”) of the U.S. Smaller Companies. The Distribution Plans provide that they may not be amended to increase materially the costs which either the Class A Shares and Class C Shares may bear pursuant to the Class A Plans and Class C Plan without approval by shareholders of the Class A Shares and Class C Shares, respectively, and that any material amendments of the Distribution Plans must be approved by the Board, and by the Independent Trustees of the Trust who have no direct or indirect financial interest in the operation of the Distribution Plans or in any related agreement (“Qualified Trustees”), by vote cast at a meeting called for the purpose of considering such amendments. The selection and nomination of the Qualified Trustees has been committed to the discretion of the Independent Trustees. The Distribution Plans have been approved, and are subject to annual approval, by the Board and by the Qualified Trustees, by vote cast at a meeting called for the purpose of voting on the Distribution Plans. The Board approved the Distribution Plans to stimulate sales of shares of the Fund in the face of competition from a variety of other investment companies and financial products. In approving the Distribution Plans, the Board considered the potential advantages to shareholders of continued growth of the asset bases of the Fund (including greater liquidity, more investment flexibility and possible achievement of greater economies of scale). In adopting the Class A Plans and Class C Plan, the Trustees considered alternative methods to distribute the Class A Shares and Class C Shares and to reduce each class’s expense ratio. The Trustees concluded that there was a reasonable likelihood that each Distribution Plan will benefit their respective class and that class’s shareholders. The Distribution Plans are terminable with respect to the Class A Shares and Class C Shares at any time by a vote of a majority of the Qualified Trustees or by vote of the holders of a majority of that class.

For the fiscal years ended October 31, 2021, 2020, and 2019, the Fund paid the following for distribution expenses:

Fund	2021	2020	2019
U.S. Smaller Companies Fund	$293	$453	$861

THE DISTRIBUTOR

The Distributor, a wholly-owned subsidiary of Foreside Financial Group, LLC, is a member of FINRA. The Distributor’s address is Three Canal Plaza, Suite 100, Portland, ME 04101. Foreside serves as distributor to the Funds under a Distribution Agreement with the Trust (the “Distribution Agreement”). Unless otherwise terminated, the Distribution Agreement will continue in effect for successive annual periods if, as to the Fund, such continuance is approved at least annually by (i) the vote of a majority of those members of the Board who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such party, cast at a meeting for the purpose of voting on such approval and (ii) by the vote of the Board or the vote of a majority of the outstanding voting securities of such Fund. Under the terms of the Distribution Agreement, Foreside acts as the agent of the Trust in connection with the continuous offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor is not affiliated with the Adviser, Citi, or any of their affiliates. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor and its officers have no role in determining the investment policies or which securities are to be purchased or sold by the Trust.

Foreside has entered into a Distribution Services Agreement with the Adviser in connection with Foreside’s services as distributor of the Funds pursuant to which the Adviser undertakes to pay Foreside amounts owed to Foreside under the terms of the Distribution Agreement to the extent that the Funds are not otherwise authorized to make such payments. The payments made by the Adviser to the Distributor do not represent an additional expense to the Fund or its shareholders.

Pursuant to the Distribution Plans adopted by the Trust, the Distributor is reimbursed from the Fund monthly for costs and expenses incurred by the Distributor in connection with the distribution of Class A Shares and Class C Shares and for the provision of certain shareholder services with respect to these Shares. Payments to the Distributor are for various types of activities, including: (1) payments to broker-dealers which advise shareholders regarding the purchase, sale or retention of Class A Shares and Class C Shares and which provide shareholders with personal services and account maintenance services (“service fees”); (2) payments to employees of the Distributor; and (3) printing and advertising expenses. Pursuant to the Class A Plans, the amount of the Distributor’s reimbursement from the Fund may not exceed on an annual basis 0.25% of the average daily net assets of the Fund represented by Class A Shares outstanding during the period for which payment is being made. Pursuant to the Class C Plan, such payments by the Distributor to broker-dealers may be in amounts on an annual basis of up to 0.75% of the U.S. Smaller Companies Fund’s average daily net assets as presented by Class C Shares outstanding during the period for which payment is being made. The aggregate fees paid to the Distributor pursuant to the Distribution Plans, and to shareholder servicing agents (“Shareholder Servicing Agents”) pursuant to the Shareholder Services Plan (as discussed below), will not exceed on an annual basis 0.50% of the Fund’s average daily net assets represented by Class A Shares and 1.00% of the Fund’s average daily net assets represented by Class C Shares outstanding during the period for which payment is being made. Shareholder Servicing Agents are financial institutions, such as a federal or state-chartered bank, trust company or savings and loan association that, on behalf of their customers, have entered into a shareholder servicing agreement with the Trust. Salary expenses of Foreside personnel who are responsible for marketing shares of the various series of the Trust may be allocated to such series on the basis of average net assets; travel expenses are allocated to, or divided among, the particular series for which it is incurred. The distribution fees collected from the Fund by Foreside are used to pay commissions for the sale of Fund shares.

The Fund is not liable for distribution and shareholder servicing expenditures made by the Distributor in any given year in excess of the maximum amount payable under the Distribution Plans in that year.

PAYMENTS TO FINANCIAL INTERMEDIARIES

The Adviser and/or its affiliates may, out of their own resources, and without cost to the Fund, provide compensation, which may be significant, to selected financial intermediaries to promote the sale, distribution and/or servicing of shares of the Fund (“Payments”). These arrangements are sometimes referred to as “revenue sharing” arrangements. Since these Payments are made out of the resources of the Adviser and/or its affiliates, they do not represent an additional charge to the Fund or its shareholders. Accordingly, these Payments are not reflected in the fee and expense tables in the Prospectus. In addition, these Payments do not change the price paid by investors for the purchase of the Fund’s shares or the amount the Fund receives as proceeds from such purchases. These Payments are in addition to commissions and 12b-1 fees, shareholder servicing fees and sales charges borne by shareholders.

The Adviser and/or its affiliates make these Payments primarily to compensate financial intermediaries for, among other things: marketing shares of the Fund, which may consist of Payments relating to the inclusion of the Fund on a financial intermediary’s platform or portal or in certain advisory programs from time to time sponsored by the financial intermediaries; educational programs; scheduled interactions with the financial intermediaries’ registered representatives or salespersons, including at conferences or seminars; provision of training and educational programs; marketing support fees for providing assistance in promoting the sale of Fund shares; and/or other specified and relevant services intended to assist in the sale, distribution, and/or servicing of Fund shares. With respect to certain financial intermediaries and related fund “supermarket” platform arrangements, the Fund and/or the Adviser, rather than the Distributor, typically enter into such agreements. These financial intermediaries may charge a fee for their services. These financial intermediaries may otherwise act as processing agents and are responsible for promptly transmitting purchase, redemption and other requests to the Fund.

In addition, the Adviser and/or its affiliates may, out of their own resources, and without cost to the Fund, make Payments (including through sub-transfer agency and networking arrangements) for sub-accounting, administrative and/or shareholder processing services that are in addition to the transfer agent, shareholder administration, servicing and processing fees paid by the Fund. These Payments may exceed amounts earned on these assets by the Adviser, the Distributor and/or their affiliates for the performance of these or similar services.

Generally, the Adviser and/or its affiliates negotiate the amount of Payments on an individual basis with each financial intermediary. In determining the amount of Payments to be made, the Adviser and/or its affiliates may consider a number of factors, including, without limitation, asset mix and length of relationship with the financial intermediary; the size of the customer/shareholder base of the financial intermediary; the manner in which customers of the financial intermediary make investments in the Fund; the nature and scope of services provided by the financial intermediary; and the costs incurred by the financial intermediary in connection with maintaining the infrastructure necessary or desirable to support investments in the Fund along with any other relevant factor that the Fund deems appropriate. Historically, these Payments have generally been structured as a percentage of average net assets attributable to the financial intermediary, but may also be structured as a fixed dollar amount, or a combination of the two, or may be calculated on another appropriate basis. Typically, the annual Payments to a financial intermediary are not expected to exceed 0.25% of the Fund’s average net assets. The Adviser and/or its affiliates expect to periodically determine the advisability of continuing these Payments.

For the year ended December 31, 2021, the Adviser and/or its affiliates made Payments, related to 2021, out of their own assets to approximately 27 financial intermediaries, totaling approximately $9.2 million (excluding Payments made through sub-transfer agency and networking arrangements and certain other types of Payments described below), with respect to all funds of the Trust (including the Fund in this SAI). During this time, the Adviser has also made similar payments to its affiliates.

Periodically, and where appropriate, the Adviser and/or its affiliates may enter into similar arrangements with other financial intermediaries. Thus, the number of financial intermediaries that receive Payments is subject to change at any time without notice.

From time to time, and subject to applicable regulations, the Adviser and/or its affiliates may also be involved in cash and non-cash compensation arrangements with financial intermediaries to promote the sale of Fund shares in the form of, for example: occasional gifts; occasional meals, tickets or other entertainment; and/or sponsorship support of regional or national events. Subject to applicable FINRA regulations and other legal requirements, the Adviser and/or its affiliates may pay costs and expenses associated with these efforts (e.g., travel, lodging, entertainment and meals). Other compensation may also be offered from time to time to the extent not prohibited by applicable federal or state laws or FINRA regulations. This compensation is not included in, and is made in addition to, the Payments described above.

The Adviser and/or its affiliates may be incentivized to make Payments since they promote the sale and retention of Fund shares to clients of the financial intermediaries. When financial intermediaries sell or retain more shares of the Fund, the Adviser and/or its affiliates benefit from the incremental management and other fees paid by the Fund with respect to those assets.

The compensation or reimbursement received by financial intermediaries through commissions, sales charges, fees payable from the Fund, and/or revenue sharing arrangements may be more or less than the overall compensation or reimbursement on similar or other products and may influence your financial intermediary to introduce and recommend the Fund over other similar investment options. In addition, depending on the arrangements in place at any particular time, this compensation or reimbursement creates a conflict of interest for financial intermediaries as they may have a financial incentive for recommending the Fund (or a particular share class of the Fund) over another investment.

Although the Fund may use financial intermediaries that sell Fund shares to effect transactions for the Fund’s portfolio, the Fund, the Adviser and the Subadviser will not consider the sale of Fund shares as a factor when choosing financial intermediaries to effect those transactions.

Shareholders may obtain more information about these arrangements, including the conflicts of interests that such arrangements create, from their financial intermediaries and should so inquire if they would like additional information. Shareholders are encouraged to ask their financial intermediary how their respective financial intermediary will be compensated for investments made in the Fund.

Investors who purchase shares through financial intermediaries will be subject to the procedures of those intermediaries through which they purchase shares, which may include charges, investment minimums, cutoff times and other restrictions in addition to, or different from, those listed herein. Information concerning any charges or services will be provided to customers by the financial intermediary through which they purchase shares. Investors purchasing shares of the Fund through financial intermediaries should acquaint themselves with their financial intermediary’s procedures and should read the Prospectus in conjunction with any materials and information provided by their financial intermediary. The financial intermediary, and not its customers, will be the shareholder of record, although costumers may have the right to vote shares depending upon their arrangement with the financial intermediary. The Distributor does not receive compensation from the Fund for its distribution services except the distribution/service fees with respect to the shares of those classes for which a Rule 12b-1 Plan is effective. However, the Adviser pays the Distributor a fee for certain distribution-related services.

SHAREHOLDER SERVICES PLAN AND SHAREHOLDER SERVICING AGENTS

The Trust has adopted a Shareholder Services Plan with respect to Class A Shares and Class C Shares of the Fund, which provides that the Trust may obtain the services of one or more shareholder servicing agents (“Shareholder Servicing Agents”) that shall, as agents for their customers who purchase the Fund’s Class A Shares and Class C Shares, perform certain shareholder account, administrative and service functions for such customers, and may enter into agreements providing for the payment of fees for such services. “Shareholder Servicing Agents” are financial institutions, such as a federal or state-chartered bank, trust company or saving and loan association that, on behalf of their customers, have entered into a shareholder servicing arrangement with the Trust. The Shareholder Services Plan continues in effect indefinitely if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees and a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Shareholder Services Plan or in any agreement related to such Plan (“Qualified Trustees”). The Shareholder Services Plan may be terminated at any time by a vote of a majority of the Qualified Trustees or with respect to the Class A Shares or Class C Shares (as applicable) by a majority vote of shareholders of that class. The Shareholder Services Plan may not be amended to increase materially the amount of permitted expenses thereunder with respect to the Class A Shares or Class C Shares (as applicable) without the approval of a majority of shareholders of that class, and may not be materially amended in any case without a vote of the majority of both the Trustees and the Qualified Trustees.

The Trust has entered into a shareholder servicing agreement (a “Servicing Agreement”) with certain Shareholder Servicing Agents, including the Adviser, pursuant to which the Shareholder Servicing Agent, as agent for its customers, among other things: answers customer inquiries regarding account status and history, the manner in which purchases, exchanges and redemptions of shares of the Fund may be effected and certain other matters pertaining to the Fund; assists shareholders in designating and changing dividend options, account designations and addresses; provides necessary personnel and facilities to establish and maintain shareholder accounts and records; assists in processing purchase and redemption transactions; arranges for the wiring of funds; transmits and receives funds in connection with customer orders to purchase or redeem Shares; verifies and guarantees shareholder signatures in connection with redemption orders and transfers and changes in shareholder-designated accounts; furnishes (either separately or on an integrated basis with other reports sent to a shareholder by a Shareholder Servicing Agent) monthly and year-end statements and confirmations of purchases and redemptions; transmits, on behalf of the Trust, proxy statements, annual reports, updated prospectuses and other communications from the Trust to the Fund’s shareholders; receives, tabulates and transmits to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Fund or the Trust; and provides such other related services as the Trust or a shareholder may request. “Servicing Agents” shall mean both Shareholder Servicing Agents and securities brokers who have entered into a dealer agreement or shareholder serving agreement on behalf of its customers (“Securities Brokers”). The Fund is authorized to pay a shareholder servicing fee up to 0.25%, on an annual basis, of the Fund’s average daily net assets attributable to Class A Shares and Class C Shares (as applicable).

The Trust understands that some Shareholder Servicing Agents also may impose certain conditions on their customers, subject to the terms of the Prospectus, in addition to or different from those imposed by the Trust, such as requiring a different minimum initial or subsequent investment, account fees (a fixed amount per transaction processed), compensating balance requirements (a minimum dollar amount a customer must maintain in order to obtain the services offered), or account maintenance fees (a periodic charge based on a percentage of the assets in the account or of the dividends paid on those assets). Each Shareholder Servicing Agent has agreed to transmit to its customers who are holders of Shares appropriate prior written disclosure of any fees that it may charge them directly and to provide written notice at least 30 days prior to the imposition of any transaction fees. Conversely, the Trust understands that certain Shareholder Servicing Agents may credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Shareholder Servicing Agent from the Fund with respect to those accounts.

For the fiscal years ended October 31, 2021, 2020, and 2019, the Fund paid the following shareholder servicing expenses:

Fund	2021	2020	2019
U.S. Smaller Companies Fund	$28,185	$20,061	$21,117

ADMINISTRATOR AND SUB-ADMINISTRATOR

Pursuant to an Administration Services Agreement, the Adviser serves as the Trust’s administrator (the “Administrator”), and in that role oversees and coordinates the activities of other service providers and monitors certain aspects of the Trust’s operations. Pursuant to a Sub-Administration Services Agreement (the “Sub-Administration Agreement”), the Administrator has retained Citi, whose address is 4400 Easton Commons, Suite 200, Columbus, Ohio 43219, as sub-administrator (the “Sub-Administrator”). Citi served as the administrator (rather than sub-administrator), through June 30, 2006. Management and administrative services of the Administrator and Sub-Administrator include providing office space, equipment and clerical personnel to the Funds and supervising custodial, auditing, valuation, bookkeeping, regulatory and dividend disbursing services.

Pursuant to the Services Agreement, Citi also provides the Funds with various other services, which include certain regulatory and compliance services, as well as fund accounting services. The Administrator and Citi provide certain persons satisfactory to the Board to serve as officers of the Trust. Such officers, as well as certain other employees of the Trust, may be directors, officers or employees of the Administrator, Citi or their affiliates. Citi may waive a portion of its fee.

The Administration Services Agreement was renewed for the one (1) year period ending December 31, 2022 and may be terminated upon not more than 60 days written notice by either party.

The administration fee primarily consists of an asset-based fee accrued daily and paid monthly at an annual rate of:

$0-$10 billion	0.0400%
$10 billion - $20 billion	0.0350%
$20 billion - $50 billion	0.0265%
In excess of $50 billion	0.0245%

The sub-administration fee primarily consists of an asset-based fee payable to Citi by the Administrator on the first business day of each month, or at such times as Citi shall request, at an annual rate of:

Up to $10 billion	0.0200%
$10 billion - $20 billion	0.0150%
$20 billion - $50 billion	0.0065%
In excess of $50 billion	0.0045%

The fee rate and breakpoints are determined on the basis of the aggregate average daily net assets of the HSBC Family of Funds, but the assets of the Portfolio that reflects assets of the Fund are not double-counted. The total administration fee to be paid to the Administrator is allocated to each of the funds in the HSBC Family of Funds based upon its proportionate share of the aggregate net assets of the HSBC Family of Funds, and then allocated to each class of shares on a class basis. For assets invested in the Portfolio, the Portfolio pays half of the administration fee and the Funds pay half of the administration fee, for a combination at the total fee rate set forth above.

For the fiscal years ended October 31, 2021, 2020, and 2019, the aggregate amount of administration fees incurred directly by the Funds was:

Fund	2021	2020	2019
U.S. Smaller Companies Fund	$1,883	$1,481	$1,760
U.S. Smaller Companies Fund (Class I)	$17,001	$19,558	$24,649

TRANSFER AGENT

Under a Transfer Agency Services Agreement, DST Asset Manager Solutions, Inc. acts as transfer agent (“Transfer Agent”) for the Trust. The Transfer Agent maintains an account for each shareholder of record, performs other transfer agency functions and acts as dividend disbursing agent for the Trust. The principal business address of DST Asset Manager Solutions, Inc. is 2000 Crown Colony Drive, Quincy, Massachusetts 02169-0953.

CUSTODIAN

Pursuant to a Custodian Agreement, Northern Trust Company, 50 South LaSalle Street, Chicago, Illinois 60603, acts as the custodian (“Custodian”) of each Fund’s (and the Portfolio’s) assets. The Custodian’s responsibilities include safeguarding and controlling each Fund’s cash and securities, handling the receipt and delivery of securities, determining income and collecting interest on each Fund’s investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts in order to calculate the daily NAV of Shares of each Fund. Securities held for each Fund may be deposited into the Federal Reserve-Treasury Department Book Entry System or the Depository Trust Company. The Custodian does not determine the investment policies of the Funds or decide which securities will be purchased or sold for the Funds. For its services, the Custodian receives such compensation as may from time to time be agreed upon by it and the Trust.

FUND ACCOUNTING AGENT

Pursuant to the Services Agreement, Citi also serves as fund accounting agent to each Fund. For the fiscal years ended October 31, 2021, October 31, 2020 and October 31, 2019, the aggregate amount of fund accounting fees incurred by the Funds was:

Fund	2021	2020	2019
U.S. Smaller Companies Fund	$19,006	$18,163	$24,000
U.S. Smaller Companies Fund (Class I)	$13,996	$14,003	$13,999

FEDERAL BANKING LAW

The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, HSBC USA’s and the Adviser’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. HSBC USA and the Adviser believe that they possess the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Advisory Contract without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of HSBC USA and the Adviser to perform these services, the Board would review the relationship with HSBC USA and the Adviser and consider taking all actions necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that a Fund be liquidated.

Entities that are part of banking organizations, such as the Adviser and its affiliates, are subject to extensive government regulation. Government regulation may change frequently and may have significant effects, including limiting the ability of the Adviser and its affiliates from engaging in certain trading activities, which may adversely impact the Fund or Portfolio. For example, the so-called “Volcker Rule” prohibits the Adviser and its affiliates from engaging in certain trading activities. The Fund may be adversely impacted by this rule if the Adviser or its affiliates own 25% or more of the Fund’s shares outside of any seeding period permitted by the rule. These restrictions may prevent the Fund from maintaining sufficient seed capital and may cause the Fund to liquidate at the end of the period if the Fund is not able to achieve sufficient scale. Other restrictions, including restrictions on trading and transactions with affiliates, can also apply. Funds that are not managed by entities that are part of banking organizations are not subject to these limitations.

EXPENSES

Except for expenses paid by the Adviser and the Distributor, each Fund bears all the costs of its operations. Expenses attributable to a class (“Class Expenses”) shall be allocated to that class only. Class Expenses with respect to the Class A Shares and Class C Shares must include payments made pursuant to their respective Distribution Plan or Shareholder Services Plan. In the event a particular expense is not reasonably allocable by class or to a particular class, it shall be treated as a Fund expense or a Trust expense. Trust expenses directly related to a Fund are charged to the Fund; other expenses are allocated among the applicable series of the Trust in relation to the net assets of each Fund equally or another appropriate basis.

DETERMINATION OF NET ASSET VALUE

The following information supplements and should be read in conjunction with the section in the Prospectus entitled, “Pricing of Fund Shares.” Neither the Prospectus nor the below is meant to reflect a complete list of valuation methodologies that the Fund may use to value its investments.

The NAV of the Fund is determined once each day at the close of trading on the New York Stock Exchange (“Exchange”), normally at 4 p.m. Eastern time on days the Exchange is open. The Exchange is generally not open, and the Funds do not price their shares, on most U.S. national holidays (New Year’s Day, Martin Luther King Jr. Day, President’s Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day) and on Good Friday.

Pursuant to procedures adopted by the Board, investments of the Fund for which there are readily available and reliable market quotes or for which independent pricing service pricing is appropriate are valued as follows:

General

➢ All securities and other investments are valued based on the market quotes from the broadest and most representative market for the securities, or such other methodologies as are set forth below, including prices provided by approved independent pricing services. All valuations are obtained as of the time NAV is calculated on each Fund business day. Any securities and other investments that cannot be priced according to the methodologies set forth below will be valued in accordance with fair valuation methodologies set forth in the Prospectus and applicable guidance on fair valuation. In this regard, if a broker, dealer or market-maker quote is obtained but is reasonably believed not to reflect market value based on all data available (e.g., it is an outlier as compared to other quotes), it may be discarded.

Equity securities

➢Exchange-traded, domestic equity securities are valued at the last sales price on a national securities exchange (except the NASDAQ Stock Market) or, in the absence of recorded sales, at the readily available closing bid price on such exchange. Such securities traded on the NASDAQ Stock Market are valued at the NASDAQ Official Closing Price on the date of valuation.

➢Domestic equity securities that are not traded on an exchange are valued at the quoted bid price in the over-the-counter market.

➢Exchange traded, foreign equity securities are valued in the appropriate currency at the last quoted sale price.

➢Foreign equity securities that are not exchange traded are valued in the appropriate currency at the average of the quoted bid and asked prices in the over-the-counter market.

➢Participation notes (also known as P-notes) are valued by taking the last sales price of the underlying security on its primary exchange. In the absence of a recorded sale on the underlying security, the readily available closing bid price on such exchange will be used. If no sale is available because the country is on holiday, the previous day’s quoted sales price would be utilized. All local prices will be converted to U.S. dollar using the foreign currency exchange rate as of the close of regular trading on the New York Stock Exchange (usually 4 p.m. EST).

➢Rights and Warrants are valued at the last sales price on a national securities exchange. If these instruments are not scheduled to trade for a certain period, they are generally valued intrinsically based on the terms of the issuance and the price of the underlying security. The time value of the warrants may also be considered by the Adviser.

➢Initial Public Offerings (“IPOs”) are typically priced using corresponding approved independent pricing services for equity securities. In instances where there is a time lag between the IPO and the commencement of public trading of the security there may be no vendor price available. In these instances, the purchase price may be utilized; if the purchase price is not confirmed, the bid price may be utilized.

Convertible Securities

➢Convertible securities are valued at the bid price as of the time NAV is determined by an approved independent pricing service, based on market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance on quoted prices on an exchange or over-the-counter prices. If no current day bid price is available then they will be priced either using the last quoted sales price or most recent bid price.

Debt Securities

➢Debt securities are valued at the bid price, as of the time NAV is determined, by an approved independent pricing service, based upon market transactions for normal, institutional-size trading units of similar securities, as well as yield, quality, coupon rate, maturity, callability or prepayment option, type and size of issue, trading characteristics and other market data, without exclusive reliance on quoted prices on an exchange or over-the-counter prices.

➢Debt securities with remaining maturities of 60 days or less may be valued at amortized cost unless it is determined that amortized cost does not represent fair value (e.g., securities that are not expected to mature at par). Issuer-specific and market-based considerations will be taken into account to determine whether amortized cost represents fair value. Debt securities with remaining maturities of 60 days or less that are not valued based on amortized cost are valued based on prices provided by independent pricing services based on the services’ proprietary pricing models.

Registered investment companies (including ETFs)

➢Shares of exchange traded and closed-end registered investment companies are valued in the same manner as other equity securities.

➢Mutual funds are valued at their NAVs, as reported to the investment adviser or its agent.

Foreign currencies

➢Foreign currencies are valued at the last quoted foreign exchange bid quotation against the U.S. dollar from an approved independent pricing service.

➢The value of Fund assets and liabilities denominated in currencies other than the U.S. dollar are translated into their U.S. dollar equivalent values at such last foreign exchange bid quotation.

Repurchase Agreements

➢Repurchase agreements are valued at original cost.

Swaps

➢Swap agreements are valued by an approved independent pricing service:

➢If a price is not available from an approved independent pricing service, they are valued based upon quotations obtained from broker-dealers or market makers.

➢If prices are available from two or more dealers, brokers or market makers, the value shall be the mean of the quotations obtained from these sources.

➢If prices are available from only one dealer, broker or market maker, the value shall be the quotation provided.

➢In the absence of a valuation or if the valuation is deemed unreliable, they are valued at the price at which the counterparty would settle or repurchase the instrument.

Options and Other Derivatives

➢Options and other derivative contracts (other than swaps as set forth above) on securities, currencies and other financial instruments traded in the OTC market are valued at prices provided by an approved independent pricing service

➢If prices are available from two or more dealers, brokers or market makers, the value shall be the mean of the quotations obtained from these sources.

➢In the absence of such a value, such derivatives contracts are valued at the marked-to-market price (or the evaluated price if a marked-to-market price is not available) provided by the broker-dealer with which the option was traded (which may also be the counterparty).

Exchange-Traded Options

➢Exchange-Traded options are valued at the closing price or last sale price on the primary instrument for that option as recorded by an approved independent pricing service.

Foreign Currency Forward Contracts

➢Foreign currency forward contracts are valued by an approved independent pricing service at the current day's interpolated foreign exchange rate, as calculated using the current day's spot rate and the prevailing forward rates, and converted to U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern time).

Futures Contracts

➢Futures contracts are valued at their settlement price on the exchange on which they are traded.

Interest income on long-term obligations in a Fund’s portfolio is determined on the basis of interest accrued plus amortization of “original issue discount” (generally, the difference between issue price and stated redemption price at maturity) and premiums (generally, the excess of purchase price over stated redemption price at maturity). Interest income on short-term obligations is determined on the basis of interest accrued plus amortization of premium.

The accounting records of a Fund are maintained in U.S. dollars. The market value of investment securities, other assets and liabilities and forward contracts denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rates at the end of the period. Purchases and sales of securities, income receipts, and expense payments are translated at the exchange rate prevailing on the respective dates of such transactions. Reported net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received.

The problems inherent in making a good faith determination of value are recognized in the codification effected by SEC Financial Reporting Release No. 1 (“FRR 1” (formerly Accounting Series Release No. 113)) which concludes that there is “no automatic formula” for calculating the value of restricted securities. It recommends that the best method simply is to consider all relevant factors before making any calculation. According to FRR 1 such factors would include consideration of the type of security involved, financial statements, cost at date of purchase, size of holding, discount from market value of unrestricted securities of the same class at the time of purchase, special reports prepared by analysts, information as to any transactions or offers with respect to the security, existence of merger proposals or tender offers affecting the security, price and extent of public trading in similar securities of the issuer or comparable companies, and other relevant matters.

To the extent that a Fund purchases securities that are restricted as to resale or for which current market quotations are not available, the Adviser will value such securities based upon all relevant factors as outlined in FRR 1.

Subject to the Trust’s compliance with applicable regulations, the Trust on behalf of each Fund has reserved the right to pay the redemption or repurchase price of shares, either totally or partially, by a distribution in-kind of portfolio securities (instead of cash), as applicable. The securities so distributed would be valued at the same amount as that assigned to them in calculating the NAV for the shares being sold. If a shareholder received a distribution in-kind, the shareholder could incur brokerage or other charges in converting the securities to cash.

PURCHASE OF SHARES

Shares may be purchased through the Funds, Shareholder Servicing Agents or Securities Brokers (as defined above). Shares may be purchased at their NAV next determined after an order is transmitted to and accepted by the Transfer Agent or is received by a Shareholder Servicing Agent or a Securities Broker if it is transmitted to and accepted by the Transfer Agent. Purchases are effected on the same day the purchase order is received by the Transfer Agent provided such order is received prior to 4:00 p.m., Eastern Time, on any day in which regular trading occurs on the New York Stock Exchange, except on certain non-U.S. holidays as described above (“Fund Business Day”). Each Shareholder Servicing Agent or Securities Broker is responsible for and required to promptly forward orders for shares to the Transfer Agent.

All purchase payments are invested in full and fractional Shares. The Trust reserves the right to cease offering Shares for sale at any time or to reject any order for the purchase of Shares.

While there is no sales load on purchases of Class C Shares of the U.S. Smaller Companies Fund, the Distributor may receive fees from the Funds. Other funds which have investment objectives similar to those of a Fund but which do not pay some or all of such fees from their assets may offer a higher yield.

An investor may purchase Shares through the Funds directly or by authorizing his Shareholder Servicing Agent or Securities Broker to purchase such Shares on his behalf through the Transfer Agent.

Certain clients of the Adviser whose assets would be eligible for purchase by the Funds may purchase shares of the Trust with such assets. Assets purchased by the Funds will be subject to valuation and other procedures by the Board.

The following information supplements and should be read in conjunction with the sections in the Funds’ Prospectus entitled “Purchasing and Adding to Your Shares” and “Distribution Arrangements/Sales Charges.” The Prospectus contains a general description of how investors may buy shares of the Funds and states whether a Fund offers more than one class of shares. Class A Shares are generally sold with a sales charge payable at the time of purchase. The Prospectus contains a table of applicable CDSCs. After being held for five years, Class C Shares will automatically convert into Class A Shares, which are not subject to sales charges, or a CDSC. Class C Shares are offered without an initial sales charge. The U.S. Smaller Companies Fund may sell shares without a sales charge or CDSC pursuant to special purchase plans the Trust signs.

The U.S. Smaller Companies Fund offers Class A Shares, Class C Shares and Class I Shares. When purchasing Fund shares, you must specify which Class is being purchased.

If Class I Shares are purchased through a broker or financial intermediary that is acting as an agent on behalf of an investor, the broker or financial intermediary may charge a commission. Class A Shares and Class C Shares (as applicable) are subject to different fees and expenses (which affect performance) and are entitled to different services than Class I Shares.

The decision as to which Class of shares is most beneficial to you depends on the amount and the intended length of your investment. You should consider whether, during the anticipated life of your investment in a Fund, the accumulated distribution fee, service fee and CDSC, if any, on Class C Shares of the U.S. Smaller Companies Fund would be less than the accumulated distribution fee and initial sales charge on Class A Shares of each Fund purchased at the same time, and to what extent, if any, such differential would be offset by the return on Class A Shares respectively. Additionally, investors qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A Shares of the U.S. Smaller Companies Fund because the accumulated continuing distribution and service fees on Class C Shares exceed the accumulated distribution fee and initial sales charge on Class A Shares during the life of the investment. Finally, you should consider the effect of the CDSC period and any conversion rights of the Classes in the context of your own investment time frame. Generally, Class A Shares will be most appropriate for investors who invest substantial amounts (e.g., over $50,000) in Fund shares.

Shares of the Funds are offered on a continuous basis at NAV, plus any applicable sales charge, by the Distributor as an investment vehicle for institutions, corporations, fiduciaries and individuals.

The sales load on Class A Shares does not apply in any instance to reinvested dividends or distributions.

From time to time, dealers who receive dealer discounts and broker commissions from the Distributor may reallow all or a portion of such dealer discounts and broker commissions to other dealers or brokers. Dealers may not use sales of a Fund’s Shares to qualify for the compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as FINRA. None of the aforementioned compensation is paid for by the Funds or their shareholders.

Stock certificates will not be issued with respect to the shares. The Transfer Agent shall keep accounts upon the book of the Trust for recordholders of such shares.

EXCHANGE PRIVILEGE

By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of each Fund may exchange some or all of his Shares for shares of a corresponding class of another fund within the HSBC Family of Funds. By contacting the Transfer Agent or his Shareholder Servicing Agent or his Securities Broker, a shareholder of Class A Shares and Class C Shares may exchange some or all of his Shares at NAV without a sales charge for Shares of the same class offered with the same or lower sales charge by another fund within the HSBC Family of Funds. Exchanges for Shares with a higher sales charge may be made upon payment of the sales charge differential.

An investor will receive Class A Shares of a Fund in exchange for Class A Shares of another fund within the HSBC Family of Funds, unless the investor is eligible to receive Class D Shares of the Money Market Funds, in which case the investor will receive Class D Shares of a Money Market Fund in exchange for Class A Shares of another fund within the HSBC Family of Funds. Class C Shares and Class I Shares may be exchanged for shares of the same class of one or more funds within the HSBC Family of Funds at NAV without a front-end sales charge provided that the amount to be exchanged meets the applicable minimum investment requirements and the exchange is made in states where it is legally authorized. Exchanges into Class A Shares may be made upon payment of the applicable sales charge, unless otherwise exempt. Shareholders of Class A Shares of the U.S. Smaller Companies Fund who are shareholders as of December 31, 1997 will be grandfathered with respect to the funds within the HSBC Family of Funds and will be exempt from having to pay a sales charge on any new purchases of Class A Shares of the Fund. An exchange of Class C Shares of the U.S. Smaller Companies Fund will not affect the holding period of the Class C Shares for purposes of determining the CDSC, if any, upon redemption. An exchange may result in a change in the number of Shares held, but not in the value of such Shares immediately after the exchange. Each exchange involves the redemption of the Shares to be exchanged and the purchase of the shares of the other funds within the HSBC Family of Funds, which may produce a gain or loss for tax purposes.

The exchange privilege (or any aspect of it) may be changed or discontinued upon 60 days written notice to shareholders and is available only to shareholders in states in which such exchanges may be legally made. A shareholder considering an exchange should obtain and read the prospectus of the other funds within the HSBC Family of Funds into which the exchange will be made and consider the differences in investment objectives and policies before making any exchange.

An exchange is considered a sale of shares and may result in a capital gain or loss for federal income tax purposes. A shareholder wishing to exchange his or her Shares may do so by contacting the Trust at 800-782-8183, by contacting his or her broker-dealer or by providing written instruction to the Trust.

IN-KIND PURCHASES

The Trust, in its discretion, may permit purchases of Fund shares by means of in-kind contributions of portfolio securities under certain circumstances. An in-kind contribution must be made in the form of securities that are permissible investments for the Funds as described in the Prospectus. In connection with an in-kind securities purchase, the Funds will require, among other things, that the securities be valued in the same manner as they would be valued for purposes of computing a Fund’s NAV; that the Funds receive satisfactory assurances that they will have good and marketable title to the securities received by them; and that the securities be in proper form for transfer to the Funds. In addition, the Funds generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale.

The Funds will not be liable for any brokerage commission or fee (except for customary transfer fees) in connection with an in-kind purchase of Fund shares. Your broker may impose a fee in connection with processing your in-kind purchase of Fund shares. An investor contemplating an in-kind purchase of Fund shares should consult his or her tax adviser to determine the tax consequences under Federal and state law of making such a purchase.

AUTOMATIC INVESTMENT PLAN

The Trust offers a plan for regularly investing specified dollar amounts ($25.00 minimum in monthly, quarterly, semi-annual or annual intervals) in the Funds. If an Automatic Investment Plan is selected, subsequent investments will be automatic and will continue until such time as the Trust and the investor’s bank are notified in writing to discontinue further investments. Due to the varying procedures to prepare, process and forward the bank withdrawal information to the Trust, there may be a delay between the time of bank withdrawal and the time the money reaches the Funds. The investment in the Funds will be made at the NAV per share determined on the Fund Business Day that both the check and the bank withdrawal data are received in required form by the Transfer Agent. Further information about the Automatic Investment Plan may be obtained from Citi at the telephone number listed on the front cover.

For further information on how to purchase Shares, an investor should contact the Funds directly at HSBC Funds, P.O. Box 219691, Kansas City, MO 64121-9691 or by calling 1-800-782-8183.

PURCHASES THROUGH A SHAREHOLDER SERVICING AGENT OR A SECURITIES BROKER

Shares are being offered to the public, to customers of a Shareholder Servicing Agent and to customers of a Securities Broker. Shareholder Servicing Agents and Securities Brokers may offer services to their customers, including specialized procedures for the purchase and redemption of Shares, such as pre-authorized or automatic purchase and redemption programs. Each Shareholder Servicing Agent and Securities Broker may establish its own terms, conditions and charges, including limitations on the amounts of transactions, with respect to such services. Charges for these services may include fixed annual fees, account maintenance fees and minimum account balance requirements. The effect of any such fees will be to reduce the net return on the investment of customers of that Shareholder Servicing Agent or Securities Broker. Conversely, certain Servicing Agents may (although they are not required by the Trust to do so) credit to the accounts of their customers from whom they are already receiving other fees amounts not exceeding such other fees or the fees received by the Servicing Agent and Securities Broker from the Funds, which will have the effect of increasing the net return on the investment of such customers of those Servicing Agents and Securities Brokers.

Shareholder Servicing Agents and Securities Brokers may transmit purchase payments on behalf of their customers by wire directly to the Funds’ custodian bank by following the procedures described above.

For further information on how to direct a Securities Broker or a Shareholder Servicing Agent to purchase Shares, an investor should contact his Securities Broker or his Shareholder Servicing Agent.

SALES CHARGES

CLASS A SHARES

The public offering price of the Class A Shares of the U.S. Smaller Companies Fund equals NAV plus the applicable sales charge. The Distributor receives this sales charge and may reallow it as dealer discounts and brokerage commissions as follows:

	Sales Charges as a
Size of Transaction at Offering	Percentage of	Percentage of Net
Price	Offering Price	Amount Invested
Less than $50,000	5.00%	5.26%
$50,000 but less than $100,000	4.50%	4.71%
$100,000 but less than $250,000	3.75%	3.90%
$250,000 but less than $500,000	2.50%	2.56%
$500,000 but less than $1,000,000	2.00%	2.04%
$1,000,000 and over	None	None

SALES CHARGE WAIVERS

The U.S. Smaller Companies Fund may waive sales charges for the purchase of Class A Shares of the U.S. Smaller Companies Fund by or on behalf of: (1) purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, (2) employees and retired employees (including spouses, children and parents of employees and retired employees) of HSBC, and any affiliates thereof, (3) Trustees of the Trust, (4) directors and retired directors (including spouses and children of directors and retired directors) of HSBC and any affiliates thereof, (5) purchasers who use proceeds from an account for which HSBC or one of its affiliates acts in a fiduciary, advisory, custodial or similar capacity, to purchase Class A Shares of the U.S. Smaller Companies Fund, (6) brokers, dealers and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals), (7) investment advisers or financial planners that have entered into an agreement with the Distributor and that place trades for their own accounts or the accounts of eligible clients and that charge a fee for their services, and clients of such investment advisers or financial planners who place trades for their own accounts if such accounts are linked to the master account of the investment adviser or financial planner on the books and records of a broker or agent that has entered into an agreement with the Distributor, (8) orders placed on behalf of other investment companies distributed by Foreside or its affiliated companies, and (9) shares purchased by tax-qualified employee benefit plans. The U.S. Smaller Companies Fund may also waive sales charges for the purchase of Class A Shares that were subject to a sales charge or sales charges for the purchase of Class C Shares. The purchase must be made within 60 days of the redemption, and the Transfer Agent must be notified in writing by the investor, or by his or her financial institution, at the time the purchase is made. A copy of the investor’s account statement showing such redemption must accompany such notice. To receive a sales charge waiver in conjunction with any of the above categories, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification.

CONCURRENT PURCHASES

For purposes of qualifying for a lower sales charge, investors have the privilege of combining “concurrent purchases” of Class A Shares of any fund in the HSBC Family of Funds. For example, if a shareholder concurrently purchases Class A Shares in one of the Funds of the Trust sold with a sales charge at the total public offering price of $25,000 and Class A Shares in another Fund sold with a sales charge at the total public offering price of $75,000, the sales charge would be that applicable to a $100,000 purchase as shown in the appropriate table above. The investor’s “concurrent purchases” described above shall include the combined purchases of the investor, the investor’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to this privilege, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This privilege, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

LETTER OF INTENT

An investor may obtain a reduced sales charge by means of a written Letter of Intent, which expresses the intention of such investor to purchase Class A Shares of the U.S. Smaller Companies Fund at a designated total public offering price within a designated 13-month period. Each purchase of Class A Shares under a Letter of Intent will be made at the NAV plus the sales charge applicable at the time of such purchase to a single transaction of the total dollar amount indicated in the Letter of Intent (the “Applicable Sales Charge”). A Letter of Intent may include purchases of Class A Shares made not more than 90 days prior to the date such investor signs a Letter of Intent; however, the 13-month period during which the Letter of Intent is in effect will begin on the date of the earliest purchase to be included. An investor will receive as a credit against his/her purchase(s) of Class A Shares during this 90-day period at the end of the 13-month period, the difference, if any, between the sales load paid on previous purchases qualifying under the Letter of Intent and the Applicable Sales Charge.

A Letter of Intent is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Letter of Intent is 5% of such amount. Class A Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the Class A Shares actually purchased if the full amount indicated is not purchased, and such escrowed Class A Shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed Class A Shares, whether paid in cash or reinvested in additional Class A Shares, are not subject to escrow. The escrowed Class A Shares will not be available for disposal by the investor until all purchases pursuant to the Letter of Intent have been made or the higher sales charge has been paid. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated in the Letter of Intent and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in sales charge will be used to purchase additional Class A Shares of the U.S. Smaller Companies Fund at the then-current public offering price subject to the rate of sales charge applicable to the actual amount of the aggregate purchases. For further information about Letters of Intent, interested investors should contact the Trust at 1-800-782-8183. This program, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

RIGHT OF ACCUMULATION

Pursuant to the right of accumulation, investors are permitted to purchase Class A Shares of the U.S. Smaller Companies Fund at the public offering price applicable to the total of: (a) the total public offering price of the Class A Shares of the U.S. Smaller Companies Fund then being purchased; plus (b) an amount equal to the then-current NAV of the “purchaser’s combined holdings” of the Class A Shares of the U.S. Smaller Companies Fund that were subject to a sales charge, any Class A Shares and Class I Shares acquired through asset allocation programs such as the HSBC Spectrum Program, which were not subject to a sales charge, and any Class C Shares of the U.S. Smaller Companies Fund held. Class A Shares sold to purchasers for whom HSBC or one of its affiliates acts in a fiduciary, advisory, custodial (other than retirement accounts), agency, or similar capacity are not presently subject to a sales charge. The “purchaser’s combined holdings” described above shall include the combined holdings of the purchaser, the purchaser’s spouse and children under the age of 21 and the purchaser’s retirement plan accounts. To receive the applicable public offering price pursuant to the right of accumulation, shareholders must, at the time of purchase, give the Transfer Agent sufficient information to permit confirmation of qualification. This right of accumulation, however, may be modified or eliminated at any time or from time to time by the Trust without notice.

CONVERSION FEATURE - CLASS C SHARES OF THE U.S. SMALLER COMPANIES FUND

Class C Shares of the U.S. Smaller Companies Fund will convert to Class A Shares of the same Fund after five years from the beginning of the calendar month in which the Class C Shares were originally purchased. After conversion, the shares will be subject to the lower distribution and shareholder servicing fees charged on Class A Shares, which will increase the shareholder’s investment return compared to the Class C Shares. A shareholder will not pay any sales charge or fees when his or her shares convert, nor will the transaction be subject to any tax. If an investor purchased Class C Shares of one Fund, which he or she exchanged for Class C Shares of another Fund, the holding period will be calculated from the time of the original purchase of Class C Shares. The dollar value of Class A Shares the investor receives will equal the dollar value of the Class C Shares converted.

LEVEL LOAD ALTERNATIVE - CLASS C SHARES OF THE U.S. SMALLER COMPANIES FUND

Class C Shares of the U.S. Smaller Companies Fund may be purchased for individual accounts normally in amounts of less than $100,000. Class C Shares of the U.S. Smaller Companies Fund are sold at NAV without an initial sales charge but are subject to a CDSC of 1.00% on most redemptions made within one year after purchase (calculated from the last day of the month in which the shares were purchased). The CDSC will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Class C Shares are subject to an annual 12b-1 fee of up to 1.00% of the average daily net assets of the Class.

The higher fees mean a higher expense ratio, so Class C Shares pay correspondingly lower dividends and may have a lower NAV than Class A Shares. Broker-dealers and other financial intermediaries whose clients have purchased Class C Shares may receive a trailing commission equal to 1.00% of the average daily NAV of such shares on an annual basis held by their clients more than one year from the date of purchase. Trailing commissions will commence immediately with respect to shares eligible for exemption from the CDSC normally applicable to Class C Shares.

REDEMPTION OF SHARES

A shareholder may redeem all or any portion of the shares in his account at any time at the NAV next determined after a redemption order in good order is furnished by the shareholder to the Transfer Agent, with respect to shares purchased directly through the Funds, or to his Securities Broker or his Shareholder Servicing Agent, and is transmitted to and received by the Transfer Agent. Class A Shares and Class I Shares of the applicable Funds may be redeemed without charge while Class C Shares of the U.S. Smaller Companies Fund may be subject to a CDSC. See “Level Load Alternative -- Class C Shares” above. Redemptions are effected on the same day the redemption order is received by the Transfer Agent provided such order is received prior to the close of trading on the Exchange, on any Fund Business Day. See “Determination of Net Asset Value” above. Shares redeemed earn dividends up to and including the day prior to the day the redemption is effected.

Except as otherwise set forth in the Prospectus, the proceeds of a redemption are normally paid from each Fund in U.S. dollars within two business days (or such other times in accordance with the requirements of your financial intermediaries) following the date on which the redemption is effected, however, while not expected, payment of sales proceeds may take up to seven days. The Funds may suspend the right of redemption and postpone for more than seven days the date of payment upon redemption: (i) during periods when the Exchange is closed other than for weekends and certain holidays or when trading on such Exchange is restricted; (ii) during periods in which, as a result of emergency, disposal, or evaluation of the NAV of the portfolio securities is not reasonably practicable; or (iii) for such other periods as the SEC may permit. To be in a position to eliminate excessive expenses, the Trust reserves the right to redeem upon not less than 30 days’ notice all shares in an account which has a value below $50, provided that such involuntary redemptions will not result from fluctuations in the value of Fund shares. A shareholder will be allowed to make additional investments prior to the date fixed for redemption to avoid liquidation of the account.

Unless shares have been purchased directly from the Funds, a shareholder may redeem shares only by authorizing his Securities Broker, if applicable, or his Shareholder Servicing Agent to redeem such Shares on his behalf (since the account and records of such a shareholder are established and maintained by his Securities Broker or his Shareholder Servicing Agent). For further information as to how to direct a Securities Broker or a Shareholder Servicing Agent to redeem shares, a shareholder should contact his Securities Broker or his Shareholder Servicing Agent.

The Board has adopted procedures that provide that redemptions by shareholders may be satisfied by the distribution of portfolio securities in-kind, reflecting the shareholder’s proportionate interest in the relevant Fund, subject to certain adjustments.

Redemption proceeds are generally paid in cash, but the Funds reserve the right to pay all or part of any redemption proceeds in-kind. However, the Funds have made an election pursuant to Rule 18f-1 under the 1940 Act to redeem shares of each Fund solely in cash up to the lesser of $250,000 or 1.00% of the NAV of the Fund during any 90-day period for any one shareholder. The Funds reserve the right to pay all or part of other redemptions by a distribution of portfolio securities in kind from the applicable Fund’s portfolio. The securities distributed in kind would be valued at the same value as that assigned to them in calculating the NAV of the shares being redeemed. In the event a shareholder receives an in-kind distribution of portfolio securities, it would be the responsibility of the shareholder to dispose of the securities. The shareholder would be subject to any risk that the value of the securities would decline prior to their sale, that it would be difficult to sell the securities, and that brokerage fees could be incurred.

SYSTEMATIC WITHDRAWAL PLAN

Any shareholder who owns shares with an aggregate value of $10,000 or more may establish a Systematic Withdrawal Plan under which he redeems at NAV the number of full and fractional shares that will produce the monthly, quarterly, semi-annual or annual payments specified (minimum $50.00 per payment). Depending on the amounts withdrawn, systematic withdrawals may deplete the investor’s principal. Investors contemplating participation in this Systematic Withdrawal Plan should consult their tax advisers. No additional charge to the shareholder is made for this service.

REDEMPTION OF SHARES PURCHASED DIRECTLY THROUGH THE FUNDS

Redemption by Letter. Redemptions may be made by letter to the Transfer Agent specifying the dollar amount or number of shares to be redeemed, account number and the Fund. The letter must be signed in exactly the same way the account is registered (if there is more than one owner of the Shares, all must sign). In connection with a written redemption request, all signatures of all registered owners or authorized parties must be guaranteed by an Eligible Guarantor Institution, which includes a domestic bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. The Funds’ transfer agent, however, may reject redemption instructions if the guarantor is neither a member nor a participant in a signature guarantee program (currently known as “STAMP,” “SEMP,” or “NYSE MSP”). Corporations, partnerships, trusts or other legal entities may be required to submit additional documentation.

Redemption by Wire or Telephone. An investor may redeem shares of the Funds by wire or by telephone if he has checked the appropriate box on the Purchase Application or has filed a Telephone Authorization Form with the Trust. These redemptions may be paid from the applicable Fund by wire or by check. The Trust reserves the right to refuse telephone wire redemptions and may limit the amount involved or the number of telephone redemptions. The telephone redemption procedure may be modified or discontinued at any time by the Trust. Instructions for wire redemptions are set forth in the Purchase Application. The Trust employs reasonable procedures to confirm that instructions communicated by telephone are genuine. For instance, the following information must be verified by the shareholder or securities broker at the time a request for a telephone redemption is effected: (1) shareholder’s account number; (2) shareholder’s social security number; and (3) name and account number of shareholder’s designated securities broker or bank. If the Trust fails to follow these or other established procedures, it may be liable for any losses due to unauthorized or fraudulent instructions.

RETIREMENT PLANS

Shares of the Funds are offered in connection with tax-deferred retirement plans. Application forms and further information about these plans, including applicable fees, are available from the Trust or the Sponsor upon request. The tax law governing tax-deferred retirement plans is complex and changes frequently. Before investing in the Funds through one or more of these plans, an investor should consult his or her tax adviser.

INDIVIDUAL RETIREMENT ACCOUNTS (“IRAs”)

Shares of the Funds may be used as a funding medium for an IRA. An Internal Revenue Service-approved IRA plan may be available from an investor’s Servicing Agent. In any event, such a plan is available from the Sponsor naming UMB Fund Services as custodian. The minimum initial investment for an IRA is $250; the minimum subsequent investment is $100. In general, IRAs are available to individuals who receive compensation or earned income and their spouses whether or not they are active participants in a tax- qualified or Government-approved retirement plan. In general, an IRA contribution by an individual who participates, or whose spouse participates, in a tax-qualified or Government-approved retirement plan may not be deductible, in whole or in part, depending upon the individual’s income. Individuals also may establish an IRA to receive a “rollover” contribution of distributions from another IRA or a qualified plan. Tax advice should be obtained before planning a rollover or determining contribution limits.

DEFINED CONTRIBUTION PLANS

Investors who are self-employed may purchase shares of the Funds for retirement plans for self-employed persons that are known as defined contribution plans (formerly Keogh or H.R. 10 Plans). HSBC offers a prototype plan for money purchase and profit sharing defined contribution plans. The rules governing these plans are complex, and a tax adviser should be consulted.

SECTION 457 PLAN, 401(K) PLAN, 403(B) PLAN

The Funds may be used as investment vehicles for certain deferred compensation plans provided for by Section 457 of the Code with respect to service for state governments, local governments, rural electric cooperatives and political subdivisions, agencies, instrumentalities, tax-exempt organizations and certain affiliates of such entities. The Funds may also be used as investment vehicles for both 401(k) plans and 403(b) plans.

DIVIDENDS AND DISTRIBUTIONS

Generally, a Fund’s net investment income consists of the interest and dividend income it earns, less expenses. In computing interest income, premiums are not amortized nor are discounts accrued on long-term debt securities in the Fund, except as required for federal income tax purposes. A Fund’s net realized capital gains, if any, are distributed to shareholders annually. Additional distributions are also made to each Fund’s shareholders to the extent necessary to avoid application of the 4% non-deductible federal excise tax on certain undistributed income and net capital gains of regulated investment companies. Shares begin accruing dividends on the day they are purchased.

Dividends for the Funds are distributed monthly. Unless a shareholder elects to receive dividends in cash (subject to the policies of the shareholder’s Shareholder Servicing Agent or Securities Broker), dividends are distributed in the form of additional full and fractional shares of each Fund.

Certain mortgage-backed securities may provide for periodic or unscheduled payments of principal and interest as the mortgages underlying the securities are paid or prepaid. However, such principal payments (not otherwise characterized as ordinary discount income or bond premium expense) will not normally be considered as income to the U.S. Smaller Companies Fund or Portfolio and therefore will not be distributed as dividends to the shareholders of the Fund that invest in the Portfolio. Rather, these payments on mortgage-backed securities generally will be reinvested by the Portfolio in accordance with their investment objectives and policies.

DESCRIPTION OF SHARES, VOTING RIGHTS, AND LIABILITIES

The Trust’s Amended and Restated Agreement and Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.001 per share) and to divide or combine the shares into a greater or lesser number of shares without thereby materially changing the proportionate beneficial interests in the Trust. Currently, the Trust has 5 operational series of shares, each of which constitutes a separately managed “Fund.” The Trust reserves the right to create additional series of shares. Currently, the Funds issue separate classes of shares as described under “General Information.”

Subject to the distinctions permitted among classes of the Trust or any series as established by the Trustees consistent with the requirements of the 1940 Act, each share of the Trust or any series shall represent an equal beneficial interest in the net assets of the Trust or such series, and each shareholder of the Trust or any series shall be entitled to receive such shareholder’s pro rata share of distributions of income and capital gains, if any, made with respect to the Trust or such series. Upon redemption of the shares of any series, the applicable shareholder shall be paid solely out of the funds and property of such series of the Trust. Except as otherwise provided by the Trustees, shareholders shall have no preemptive or other right to subscribe to any additional shares or other securities issued by the Trust.

The Trustees may require shareholders to redeem shares for any reason under terms set by the Trustees. When issued, shares are fully paid and non-assessable. The Trustees may, however, cause shareholders, or shareholders of a particular series or class, to pay certain transfer agency, servicing or similar agent charges by setting off such charges due from such shareholder from declared but unpaid dividends owed such shareholder and/or by reducing the number of shares in the account of such shareholder by that number of full and/or fractional shares which represents the outstanding amount of such charges due from such shareholder.

Shareholders are entitled to one vote for each share held on matters on which they are entitled to vote (and a proportionate fractional vote for each fraction of a share). The Trust is not required and has no current intention to hold annual meetings of shareholders, although the Trust will hold special meetings of Fund shareholders when in the judgment of the Trustees of the Trust it is necessary or desirable to submit matters for a shareholder vote or as otherwise required by the 1940 Act or other applicable federal law. It is not anticipated that the Trust will hold shareholders’ meetings unless required by law or its Amended and Restated Agreement and Declaration of Trust or By-Laws. On any matters submitted to a vote of the shareholders, all shares of the Trust then entitled to vote shall be voted in aggregate, except: (i) when required by the 1940 Act, shares shall be voted by individual series or class; (ii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more series, then only shareholders of such series shall be entitled to vote thereon; and (iii) when the matter involves any action that the Trustees have determined will affect only the interests of one or more classes, then only the shareholders of such class or classes shall be entitled to vote thereon. Accordingly, shareholders of each series generally vote separately, for example, to approve investment advisory contracts or changes in fundamental investment policies or restrictions, but shareholders of all series may vote together to the extent required under the 1940 Act, such as in the election or selection of Trustees, principal underwriters and accountants for the Trust. Under certain circumstances, the shareholders of one or more series could control the outcome of these votes.

Shares of each class of a series represent an equal pro rata interest in such series and, generally, have identical voting, dividend, liquidation, and other rights, preferences, powers, terms and conditions, except that: (i) each class shall have a different designation; (ii) each class of shares shall bear any class expenses; and (iii) each class shall have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class. Upon liquidation or dissolution of a Fund, shareholders of the Fund would generally be entitled to share pro rata in the net assets of the Fund’s available for distribution to shareholders.

The shareholders of the Funds have the power to vote only: (i) for the election or removal of Trustees as and to the extent provided in the Trust’s Amended and Restated Agreement and Declaration of Trust; (ii) with respect to such additional matters relating to the Trust as may be required by federal law including the 1940 Act, or any registration of the Trust with the SEC (or any successor agency) or any state; and (iii) as the Trustees may otherwise consider necessary or desirable in their sole discretion.

The Trust is an entity of the type commonly known as a “Delaware statutory trust.” Under Delaware law and the Trust’s Amended and Restated Agreement and Declaration of Trust, shareholders are entitled to the same limitation of personal liability extended to shareholders of corporations organized under Delaware law. Therefore, shareholders generally will not be subject to personal liability for Fund obligations. The risk that a shareholder will incur personal liability for Fund obligations is limited to the circumstances in which a state court may not apply Delaware law or the terms of the Trust’s Amended and Restated Agreement and Declaration of Trust.

OWNERSHIP OF THE FUNDS

As of [●], 2022, the following persons owned of record 5% or more of a Fund or class of shares:

Fund/Class	Percent of the Class Total
Assets Held by the
Shareholder
HSBC U.S. Smaller Companies Fund – Class A

HSBC U.S. Smaller Companies Fund – Class C

HSBC U.S. Smaller Companies Fund – Class I

*Entity owned more than 25% of the outstanding shares of the Fund. A shareholder owning of record or beneficially more than 25% of a Fund’s outstanding shares may be considered a control person and could have a more significant effect on matters presented at a shareholders’ meeting than votes of other shareholders.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Funds and the purchase, ownership, and disposition of Fund shares. The information is current as of [●], 2022. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax adviser with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction. Future changes in tax laws may adversely impact the Funds and their shareholders.

TAX STATUS OF THE FUNDS

The Funds each intend to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, foreign currencies, net income derived from an interest in a qualified publicly traded partnership or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies), in two or more issuers that the Fund controls and which are engaged in the same or similar trades or businesses or of one or more qualified publicly traded partnerships.

If for any taxable year a Fund does not qualify for federal tax treatment as a regulated investment company, all of the Fund’s net taxable investment income would (unless certain cure provisions apply) be subject to federal and, potentially, state income tax at regular corporate rates without any deduction for distributions to its shareholders. In such event, dividend distributions (including amounts derived from interest on municipal securities) would be taxable to a Fund’s shareholders to the extent of the Fund’s current and accumulated earnings and profits.

As a regulated investment company, a Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the Fund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed (i.e., the 90% distribution requirement). Each Fund intends to distribute all or substantially all of such income.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, each Fund must generally distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (taking into account certain deferrals and elections) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all ordinary income and capital gains for previous years that were not distributed or taxed during such years. To avoid application of the excise tax, the Funds intend to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such a distribution will be taxable to shareholders in the calendar year in which the distribution is declared, rather than the calendar year in which it is received.

For federal income tax purposes, the Funds are generally permitted to carry forward a net capital loss in any year to offset its own capital gains, if any, during subsequent taxable years. As of October 31, 2021, the Funds did not have any capital loss carryforwards for federal income tax purposes.

THE PORTFOLIO

The Portfolio has obtained a ruling from the Internal Revenue Service that the Portfolio will be treated as a partnership for federal income tax purposes. For purposes of determining whether a Fund satisfies the income and diversification tests to maintain its status as a regulated investment company, the Fund, as an investor in the Portfolio, will be deemed to own a proportionate share of the Portfolio’s income and assets.

DISTRIBUTIONS IN GENERAL

Distributions of investment company taxable income are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares (see below for information concerning reduced rates of tax for certain capital gain dividends). Dividends paid by a Fund to a corporate shareholder, to the extent such dividends are attributable to dividends received by the Fund from U.S. corporations, may, subject to limitation, be eligible for the dividends received deduction.

Generally, the maximum tax rate for individual taxpayers on long-term capital gains and on certain qualifying dividends on corporate stock is 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. These rates do not apply to corporate taxpayers. Each Fund will be able to separately report distributions of any qualifying long-term capital gains or qualifying dividends earned by the Fund that would be eligible for the lower maximum rate. A shareholder would also have to satisfy a more than 60-day holding period as well as other requirements with respect to any distributions of qualifying dividends in order to obtain the benefit of the lower rate. Distributions from Funds investing in bonds and other debt instruments will generally not qualify for the lower rates. Note that distributions of earnings from dividends paid by “qualified foreign corporations” can also qualify for the lower tax rates on qualifying dividends. Qualified foreign corporations are corporations incorporated in a U.S. possession, corporations whose stock is readily tradable on an established securities market in the U.S., and corporations eligible for the benefits of a comprehensive income tax treaty with the United States, which satisfy certain other requirements. Passive foreign investment companies are not treated as “qualified foreign corporations.” Individuals (and certain other non-corporate entities) are generally eligible for a 20% deduction with respect to taxable ordinary dividends from REITs. Recently proposed IRS regulations allow a regulated investment company to pass through to its shareholders such taxable ordinary REIT dividends. Accordingly, individual (and certain other non-corporate) shareholders of a regulated investment company that have received taxable ordinary REIT dividends may be able to take advantage of this 20% deduction with respect to any such amounts passed through.

The excess of net long-term capital gains over net short-term capital losses realized, distributed and properly reported by a Fund, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. Capital gain distributions made to individuals are generally subject to a maximum federal income tax rate of 15% or 20%, depending on whether the individual’s income exceeds certain threshold amounts. Net capital gains from assets held for one year or less will be taxed as ordinary income.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from redemptions or other taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Shareholders receiving distributions in the form of additional shares will be taxed on the amount of such distribution and will have a cost basis for federal income tax purposes in each share received equal to the amount of the cash the shareholder could have received. Shareholders will be notified annually as to the U.S. federal tax status of distributions.

If the NAV of shares is reduced below a shareholder’s cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a partial return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.

Distributions in excess of a Fund’s current and accumulated earnings and profits are treated as a tax-free return of a shareholder’s investment to the extent of the shareholder’s basis in the shares, and generally as capital gain thereafter. A return of capital, which for tax purposes is treated as a return of a shareholder’s investment, reduces the shareholder’s basis in shares, thus reducing any loss or increasing any gain on a subsequent taxable disposition of shares. A distribution will reduce a Fund’s NAV per share and may be taxable to a shareholder as ordinary income or capital gain even though, from an economic standpoint, the distribution may constitute a return of capital.

SALE, EXCHANGE, OR REDEMPTION OF SHARES

Upon a redemption, sale or exchange of shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and the rate of tax will depend upon the shareholder’s holding period for the shares. If an individual shareholder has held the shares as a capital asset for more than one year, the maximum current federal income tax rate is generally 15% or 20%, depending on whether the shareholder’s income exceeds certain threshold amounts. Any loss realized on a redemption, sale or exchange also will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. If a shareholder holds Fund shares for six months or less and during that period receives a distribution taxable to the shareholder as long-term capital gain, any loss realized on the sale of such shares during such six-month period would be a long-term loss to the extent of such distribution.

The Code requires the Funds to report to the Internal Revenue Service, and furnish to Fund shareholders, cost basis information for Fund shares purchased on or after January 1, 2012 and sold on or after that date. The Funds will permit Fund shareholders to elect from among several cost basis methods accepted by the Internal Revenue Service, including average cost. In the absence of an election by a shareholder, the Funds will use the average cost method with respect to that shareholder.

If, within 90 days after purchasing Fund shares with a sales charge, a shareholder exchanges the shares and acquires new shares at a reduced (or without any) sales charge pursuant to a right acquired with the original shares prior to February 1st of the calendar year following the initial acquisition of Fund shares, prior to February 1st of the calendar year following the initial acquisition of Fund shares, then the shareholder may not take the original sales charge into account in determining the shareholder’s gain or loss on the disposition of the shares. Gain or loss will generally be determined by excluding all or a portion of the sales charge from the shareholder’s tax basis in the exchanged shares, and the amount excluded will be treated as an amount paid for the new shares.

BACKUP WITHHOLDING

The Funds generally will be required to withhold federal income tax at a current rate of 24% (“backup withholding”) from dividends paid, capital gain distributions, and redemption proceeds to shareholders if: (1) the shareholder fails to furnish the Funds with the shareholder’s correct taxpayer identification number or social security number; (2) the IRS notifies the shareholder or the Funds that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

OTHER TAXATION

Distributions may be subject to additional state and local taxes, depending on each shareholder’s particular situation.

FOREIGN SHAREHOLDERS

Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, or foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from a Fund is "effectively connected" with a U.S. trade or business carried on by such shareholder. If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, ordinary income dividends (including distributions of any net short-term capital gains) will generally be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. Note that the preferential rate of tax applicable to qualified dividend income (discussed above) does not apply to dividends paid to foreign shareholders. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of a Fund, and distributions of net long-term capital gains that are reported as capital gain dividends. If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary income dividends, capital gain dividends and any gains realized upon the sale of shares of a Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. If the Funds elect to report distributions derived from certain U.S. source interest and short-term capital gains, such distributions may be paid to foreign shareholders free of withholding. However, depending on the circumstances, a Fund may report all, some or none of the Fund’s potentially eligible dividends as eligible for this exemption, and a portion of the Fund's distributions (e.g. interest from non-U.S. sources or any foreign currency gains) would be ineligible for this potential exemption from withholding.

The Funds are required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders may be requested to provide additional information to the Funds to enable the Funds to determine whether withholding is required.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Funds, including the applicability of the U.S. estate tax and foreign taxes.

FUND INVESTMENTS

Market Discount. If a Fund purchases a debt security in the secondary market at a price lower than the stated redemption price at maturity of such debt security, the excess of the stated redemption price over the purchase price is “market discount.” If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by a Fund in respect of each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by a Fund, at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity, which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount” not previously taken into account.

Constructive Sales. Under certain circumstances, the Funds may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, a Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon a Fund’s holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on a Fund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions if such transaction is closed before the end of the 30th day after the close of a Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction was closed.

FOREIGN TAX ISSUES

Passive Foreign Investment Companies. The Funds may invest in stocks of foreign companies that are considered as passive foreign investment companies (“PFICs”) under the Code. In general, a foreign company is considered a PFIC if at least 50% of its assets constitute investment-type assets or 75% or more of its gross income constitutes investment-type income. In general, under the PFIC rules, an “excess distribution” received with respect to PFIC stock is treated as having been realized ratably over the period during which the Funds held the PFIC stock. A Fund itself will be subject to tax on the portion, if any, of the excess distribution that is allocated to that Fund’s holding period in prior taxable years (and an interest factor will be added to the tax, as if the tax had actually been payable in such prior taxable years) even though that Fund distributes the corresponding income to shareholders. Excess distributions include any gain from the sale of PFIC stock as well as certain distributions from a PFIC. All excess distributions are characterized as ordinary income.

The Funds may be able to elect alternative tax treatment with respect to PFIC stock. Under an election that currently may be available, a Fund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether any distributions are received from the PFIC. If this election is made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. Alternatively, each Fund may be able to elect to mark to market its PFIC stock, resulting in the stock being treated as having been sold at fair market value on the last business day of each taxable year. Any resulting gain would be reported by a Fund as ordinary income, and mark-to-market losses and any loss from an actual disposition of the Fund’s shares would be deductible by the Fund as ordinary losses to the extent of any net mark-to-market gains included in income in prior taxable years.

Alternatively, a Fund may be able to elect to treat a PFIC investment as a “qualified electing fund” upon the condition precedent that the PFIC furnishes a PFIC annual information statement to the Fund. Under this election the Fund would be required to annually recognize its pro-rata share of net income and net capital gains of the PFIC regardless of whether they are actually distributed by the PFIC.

Because the application of the PFIC rules may affect, among other things, the character of gains, the amount of gain or loss and the timing of the recognition of income with respect to PFIC stock, as well as subject each Fund itself to tax on certain income from PFIC stock, the amount that must be distributed to shareholders, and which will be taxed to shareholders as ordinary income or long-term capital gain, may be increased or decreased substantially as compared to a fund that did not invest in PFIC stock. Note that distributions from a PFIC are not eligible for the reduced rate of tax on “qualifying dividends.”

Foreign Taxes. Income received by the Funds from sources within foreign countries may be subject to withholding and other income or similar taxes imposed by such countries. If more than 50% of the value of a Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, or if at least 50% of the value of a Fund’s total assets at the close of each quarter of its taxable year is represented by interests in other regulated investment companies, and the Fund distributes at least 90% of its investment company taxable income, that Fund will be eligible and may (or may not) elect to “pass through” to that Fund’s shareholders the amount of qualifying foreign taxes paid by the Fund (the “pass-through election”). Pursuant to this election, a shareholder will be required to include in gross income (in addition to taxable dividends actually received) his pro rata share of the qualifying foreign taxes paid by a Fund, and will be entitled either to deduct (as an itemized deduction) his pro rata share of foreign income and similar taxes in computing his taxable income or to use it as a foreign tax credit against his U.S. federal income tax liability, subject to limitations. No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit (see below). No credit may be claimed by a shareholder with respect to Fund shares that have been held less than 16 days. Each shareholder will be notified after the close of a Fund’s taxable year whether the foreign taxes paid by the Fund will “pass through” for that year.

Generally, a credit for foreign taxes is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his foreign source taxable income. For this purpose, if the pass-through election is made, the source of a Fund’s income flows through to its shareholders. With respect to each Fund, gains from the sale of securities may be treated as derived from U.S. sources and certain currency fluctuation gains including fluctuation gains from foreign currency denominated debt securities, receivables and payables, may be treated as derived from U.S. sources. The limitation on the foreign tax credit is applied separately to foreign source passive income (as defined for purposes of the foreign tax credit), including the foreign source passive income passed through by a Fund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by a Fund. If a Fund is not eligible to, or does not, make the pass-through election, the foreign income taxes it pays generally will reduce investment company taxable income and the distributions by a Fund will be treated as United States source income. Furthermore, the amount of the foreign tax credit that is available to a shareholder may be limited to the extent that dividends from a foreign corporation qualify for the lower tax rate on “qualifying dividends.”

Foreign Currency. Under the Code, gains or losses attributable to fluctuations in foreign currency exchange rates which occur between the time a Fund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains and losses, referred to under the Code as “section 988” gains and losses, may increase or decrease the amount of a Fund’s net investment income to be distributed to its shareholders as ordinary income. For example, fluctuations in exchange rates may increase the amount of income that each Fund must distribute in order to qualify for treatment as a regulated investment company and to prevent application of an excise tax on undistributed income. Alternatively, fluctuations in exchange rates may decrease or eliminate income available for distribution. If section 988 losses exceed other net investment income during a taxable year, a Fund would not be able to make ordinary dividend distributions, and any distributions made before the losses were realized would be recharacterized as a return of capital to shareholders for federal income tax purposes, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her Fund shares.

As described above, at least 90% of a Fund’s gross income for each taxable year must be Qualifying Income. The Code expressly confers upon the Secretary of the Treasury of the United States the authority to issue tax regulations that would exclude income and gains from investments in foreign currencies from treatment as Qualifying Income in cases in which the foreign currency income or gains are not directly related to the company’s principal business of investing in stocks or securities (or options or futures with respect to such stocks or securities). In light of this grant of regulatory authority, there is no assurance that the Secretary will not issue such regulations. Moreover, there is a remote possibility that such regulations may be applied retroactively, which could affect the ability of a Fund to qualify as a RIC.

OTHER INFORMATION

CAPITALIZATION

The Trust is an open-end, management investment company formed as a statutory trust under the laws of the State of Delaware on March 2, 2016. The Funds were previously series of HSBC Funds or HSBC Advisor Funds Trust, different legal entities organized as a Massachusetts business trust and New York trust, respectively (together, the “Predecessor Trusts”). In 2016, at a special meeting of shareholders, the shareholders of each series of the Predecessor Trusts (the “Predecessor Funds”) approved the reorganization of the Predecessor Funds with and into corresponding “shell” series of the Trust. The shell series of the Trust succeeded to the accounting and performance histories of the Predecessor Funds. Any historical information provided for a Fund that relates to periods prior to June 24, 2016 is that of the corresponding Predecessor Fund.

The HSBC Predecessor Trust was a Massachusetts business trust established under a Declaration of Trust dated April 22, 1987, as a successor to two previously-existing Massachusetts business trusts, Fund Trust Tax-Free Trust (organized on July 30, 1986) and Fund Vest (organized on July 17, 1984, and since renamed Fund Source). Prior to October 3, 1994, the name of the Predecessor Trust was “Fund Trust.” Prior to April 12, 2001, the name of the Predecessor Trust was “Republic Funds.” Prior to February 28, 2012, the name of the Predecessor Trust was “HSBC Investor Funds.” The HSBC Advisor Funds Trust Predecessor Trust was a Massachusetts business trust established under a Declaration of Trust dated April 5, 1996.

The capitalization of the Trust consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board may establish additional series (with different investment objectives and fundamental policies) and classes of shares within each series at any time in the future. Establishment and offering of additional classes or series will not alter the rights of the Funds’ shareholders.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board has appointed [●] as the independent registered public accounting firm of the Trust. [●] audits the Trust’s annual financial statements and prepares the Trust’s income tax returns. [●]’s address is [●].

COUNSEL

Dechert LLP, 1900 K Street, N.W., Washington, D.C. 20006, advises on certain legal matters in connection with the shares of the Funds offered by the Trust, and also acts as counsel to the Trust. Stradley Ronon Stevens & Young, LLP, 2000 K Street, N.W. Suite 700, Washington, D.C. 20006, acts as counsel to the Independent Trustees of the Trust.

CODE OF ETHICS

The Trust, and each of the Adviser, the Subadviser and Citi have adopted a code of ethics, as required by applicable law, including Rule 17j-1 under the 1940 Act, which is designed to prevent affiliated persons of the Trust, the Adviser, the Subadviser and Citi from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). Each Code sets forth restrictions with respect to certain transaction and contains preclearance and reporting obligations.

REGISTRATION STATEMENT

This SAI and the Prospectus do not contain all the information included in the Trust’s registration statement filed with the SEC under the 1933 Act with respect to shares of a Fund, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The registration statement, including the exhibits filed therewith, may be obtained on the SEC’s website at http://www.sec.gov or copies of this information may be obtained after paying a duplicating fee, by electronic request, at the following email address: publicinfo@sec.gov.

Statements contained herein and in the Prospectus as to the contents of any contract or other document referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other document that was filed as an exhibit to the registration statement, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS

Each Fund’s current audited financial statements (and the audited financial statements of the Portfolio) dated October 31, 2021 have been audited by [●], an independent registered public accounting firm, as indicated in its report with respect thereto, and are hereby incorporated herein by reference from the Annual Report of the Funds dated October 31, 2021, as filed with the SEC. Copies of the report will be provided without charge to each person receiving this SAI.

SHAREHOLDER INQUIRIES

All shareholder inquiries should be directed to the Trust, P.O. Box 219691, Kansas City, MO 64121-9691.

GENERAL AND ACCOUNT INFORMATION: (800) 782-8183 (TOLL FREE)

UNITED STATES

Concise Proxy Voting Guidelines
Benchmark Policy Recommendations

Effective for Meetings on or after February 1, 2020
Published December 11, 2019

ISSGOVERNANCE.COM
© 2019 | Institutional Shareholder Services and/or its affiliates

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UNITED STATES CONCISE PROXY VOTING GUIDELINES

The policies contained herein are a sampling only of selected key ISS U.S. proxy voting guidelines, and are not intended to be exhaustive. The complete guidelines can be found at:

https://www.issgovernance.com/policy-gateway/voting-policies/

Board of Directors

Voting on Director Nominees in Uncontested Elections

General Recommendation: Generally vote for director nominees, except under the following circumstances (with new nominees[1] considered on case-by-case basis):

Independence
Vote against2 or withhold from non-independent directors (Executive Directors and Non-Independent Non-Executive Directors per ISS’ Classification of Directors) when:

■	Independent directors comprise 50 percent or less of the board;
■	The non-independent director serves on the audit, compensation, or nominating committee;
■	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee; or
■	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee.

Composition

Attendance at Board and Committee Meetings: Generally vote against or withhold from directors (except nominees who served only part of the fiscal year3) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

■	Medical issues/illness;
■	Family emergencies; and
■	Missing only one meeting (when the total of all meetings is three or fewer).

____________________

1 A "new nominee" is a director who is being presented for election by shareholders for the first time. Recommendations on new nominees who have served for less than one year are made on a case-by-case basis depending on the timing of their appointment and the problematic governance issue in question.
2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 Nominees who served for only part of the fiscal year are generally exempted from the attendance policy.

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In cases of chronic poor attendance without reasonable justification, in addition to voting against the director(s) with poor attendance, generally vote against or withhold from appropriate members of the nominating/governance committees or the full board.

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors: Generally vote against or withhold from individual directors who:

■	Sit on more than five public company boards; or
■	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[4].

Diversity: For companies in the Russell 3000 or S&P 1500 indices, generally vote against or withhold from the chair of the nominating committee (or other directors on a case-by-case basis) at companies where there are no women on the company's board. Mitigating factors include:

■	Until Feb. 1, 2021, a firm commitment, as stated in the proxy statement, to appoint at least one woman to the board within a year;
■	The presence of a woman on the board at the preceding annual meeting and a firm commitment to appoint at least one woman to the board within a year; or
■	Other relevant factors as applicable.

Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

■

The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year or failed to act on a management proposal seeking to ratify an existing charter/bylaw provision that received opposition of a majority of the shares cast in the previous year. Factors that will be considered are:

	■	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
	■	Rationale provided in the proxy statement for the level of implementation;
	■	The subject matter of the proposal;
	■	The level of support for and opposition to the resolution in past meetings;
	■	Actions taken by the board in response to the majority vote and its engagement with shareholders;
	■	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
	■	Other factors as appropriate.
■	The board failed to act on takeover offers where the majority of shares are tendered;

____________________

4 Although all of a CEO’s subsidiary boards with publicly-traded common stock will be counted as separate boards, ISS will not recommend a withhold vote for the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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■

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Say on Pay proposal if:

■	The company’s previous say-on-pay received the support of less than 70 percent of votes cast. Factors that will be considered are:
	■	The company's response, including:

■Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);

■Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
■Disclosure of specific and meaningful actions taken to address shareholders' concerns;
	■	Other recent compensation actions taken by the company;
	■	Whether the issues raised are recurring or isolated;
	■	The company's ownership structure; and
	■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.
■	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the plurality of votes cast.

Accountability

Problematic Takeover Defenses/Governance Structure

Poison Pills: Vote against or withhold from all nominees (except new nominees1, who should be considered case-by-case) if:

■

The company has a poison pill that was not approved by shareholders[5]. However, vote case-by-case on nominees if the board adopts an initial pill with a term of one year or less, depending on the disclosed rationale for the adoption, and other factors as relevant (such as a commitment to put any renewal to a shareholder vote).

■	The board makes a material adverse modification to an existing pill, including, but not limited to, extension, renewal, or lowering the trigger, without shareholder approval.

Classified Board Structure: The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Removal of Shareholder Discretion on Classified Boards: The company has opted into, or failed to opt out of, state laws requiring a classified board structure.

____________________

5 Public shareholders only, approval prior to a company’s becoming public is insufficient.

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Director Performance Evaluation: The board lacks mechanisms to promote accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one-, three-, and five-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s operational metrics and other factors as warranted. Problematic provisions include but are not limited to:

■	A classified board structure;
■	A supermajority vote requirement;
■	Either a plurality vote standard in uncontested director elections, or a majority vote standard in contested elections;
■	The inability of shareholders to call special meetings;
■	The inability of shareholders to act by written consent;
■	A multi-class capital structure; and/or
■	A non-shareholder-approved poison pill.

Unilateral Bylaw/Charter Amendments and Problematic Capital Structures: Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if the board amends the company's bylaws or charter without shareholder approval in a manner that materially diminishes shareholders' rights or that could adversely impact shareholders, considering the following factors:

■	The board's rationale for adopting the bylaw/charter amendment without shareholder ratification;
■	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
■	The level of impairment of shareholders' rights caused by the board's unilateral amendment to the bylaws/charter;
■	The board's track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
■	The company's ownership structure;
■	The company's existing governance provisions;
■	The timing of the board's amendment to the bylaws/charter in connection with a significant business development; and
■	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees1, who should be considered case-by-case) if the directors:

■	Classified the board;
■	Adopted supermajority vote requirements to amend the bylaws or charter; or
■	Eliminated shareholders' ability to amend bylaws.

Problematic Capital Structure - Newly Public Companies: For newly public companies6, generally vote against or withhold from the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board implemented a multi-class capital structure in which the classes have unequal voting rights without subjecting the multi-class capital structure to a reasonable time-based sunset. In assessing the reasonableness of a time-based sunset provision, consideration will be given to the company’s lifespan, its post-IPO ownership structure and the board’s disclosed rationale for the sunset period selected. No sunset period of more than seven years from the date of the IPO will be considered to be reasonable.

____________________

6 Newly-public companies generally include companies that emerge from bankruptcy, spin-offs, direct listings, and those who complete a traditional initial public offering.

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Continue to vote against or withhold from incumbent directors in subsequent years, unless the problematic capital structure is reversed or removed.

Problematic Governance Structure - Newly Public Companies: For newly public companies6, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees1, who should be considered case-by-case) if, prior to or in connection with the company's public offering, the company or its board adopted the following bylaw or charter provisions that are considered to be materially adverse to shareholder rights:

■	Supermajority vote requirements to amend the bylaws or charter;
■	A classified board structure; or
■	Other egregious provisions.

A reasonable sunset provision will be considered a mitigating factor.

Unless the adverse provision is reversed or removed, vote case-by-case on director nominees in subsequent years.

Management Proposals to Ratify Existing Charter or Bylaw Provisions: Vote against/withhold from individual directors, members of the governance committee, or the full board, where boards ask shareholders to ratify existing charter or bylaw provisions considering the following factors:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Restrictions on Shareholders’ Rights

Restricting Binding Shareholder Proposals: Generally vote against or withhold from the members of the governance committee if:

■	The company’s governing documents impose undue restrictions on shareholders’ ability to amend the bylaws. Such restrictions include but are not limited to: outright prohibition on the submission of binding shareholder proposals or share ownership requirements, subject matter restrictions, or time holding requirements in excess of SEC Rule 14a-8. Vote against or withhold on an ongoing basis.

Submission of management proposals to approve or ratify requirements in excess of SEC Rule 14a-8 for the submission of binding bylaw amendments will generally be viewed as an insufficient restoration of shareholders' rights. Generally continue to vote against or withhold on an ongoing basis until shareholders are provided with an unfettered ability to amend the bylaws or a proposal providing for such unfettered right is submitted for shareholder approval.

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Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

■	The non-audit fees paid to the auditor are excessive;
■	The company receives an adverse opinion on the company’s financial statements from its auditor; or
■	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

■	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.

Problematic Compensation Practices

In the absence of an Advisory Vote on Executive Compensation (Say on Pay) ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices; or
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Generally vote against or withhold from the Compensation Committee chair, other committee members, or potentially the full board if:

■	The company fails to include a Say on Pay ballot item when required under SEC provisions, or under the company’s declared frequency of say on pay; or
■	The company fails to include a Frequency of Say on Pay ballot item when required under SEC provisions.

Generally vote against members of the board committee responsible for approving/setting non-employee director compensation if there is a pattern (i.e. two or more years) of awarding excessive non-employee director compensation without disclosing a compelling rationale or other mitigating factors.

Problematic Pledging of Company Stock:

Vote against the members of the committee that oversees risks related to pledging, or the full board, where a significant level of pledged company stock by executives or directors raises concerns. The following factors will be considered:

■	The presence of an anti-pledging policy, disclosed in the proxy statement, that prohibits future pledging activity;
■	The magnitude of aggregate pledged shares in terms of total common shares outstanding, market value, and trading volume;
■	Disclosure of progress or lack thereof in reducing the magnitude of aggregate pledged shares over time;
■	Disclosure in the proxy statement that shares subject to stock ownership and holding requirements do not include pledged company stock; and
■	Any other relevant factors.

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Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

■	Material failures of governance, stewardship, risk oversight[7], or fiduciary responsibilities at the company;
■	Failure to replace management as appropriate; or
■	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Voting on Director Nominees in Contested Elections

Vote-No Campaigns
General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Proxy Contests/Proxy Access — Voting for Director Nominees in Contested Elections
General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

■	Long-term financial performance of the company relative to its industry;
■	Management’s track record;
■	Background to the contested election;
■	Nominee qualifications and any compensatory arrangements;
■	Strategic plan of dissident slate and quality of the critique against management;
■	Likelihood that the proposed goals and objectives can be achieved (both slates); and
■	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether there are more candidates than board seats).

Independent Board Chair
General Recommendation: Generally vote for shareholder proposals requiring that the board chair position be filled by an independent director, taking into consideration the following:

■	The scope and rationale of the proposal;
■	The company's current board leadership structure;
■	The company's governance structure and practices;
■	Company performance; and
■	Any other relevant factors that may be applicable.
___________________

7 Examples of failure of risk oversight include but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlement; or hedging of company stock.

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The following factors will increase the likelihood of a “for” recommendation:

■	A majority non-independent board and/or the presence of non-independent directors on key board committees;
■	A weak or poorly-defined lead independent director role that fails to serve as an appropriate counterbalance to a combined CEO/chair role;
■	The presence of an executive or non-independent chair in addition to the CEO, a recent recombination of the role of CEO and chair, and/or departure from a structure with an independent chair;
■	Evidence that the board has failed to oversee and address material risks facing the company;
■	A material governance failure, particularly if the board has failed to adequately respond to shareholder concerns or if the board has materially diminished shareholder rights; or
■	Evidence that the board has failed to intervene when management’s interests are contrary to shareholders' interests.

Proxy Access General Recommendation: Generally vote for management and shareholder proposals for proxy access with the following provisions:

■	Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
■	Ownership duration: maximum requirement not longer than three (3) years of continuous ownership for each member of the nominating group;
■	Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
■	Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.
Generally vote against proposals that are more restrictive than these guidelines.

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Shareholder Rights & Defenses

Ratification Proposals: Management Proposals to Ratify Existing Charter or Bylaw Provisions
General Recommendation: Generally vote against management proposals to ratify provisions of the company’s existing charter or bylaws, unless these governance provisions align with best practice.

In addition, voting against/withhold from individual directors, members of the governance committee, or the full board may be warranted, considering:

■	The presence of a shareholder proposal addressing the same issue on the same ballot;
■	The board's rationale for seeking ratification;
■	Disclosure of actions to be taken by the board should the ratification proposal fail;
■	Disclosure of shareholder engagement regarding the board’s ratification request;
■	The level of impairment to shareholders' rights caused by the existing provision;
■	The history of management and shareholder proposals on the provision at the company’s past meetings;
■	Whether the current provision was adopted in response to the shareholder proposal;
■	The company's ownership structure; and
■	Previous use of ratification proposals to exclude shareholder proposals.

Capital/Restructuring

Common Stock Authorization
General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

■	Past Board Performance:
	■	The company's use of authorized shares during the last three years;

■	The Current Request:
	■	Disclosure in the proxy statement of the specific purposes of the proposed increase;
	■	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
	■	The dilutive impact of the request as determined relative to an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.

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ISS will apply the relevant allowable increase below to requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that ISS is recommending FOR, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

Share Repurchase Programs
General Recommendation: For U.S.-incorporated companies, and foreign-incorporated U.S. Domestic Issuers that are traded solely on U.S. exchanges, vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms, or to grant the board authority to conduct open-market repurchases, in the absence of company-specific concerns regarding:

■	Greenmail,
■	The use of buybacks to inappropriately manipulate incentive compensation metrics,
■	Threats to the company's long-term viability, or
■	Other company-specific factors as warranted.

Vote case-by-case on proposals to repurchase shares directly from specified shareholders, balancing the stated rationale against the possibility for the repurchase authority to be misused, such as to repurchase shares from insiders at a premium to market price.

Share Repurchase Programs Shareholder Proposals
General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock. Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

■	Financial issues - company's financial situation; degree of need for capital; use of proceeds; effect of the financing on the company's cost of capital;
■	Management's efforts to pursue other alternatives;
■	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
■	Conflict of interest - arm's length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

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Mergers and Acquisitions
General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

■	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction, and strategic rationale.
■	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
■	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
■	Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
■	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
■	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Compensation

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.

Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.

Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4.

Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5.

Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors is reasonable and does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

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Advisory Votes on Executive Compensation—Management Proposals (Say-on-Pay)
General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Say-on-Pay or “SOP”) if:

■	There is an unmitigated misalignment between CEO pay and company performance (pay for performance);
■	The company maintains significant problematic pay practices;
■	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

■	There is no SOP on the ballot, and an against vote on an SOP would otherwise be warranted due to pay-for-performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
■	The board fails to respond adequately to a previous SOP proposal that received less than 70 percent support of votes cast;
■	The company has recently practiced or approved problematic pay practices, such as option repricing or option backdating; or
■	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation

ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the S&P1500, Russell 3000, or Russell 3000E Indices8, this analysis considers the following:

1.	Peer Group[9] Alignment:

■	The degree of alignment between the company's annualized TSR rank and the CEO's annualized total pay rank within a peer group, each measured over a three-year period.
■	The rankings of CEO total pay and company financial performance within a peer group, each measured over a three-year period.
■	The multiple of the CEO's total pay relative to the peer group median in the most recent fiscal year.

2.	Absolute Alignment[10] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

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8 The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
9 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company's selected peers' GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market-cap bucket that is reflective of the company's. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.

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If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, a misalignment between pay and performance is otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to an evaluation of how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

■	The ratio of performance- to time-based incentive awards;
■	The overall ratio of performance-based compensation to fixed or discretionary pay;
■	The rigor of performance goals;
■	The complexity and risks around pay program design;
■	The transparency and clarity of disclosure;
■	The company's peer group benchmarking practices;
■	Financial/operational results, both absolute and relative to peers;
■	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
■	Realizable pay[11] compared to grant pay; and
■	Any other factors deemed relevant.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

■	Problematic practices related to non-performance-based compensation elements;
■	Incentives that may motivate excessive risk-taking or present a windfall risk; and
■	Pay decisions that circumvent pay-for-performance, such as options backdating or waiving performance requirements.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy. Please refer to ISS' U.S. Compensation Policies FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices. The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

■	Repricing or replacing of underwater stock options/SARs without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
■	Extraordinary perquisites or tax gross-ups;
■	New or materially amended agreements that provide for:
	■	Excessive termination or CIC severance payments (generally exceeding 3 times base salary and average/target/most recent bonus);
	■	CIC severance payments without involuntary job loss or substantial diminution of duties ("single" or "modified single" triggers) or in connection with a problematic Good Reason definition;
	■	CIC excise tax gross-up entitlements (including "modified" gross-ups);

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10 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
11 ISS research reports include realizable pay for S&P1500 companies.

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■	Multi-year guaranteed awards that are not at risk due to rigorous performance conditions;
■	Liberal CIC definition combined with any single-trigger CIC benefits;
■	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI's executives is not possible;
■	Any other provision or practice deemed to be egregious and present a significant risk to investors.

Compensation Committee Communications and Responsiveness

Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

■	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
■	Failure to adequately respond to the company's previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
	■	Disclosure of engagement efforts with major institutional investors, including the frequency and timing of engagements and the company participants (including whether independent directors participated);
	■	Disclosure of the specific concerns voiced by dissenting shareholders that led to the say-on-pay opposition;
	■	Disclosure of specific and meaningful actions taken to address shareholders' concerns;
	■	Other recent compensation actions taken by the company;
	■	Whether the issues raised are recurring or isolated;
	■	The company's ownership structure; and
	■	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Equity-Based and Other Incentive Plans

Please refer to ISS' U.S. Equity Compensation Plans FAQ document for additional details on the Equity Plan Scorecard policy.

General Recommendation: Vote case-by-case on certain equity-based compensation plans[12] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an "Equity Plan Scorecard" (EPSC) approach with three pillars:

■	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company's estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
	■	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
	■	SVT based only on new shares requested plus shares remaining for future grants.

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12 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors; amended plans will be further evaluated case-by-case.

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■	Plan Features:
■	Quality of disclosure around vesting upon a change in control (CIC);
■	Discretionary vesting authority;
■	Liberal share recycling on various award types;
■	Lack of minimum vesting period for grants made under the plan;
■	Dividends payable prior to award vesting.

■	Grant Practices:
■	The company’s three-year burn rate relative to its industry/market cap peers;
■	Vesting requirements in CEO's recent equity grants (3-year look-back);
■	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
■	The proportion of the CEO's most recent equity grants/awards subject to performance conditions;
■	Whether the company maintains a sufficient claw-back policy;
■	Whether the company maintains sufficient post-exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders' interests, or if any of the following egregious factors ("overriding factors") apply:

■	Awards may vest in connection with a liberal change-of-control definition;
■

The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies – or by not prohibiting it when the company has a history of repricing – for non-listed companies);

■	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances;
■	The plan is excessively dilutive to shareholders' holdings;
■	The plan contains an evergreen (automatic share replenishment) feature; or
■	Any other plan features are determined to have a significant negative impact on shareholder interests.

Social and Environmental Issues

Global Approach

Issues covered under the policy include a wide range of topics, including consumer and product safety, environment and energy, labor standards and human rights, workplace and board diversity, and corporate political issues. While a variety of factors goes into each analysis, the overall principle guiding all vote recommendations focuses on how the proposal may enhance or protect shareholder value in either the short or long term.

General Recommendation: Generally vote case-by-case, examining primarily whether implementation of the proposal is likely to enhance or protect shareholder value. The following factors will be considered:

■	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
■	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
■	Whether the proposal's request is unduly burdensome (scope or timeframe) or overly prescriptive;
■	The company's approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
■	Whether there are significant controversies, fines, penalties, or litigation associated with the company's environmental or social practices;

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■

If the proposal requests increased disclosure or greater transparency, whether reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and

■

If the proposal requests increased disclosure or greater transparency, whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Climate Change/Greenhouse Gas (GHG) Emissions
General Recommendation: Generally vote for resolutions requesting that a company disclose information on the financial, physical, or regulatory risks it faces related to climate change on its operations and investments or on how the company identifies, measures, and manages such risks, considering:

■

Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company's level of disclosure compared to industry peers; and
■	Whether there are significant controversies, fines, penalties, or litigation associated with the company's climate change-related performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

■

The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

■	The company's level of disclosure is comparable to that of industry peers; and
■	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

■	Whether the company provides disclosure of year-over-year GHG emissions performance data;
■	Whether company disclosure lags behind industry peers;
■	The company's actual GHG emissions performance;
■	The company's current GHG emission policies, oversight mechanisms, and related initiatives; and
■	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Board Diversity General Recommendation: Generally vote for requests for reports on a company's efforts to diversify the board, unless:

■	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
■	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

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Vote case-by-case on proposals asking a company to increase the gender and racial minority representation on its board, taking into account:

■	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
■	The level of gender and racial minority representation that exists at the company’s industry peers;
■	The company’s established process for addressing gender and racial minority board representation;
■	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
■	The independence of the company’s nominating committee;
■	Whether the company uses an outside search firm to identify potential director nominees; and
■	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender, Race, or Ethnicity Pay Gap
General Recommendation: Generally vote case-by-case on requests for reports on a company's pay data by gender, race, or ethnicity, or a report on a company’s policies and goals to reduce any gender, race, or ethnicity pay gap, taking into account:

■	The company's current policies and disclosure related to both its diversity and inclusion policies and practices and its compensation philosophy on fair and equitable compensation practices;
■	Whether the company has been the subject of recent controversy, litigation, or regulatory actions related to gender, race, or ethnicity pay gap issues; and
■	Whether the company's reporting regarding gender, race, or ethnicity pay gap policies or initiatives is lagging its peers.

Sustainability Reporting
General Recommendation: Generally vote for proposals requesting that a company report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

■

The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

■	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Lobbying
General Recommendation: Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:

■	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
■	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
■	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

Political Contributions
General Recommendation: Generally vote for proposals requesting greater disclosure of a company's political contributions and trade association spending policies and activities, considering:

■	The company's policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
■	The company's disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
■	Recent significant controversies, fines, or litigation related to the company's political contributions or political activities.

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Vote against proposals barring a company from making political contributions. Businesses are affected by legislation at the federal, state, and local level; barring political contributions can put the company at a competitive disadvantage.

Vote against proposals to publish in newspapers and other media a company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

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The Information has not been submitted to, nor received approval from, the United States Securities and Exchange Commission or any other regulatory body. None of the Information constitutes an offer to sell (or a solicitation of an offer to buy), or a promotion or recommendation of, any security, financial product or other investment vehicle or any trading strategy, and ISS does not endorse, approve, or otherwise express any opinion regarding any issuer, securities, financial products or instruments or trading strategies.

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APPENDIX B: SUBADVISER PROXY VOTING GUIDELINES

General

RadiantESG’s authority to vote proxies or act on other shareholder actions on behalf of its clients is established under the delegation of discretionary authority under the investment advisory agreement with its clients. Unless a client (including a “named fiduciary” under ERISA) specifically reserves the right, in writing, to vote its own proxies or to take shareholder action in other corporate actions, RadiantESG will vote all proxies or act on all other actions received in sufficient time prior to their deadlines as part of its full discretionary authority over the assets.

Proxies on securities will be voted for the exclusive benefit of and in the best economic interest of RadiantESG clients, as determined by RadiantESG in good faith. Such voting responsibilities will be exercised in a manner that is consistent with the general anti-fraud provisions of the Investment Advisers Act of 1940, as amended.

To the extent that RadiantESG invests in securities other than non-voting securities and has authority to vote proxies for such securities, RadiantESG will ensure that it maintains the appropriate records of how it voted these securities and provide those records within the appropriate time frame for the public filing of Form N-PX no later than August 31 of each year containing information in respect of the previous twelve-month period ending June 30. RadiantESG may engage the services of an independent third party to fulfill its voting and recordkeeping obligations.

Voting Guidelines

Proxy voting is a key dimension in RadiantESG’s efforts to carefully consider Environmental, Social, and Governance (ESG) factors in all aspects of its investment process. RadiantESG’s ethos is to approach public equities investing with an ‘impact mindset’ which requires voting proxies in a careful and considered way, putting client interest first, for all accounts for which RadiantESG has the power to vote. Specifically, RadiantESG defines ‘best interest’ as meaning best long-run economic interest, taking into consideration nuances of a company’s given industry, its regulatory environment, its relationship to its stakeholders, and its ESG profile. RadiantESG believes this approach is consistent with its fiduciary duty to its clients.

RadiantESG has selected Institutional Shareholder Services (ISS) as its outsourced service provider for proxy research and execution. ISS provides proxy- and regulation-related research, voting recommendations, voting agent services (i.e. proxy voting), and recordkeeping. Additionally, they provide functionality that allows for easy production of proxy reporting metrics. Typically, RadiantESG will follow ISS’ recommendations for voting given its alignment with ISS’ Sustainability Proxy Voting Guidelines, but leaves the door open to voting against the ISS recommendation as merited on a case-by-case basis. RadiantESG will elect to vote differently than ISS’ recommendation if it views a particular recommendation as not being in its clients’ best interest.

The details of ISS’ Sustainability Proxy Voting Guidelines can be found here: https://www.issgovernance.com/policy-gateway/voting-policies/

RadiantESG’s policies are consistent with its belief that companies with stronger ESG profiles will benefit economically relative to their peers. Further, RadiantESG believes that, by pushing all companies to adopt ESG best practices, the aggregate economy will benefit. In this way, ESG-focused proxy voting is viewed as both an ‘alpha’ and a ‘beta’ pursuit. RadiantESG’s voting policy encourages companies to control their own narrative (disclosure) and their own evolutionary path (action) when it comes to ESG matters, as opposed to being backed into a corner by regulation, taxation, or the simple physical limits of the planet. RadiantESG’s voting practice includes the following general commitments:

Environmental issues
RadiantESG commits to voting for increased disclosure of relevant environmental data, voting for proposals related to reducing negative environmental impacts and/or improving positive impacts. Of specific interest are proposals associated with tangible action to reduce GHG emissions, the production and use of single-use plastics, and micro-plastics.

Social Issues
RadiantESG commits to voting for increased disclosure of data related to all aspects of a company’s ‘social’ profile. The Firm notes a troubling absence of company-reported information on ‘S’ concepts that must be remedied in order to understand the risks shareholders face along this dimension. Of specific interest are proposals aimed at increasing disclosure of race and ethnicity (as permitted by law), increasing representation for women and historically under-represented groups in management, increasing supply chain transparency, increasing disclosure of animal testing and support for the adoption of strong ethical policies including the ‘three Rs’, and proposals aimed at disclosure and reduction workplace violence and discrimination.

Governance Issues
RadiantESG endeavors to vote all proxies. However, in very limited circumstances, there may be foreign market practices that discourage voting. An example would be countries that require ‘share blocking’, a practice that prevents the sale of shares prior to and after the voting date. This practice varies significantly on a country-by-country basis, but to the extent RadiantESG believes it may be limited in its ability to actively manage portfolios on its clients’ behalf, it will refrain from voting. Another example would be the ‘beneficial owner’ or ‘POA’ requirement, in which the beneficial owner of the security must vote in person, or a representative with power of attorney must be designated. The former is impractical and the latter is cumbersome, expensive, and often ineffective. More benign voting impediments would be delayed receipt of proxy materials or voting limits for foreign shareholders.

RadiantESG commits to voting in support of independence and diversity at the Board level. The Firm will support initiatives to bolster shareholder rights (including voting against dual classes of stock). RadiantESG believes that shareholders should have a voice in executive compensation and severance packages and will vote accordingly, as well as voting for increased disclosure of political donations, charitable activity, and lobbying efforts.

Informed voting
RadiantESG believes that, as shareholders, rights and responsibilities to influence a company’s path of travel through Voting should be exercised. It is therefore important to understand the current regulatory and business framework in which that company operates, the nature of the industry of which the company is a member, and best practices with respect to corporate governance, environmental, and social policy.

RadiantESG uses a number of sources to research how management and shareholder proposals are aligned with (or against) what it believes to be in the best long-term interest of investors. A primary source of information is ISS, RadiantESG’s outsourced proxy voting provider. RadiantESG also uses a variety of publicly available sources focused on regulatory and legal analysis, not-for-profit organizations focused on key social or environmental themes, as well as considering the public stances of large asset owners who typically have well-researched opinions.

Proxy Voting Oversight

RadiantESG’s Investment Forum will provide oversight of RadiantESG’s Proxy Voting practices. The Investment Forum is comprised of portfolio management, compliance and other senior professionals. It is charged with reviewing the most recent proxy voting metrics, potential conflicts of interest, and Proxy Voting Policy overrides. The CCO or a person acting in a like capacity, shall be ultimately responsible for ensuring that all proxies are voted in a timely manner and voted consistently across all portfolios or in accordance with any specific written instructions provided by RadiantESG or its clients.

RadiantESG’s Proxy Voting Policy is reviewed annually for both compliance (tests for adherence to the Policy) and continued relevance and effectiveness. Policy changes are therefore annual, always with the goal of evolving our proxy voting policy to reflect the best interests of our clients.

On an annual basis (or more frequently, if merited), RadiantESG will formally evaluate the performance of the outsourced service provider, with a focus on three key criteria: 1) the quality of the providers voting research and recommendations, 2) the accuracy of voting per RadiantESG’s Proxy Voting Policy, and 3) service provider business strength as measured by client service, absence of conflicts of interest, going concern risk, corporate activity that may compromise the services it receives, and service provider ethics.

Conflicts of Interest

Where a proxy proposal raises a material conflict of interest between RadiantESG interests and that of one or more its clients, RadiantESG shall resolve such conflict in the manner described below:

a.	To the extent that RadiantESG has no discretion to deviate from the pre-determined voting policy with respect to the proposal in question, RadiantESG will vote in accordance with the policy.

b.

To the extent that RadiantESG has discretion to deviate from the pre-determined voting policy with respect to the proposal in question, RadiantESG shall disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities. The disclosure to the clients will include sufficient detail regarding the matter to be voted on and the nature of the conflict so that the clients would be able to make an informed decision regarding the vote. When a client does not respond to such a conflict disclosure request or denies the request, RadiantESG will abstain from voting the securities held by that client’s account.

Limitations

In certain circumstances, in accordance with a client’s investment advisory agreement (or other written directive) or where RadiantESG has determined that it is in the client’s best interest, RadiantESG will not vote proxies received. The following are some circumstances where RadiantESG will limit its role in voting proxies received on client securities:

a.

Client Maintains Proxy Voting Authority: Where a client specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, RadiantESG will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client. Any proxy material received by RadiantESG will promptly be forwarded to the client.

b.

Limited Value or Terminated Account: If RadiantESG concludes that the client’s economic interest or the value of the portfolio holding is indeterminable or insignificant, RadiantESG will abstain from voting a client’s proxies. RadiantESG will also abstain from voting a client’s proxies where a proxy is received for a client’s account that has been terminated. Regardless of any applicable record date of an issuer, RadiantESG will not vote proxies received for securities that are no longer held in a client’s account.

c.

Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, RadiantESG may abstain from voting where the cost of voting a client’s proxy would exceed any anticipated benefits of the proxy proposal.

d.	Shareblocking countries which prohibit the sale of securities for a period of time before and after the vote date.

Disclosure to Clients

Rule 206(4)-6 under the Advisers Act requires registered investment advisers to provide clients with a concise summary of RadiantESG’s proxy voting policies and procedures and, upon request, to provide clients with a copy of such policies and procedures.

RadiantESG will describe in its Part 2 of Form ADV its proxy voting policies and procedures and advise clients how they may obtain information on how RadiantESG voted their securities. Clients may obtain information on RadiantESG’s policies and procedures by written request addressed to RadiantESG.

RadiantESG will provide summaries on voting activities to clients who have made the requests, usually at quarterly intervals. These reports shall contain both quantitative and qualitative information.

Record Keeping

In accordance with Rule 204-2 under the Advisers Act, RadiantESG will maintain for the time periods set forth in the Rule:

a.	This policy and any amendments thereto;

b.

All proxy statements received regarding client securities (provided however, that RadiantESG may rely on the proxy statement filed on EDGAR as its records so long as it maintains a separate record identifying the statements that were received and relied upon);

c.

A record of votes cast on behalf of clients (RadiantESG may rely on records of proxy votes maintained by a proxy voting service if the service has undertaken to provide a copy of such records promptly upon request);

d.	Records of client requests for proxy voting information and RadiantESG’s written responses to written or oral requests;

e.	Any documents prepared by RadiantESG that were material to making a decision as to how to vote or that memorialized the basis for the decision; and

f.	Records relating to requests made to clients regarding conflicts of interest in voting the proxy.

Form N-PX. Rule 30b1-4 under the 1940 Act requires mutual funds, as registered investment companies, to file, by August 31 of each year, their complete proxy voting records on Form N-PX for the 12-month period ended June 30. The CCO or person acting in a like capacity will review all reports on Form N-PX of the mutual fund clients of RadiantESG and assist the funds in the timely filing of all such reports on Form N-PX.

PART C

Other Information

ITEM 28. EXHIBITS

(a)	(1)	Amended and Restated Agreement and Declaration of Trust dated October 12, 2017. (5)

	(2)	Amended Schedule A dated December 11, 2019 to the Amended and Restated Agreement and Declaration of Trust. (8)

(b)		By-Laws dated March 10, 2016. (1)

(c)		Not applicable.

(d)	(1)(i)	Master Investment Advisory Contract, dated June 24, 2016, between HSBC Funds and HSBC Global Asset Management (USA) Inc. (1)

	(1)(ii)	Investment Advisory Contract Supplement, dated June 24, 2016, regarding HSBC U.S. Treasury Money Market Fund. (1)

	(1)(v)	Investment Advisory Contract Supplement, dated June 24, 2016, regarding HSBC U.S. Government Money Market Fund. (1)

	(1)(vi)	Investment Advisory Contract Supplement, dated June 24, 2016, regarding HSBC Opportunity Portfolio. (1)

	(1)(v)	Investment Advisory Contract Supplement, dated March 24, 2021, regarding HSBC ESG Prime Money Market Fund. (12)

	(2)(i)	Sub-Advisory Agreement, dated June 24, 2016, between HSBC Global Asset Management (USA) Inc. and Westfield Capital Management L.P. regarding HSBC Opportunity Portfolio. (1)

	(2)(ii)	Form of Sub-Advisory Agreement, dated [ ], between HSBC Global Asset Management (USA) Inc. and RadiantESG Global Investors LLC regarding HSBC RadiantESG U.S. Smaller Companies Fund. (14)

(e)	(1)	Form of Selling Agreement. (1)

	(2)	Form of Dealer Agreement. (1)

	(3)	Distribution Agreement, dated May 31, 2017 between HSBC Funds and Foreside Distribution Services, L.P. (5)

	(4)	First Amendment to the Distribution Agreement, dated June 7, 2018, between HSBC Funds and Foreside Distribution Services, L.P. (6)

	(5)	Third Amendment to the Distribution Agreement, dated March 24, 2021, between HSBC Funds and Foreside Distribution Services, L.P. (12)

	(6)	Novation to the Distribution Agreement, dated September 30, 2021, between HSBC Funds and Foreside Distribution Services, L.P. (13)

(f)		Not applicable.

(g)	(1)	Custodian Agreement, dated November 1, 2006, between HSBC Funds and The Northern Trust Company. (3)

	(2)	Amended Schedule B to the Custodian Agreement between HSBC Funds and The Northern Trust Company, dated March 3, 2015. (5)

	(3)	Amended Schedule B to the Custodian Agreement between HSBC Funds and The Northern Trust Company, dated March 7, 2019. (7)

	(4)	Amended Schedule B to the Custodian Agreement between HSBC Funds and The Northern Trust Company, dated March 24, 2021. (12)

(h)	(1)(i)	Operational Support Services Agreement, dated December 10, 2021 between HSBC Global Asset Management (USA) Inc. and HSBC Funds on behalf of HSBC U.S. Government Money Market Fund, HSBC U.S. Treasury Fund and HSBC ESG Prime Money Market Fund. (13)

	(2)	Services Agreement, dated December 14, 2017, between Citi Fund Services Ohio, Inc. and HSBC Funds. (5)

	(3)	Amendment to Services Agreement, dated April 12, 2018, between Citi Fund Services Ohio, Inc. and HSBC Funds. (6)

	(4)	Amendment to Services Agreement, dated December 13, 2018, between Citi Fund Services Ohio, Inc. and HSBC Funds. (6)

	(5)	Amendment to Services Agreement, dated August 1, 2021, between Citi Fund Services Ohio, Inc. and HSBC Funds. (13)

	(6)	Expense Limitation Agreement, dated December 10, 2021, between HSBC Global Asset Management (USA) Inc. and HSBC Funds. (13)

	(7)	Administration Services Agreement, dated June 24, 2016, between HSBC Global Asset Management (USA) Inc. and HSBC Funds. (1)

	(8)	Amendment to Administration Services Agreement, dated April 1, 2019, between HSBC Global Asset Management (USA) Inc. and HSBC Funds. (7)

	(9)	Amendment to Administration Services Agreement, dated March 24, 2021, between HSBC Global Asset Management (USA) Inc. and HSBC Funds. (12)

	(10)	Sub-Administration Services Agreement, dated December 14, 2017, between Citi Fund Services Ohio, Inc. and HSBC Global Asset Management (USA) Inc. (5)

	(11)	Amendment to Sub-Administration Services Agreement, dated August 1, 2021, between Citi Fund Services Ohio, Inc. and HSBC Global Asset Management (USA) Inc. (13)

	(12)(i)	Transfer Agency and Service Agreement, dated July 15, 2016, between DST Asset Manager Solutions, Inc., and HSBC Funds. (4)

	(12)(ii)	Amendment to Transfer Agency and Service Agreement, dated October 13, 2016, between DST Asset Manager Solutions, Inc., and HSBC Funds. (4)

	(12)(iii)	Amendment to Transfer Agency and Service Agreement, dated May 18, 2017, between DST Asset Manager Solutions, Inc., and HSBC Funds. (5)

	(12)(iv)	Amendment to Transfer Agency and Service Agreement, dated May 6, 2019, between DST Asset Manager Solutions, Inc., and HSBC Funds. (7)

(i)		Opinion and Consent of Counsel. (to be filed by amendment)

(j)	(1)	Power of Attorney. (13)

	(2)	Power of Attorney. (10)

	(3)	Consent of Independent Registered Public Accounting Firm. (to be filed by amendment)

(k)		Not applicable.

(l)		Not applicable.

(m)	(1)	Master Distribution Plan relating to Class A Shares, dated June 24, 2016. (1)

	(2)	Master Distribution Plan relating to Class B Shares, dated June 24, 2016. (1)

	(3)	Master Distribution Plan relating to Class C Shares, dated June 24, 2016. (1)

	(4)	Master Distribution Plan relating to Class D Shares, dated June 24, 2016. (1)

(n)		Multiple Class Plan. (12)

(o)		Not applicable.

(p)	(1)	Code of Ethics for HSBC Funds. (6)

	(2)	Amended Code of Ethics for HSBC Global Asset Management (USA) Inc. (7)

	(3)	Amended Code of Ethics for Citi Fund Services Ohio, Inc. (7)

	(4)	Amended Code of Ethics for Westfield Capital Management Company, L.P. (2)

	(5)	Code of Ethics for RadiantESG Global Investors LLC (14)

*     *     *     *     *     *     *     *     *     *     *     *

(1)	Incorporated herein by reference from post-effective amendment No. 214 to the Registration Statement as filed with the SEC on June 27, 2016.
(2)	Incorporated herein by reference from post-effective amendment No. 184 to the Registration Statement as filed with the SEC on February 27, 2015.
(3)	Incorporated herein by reference from post-effective amendment No. 104 to the Registration Statement as filed with the SEC on February 28, 2007.
(4)	Incorporated herein by reference from post-effective amendment No. 226 to the Registration Statement as filed with the SEC on February 28, 2017.
(5)	Incorporated herein by reference from post-effective amendment No. 227 to the Registration Statement as filed with the SEC on February 28, 2018.
(6)	Incorporated herein by reference from post-effective amendment No. 230 to the Registration Statement as filed with the SEC on January 31, 2019.
(7)	Incorporated herein by reference from post-effective amendment No. 243 to the Registration Statement as filed with the SEC on December 20, 2019.

(8)	Incorporated herein by reference from post-effective amendment No. 248 to the Registration Statement as filed with the SEC on February 28, 2020.
(9)	Incorporated herein by reference from post-effective amendment No. 269 to the Registration Statement as filed with the SEC on December 23, 2020.
(10)	Incorporated herein by reference from post-effective amendment No. 273 to the Registration Statement as filed with the SEC on February 18, 2021.
(11)	Incorporated herein by reference from post-effective amendment No. 275 to the Registration Statement as filed with the SEC on February 26, 2021.
(12)	Incorporated herein by reference from post-effective amendment No. 284 to the Registration Statement as filed with the SEC on August 13, 2021.
(13)	Incorporated herein by reference from post-effective amendment No. 285 to the Registration Statement as filed with the SEC on February 28, 2022.
(14)	Filed herewith.

ITEM 29. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

Not applicable.

ITEM 30. INDEMNIFICATION

Article VII, Section 7.5 of the Registrant's Amended and Restated Agreement and Declaration of Trust provides for the indemnification of the trustees, officers, employees, agents and other controlling persons of the Registrant. The Amended and Restated Agreement and Declaration of Trust is incorporated by reference as Exhibit (a)(1).

Section 17(h) of the Investment Company Act of 1940 provides that no instrument pursuant to which Registrant is organized or administered shall contain any provision which protects or purports to protect any trustee or officer of Registrant against any liability to Registrant or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

Pursuant to the Distribution Agreement, Foreside Distribution Services, L.P. agrees to indemnify the Registrant, its officers, trustees, employees, and any person who controls the Trust (within the meaning of Section 15 of the Securities Act of 1933) against certain liabilities. A copy of the Registrant's Distribution Agreement is incorporated by reference as Exhibit (e)(3).

The Registrant may be party to other agreements that include indemnification, or substantially similar, provisions for the benefit of the Registrant's trustees, officers, employees and any person who controls the Trust.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Registrant's organizational instruments or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act of 1933 and, therefore, is unenforceable.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISERS

HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018, serves as investment adviser (“Adviser”) and is a wholly-owned subsidiary of HSBC USA, Inc., a registered bank holding company. Information as to the directors and officers of the Adviser, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of the Adviser in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-69413) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of Westfield Capital Management Company, L.P. (“Westfield”) together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of Westfield in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-34350) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

Information as to the directors and officers of RadiantESG Global Investors LLC (“RadiantESG”) together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by the directors and officers of RadiantESG in the last two years, is included in its application for registration as an investment adviser on Form ADV (File No. 801-123268) filed under the Investment Advisers Act of 1940, as amended, and is incorporated by reference thereto.

ITEM 32. PRINCIPAL UNDERWRITER

(a)	Foreside Distribution Services, L.P. (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	HSBC Funds (f/k/a HSBC Investor Funds)
2.	Princeton Long/Short Treasury Fund, Series of Northern Lights Fund Trust

(b)	The following are the Officers of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Mark A. Fairbanks	Three Canal Plaza, Suite 100,	Vice President	None
Portland, ME 04101

Richard J. Berthy	Three Canal Plaza, Suite 100,	President and Treasurer	None
Portland, ME 04101

Teresa Cowan	111 E. Kilbourn Avenue, Suite 2200	Vice President	None
Milwaukee, WI 53202

Jennifer K. Di Valerio	899 Cassatt Rd., 400 Berwyn	Vice President	None
Park, Suite 110, Berwyn, PA
19312

Jennifer E. Hoopes	Three Canal Plaza, Suite 100,	Secretary	None
Portland, ME 04101

Nanette K. Chern	Three Canal Plaza, Suite 100,	Vice President and Chief	None
	Portland, ME 04101	Compliance Officer

(c)	Not applicable.

ITEM 33. LOCATION OF ACCOUNTS AND RECORDS

The account books and other documents required to be maintained by the Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of: HSBC Global Asset Management (USA) Inc., 452 Fifth Avenue, New York, New York 10018; Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200, Columbus, Ohio 43219; Citi Fund Services Ohio, Inc., One Post Office Square, Suite 3710; Boston, MA 02199; Westfield Capital Management Company, L.P., One Financial Center, Boston, MA 02111; Northern Trust Company, 50 South LaSalle Street, Chicago, IL 60603; DST Asset Manager Solutions, Inc. 2000 Crown Colony Drive, Quincy, MA 02169.

ITEM 34. MANAGEMENT SERVICES

Not applicable.

ITEM 35. UNDERTAKINGS

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this registration statement on Form N-1A (File No. 033-07647) (the “Registration Statement”) to be signed on its behalf by the undersigned, thereto duly authorized, in the City of New York, and State of New York on the 29th day of April, 2022.

HSBC FUNDS

By:	/s/ Stefano Michelagnoli
Stefano Michelagnoli*
President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated as of the 29th day of April, 2022.

/s/ Stefano Michelagnoli	/s/ Denise Lewis
Stefano Michelagnoli*	Denise Lewis
President	Treasurer

/s/ Susan C. Gause	/s/ Susan S. Huang
Susan C. Gause**	Susan S. Huang**
Trustee	Trustee

/s/ Marcia L. Beck	/s/ Hugh T. Hurley
Marcia L. Beck**	Hugh T. Hurley**
Trustee	Trustee

*/s/ Brenden Carroll
Brenden Carroll

**/s/ Jennifer English
Jennifer English

* Brenden Carroll, as attorney-in-fact, on behalf of Stefano R. Michelagnoli pursuant to a power of attorney incorporated herein by reference from post-effective amendment No. 273 to the Registration Statement as filed with the SEC on February 18, 2021.

** Jennifer English, as attorney-in-fact, on behalf of Susan C. Gause, Susan S. Huang, Marcia L. Beck and Hugh T. Hurley, pursuant to power of attorney incorporated herein by reference from post-effective amendment No. 285 to the Registration Statement as filed with the SEC on February 28, 2022.

CERTIFICATE

The undersigned Secretary for HSBC Funds (the “Trust”) hereby certifies that the Board of Trustees of the Trust duly adopted the following resolution at a meeting of the Board held on December 16, 2020.

RESOLVED, that the officers of the Trust who may be required to execute any amendments to the Trust’s Registration Statement be, and each hereby is, authorized to execute a power of attorney appointing Jennifer English, David Harris, and Brenden Carroll, jointly and severally, their attorneys-in-fact, each with power of substitution, for said officers in any and all capacities to sign the Registration Statement under the Securities Act of 1933 and the Investment Company Act 1940 Act of the Trust and any and all amendments to such Registration Statement, and to file the same, with exhibits thereto, and other documents in connection therewith, with the SEC, the officers hereby ratifying and confirming all that each of said attorneys-in-fact, or his or her substitute or substitutes, may do or may have caused to be done by virtue hereof.

Dated: April 29, 2022

/s/ Jennifer English
Jennifer English,
Secretary

EXHIBITS

(d)(2)(ii)	Form of Sub-Advisory Agreement, dated [ ], between HSBC Global Asset Management (USA) Inc. and RadiantESG Global Investors LLC regarding HSBC RadiantESG U.S. Smaller Companies Fund.
(p)(5)	Code of Ethics for RadiantESG Global Investors LLC